As filed with the Securities and Exchange Commission on April 30, 2021

File No. 033-23251

811-04721

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 41	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 67	☒
(Check appropriate box or boxes.)

Nassau Life Variable Universal Life Account

(Exact Name of Registrant)

Nassau Life Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(860) 403-5000

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2021 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on May 1, 2021 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

[Version A]

Flex Edge

Nassau Life Variable Universal Life Account

Issued by: Nassau Life Insurance Company

PROSPECTUS	May 1, 2021

This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the investment options of the Nassau Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the mutual funds listed in Appendix A: Investment Options Available Under The Policy.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested.

For further information, you may contact us in writing at our Administrative Office at P.O. Box 5056, Hartford, CT 06102-5056. You may also contact us through our website at www.nfg.com.

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Glossary of Special Terms

The following is a list of terms and their meanings when used in this prospectus.

Administrative Office: The office set forth on the cover page of this prospectus.

Attained age: The age of the insured on the birthday nearest the most recent policy anniversary.

Cash surrender value: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

Death benefit option: The type of death benefit described in effect.

Debt: Unpaid policy loans with accrued interest.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Investment Options: The accounts within our Separate Account to which nonloaned assets under the policy are allocated.

Monthly calculation day: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

Nassau Life: Nassau Life Insurance Company, which we may refer to in this prospectus also as “we”, “our”, or “us”

Net amount at risk: On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

New York Customer Service Office: address that a policy owner should contact regarding general customer service matters including premium payments, withdrawals, surrenders, transfers, exchanges and fund/premium allocation requests. The address is: PO Box 22012, Albany, NY 12201-2012. For overnight delivery, the address is: 15 Tech Valley Drive, Suite 201, East Greenbush, N.Y. 12061-4142. The telephone number is 1-800-541-0171.

Payment date: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

Policy anniversary: The anniversary of the policy date.

Policy date: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

Policy month: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

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Policy value: The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.

Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Separate Account: Nassau Life Variable Universal Life Account

Unit: A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.

Valuation Date: A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Valuation Period: The period in days from the end of one valuation date through the next valuation date.

You (your): The owner of this policy at the time an owner’s right is exercised.

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Important Information You Should Consider About the Policy

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first ten policy years, a surrender charge will apply if you surrender the policy, allow the policy to lapse, or reduce the policy face amount. The maximum surrender charge that you can pay while you own the policy is equal to 0.50% of the policy face amount plus 30.00% of premiums paid.

For example, for a policy with a $100,000 face amount and $20,000 in premiums paid, the maximum full surrender charge would be $500 + $6000 or $6500.

Fee Tables; Charges and Deductions
Transaction Charges	In addition to the surrender charge, you also may be charged for other transactions. Specifically: (a) a partial surrender fee is imposed on all partial surrenders, and a partial surrender charge is imposed on any partial surrender and any decrease in face amount made during the first 10 policy years (b) an issue expense and face amount increase charge, deducted during the first 12 months after policy issue or after a face amount increase (c) a state premium tax charge and federal premium tax charge, which may be deducted from premium payments you make (d) a transfer charge, which we reserve the right to deduct after the first two transfers in any given policy year.	Fee Tables; Charges and Deductions
Ongoing Fees and Expenses	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include the cost of insurance charge, the mortality and expense risk charge, the loan interest charge, and the charge for any optional rider you have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating Classification. You should view the policy specifications page of your policy for the rates applicable to your policy.	Fee Tables; Charges and Deductions

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FEES AND EXPENSES				LOCATION IN PROSPECTUS
	You will also bear expenses associated with the portfolio companies (funds) under the policy, as shown in the following table			Fee Tables

	ANNUAL FEE	MIN.	MAX.
	Investment options (portfolio company fees and expenses)*	0.35%	2.94%
* As a percentage of fund assets. The fees of the funds are as of 12/31/20, and such fees can vary over time.

RISKS
Risk of Loss	You can lose money by investing in the policy.			Principal Risks of Investment in the Policy
Not a Short-Term Investment

•   A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   We may apply a surrender charge with respect to any surrender you make from the policy.

•   A surrender may also reduce your policy’s face amount and death benefit, and may have adverse tax consequences.

•   You can avoid surrender charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investment in the Policy Charges and Deductions Federal Tax Considerations
Risks Associated with Investment Options

•   An investment in this policy is subject to the risk of poor investment performance of the funds you choose, which performance can vary among the funds.

•   Each fund (as well as the GIA) has its own unique risks. With the GIA, for example, your policy value is held as part of our general account assets, which exposes you to the risk of our solvency.

•   You should review the prospectuses for the funds before making an investment decision.

•   We reserve the right to limit transfers into the Guaranteed Interest Account to

Principal Risks of Investment in the Policy The Guaranteed Interest Account Appendix A: Investment Options Available Under The Policy

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RISKS
no more than $250,000 during any one-week period per policy. Transfers out of the GIA are allowed over a consecutive 4-year period according to a schedule (see the Guaranteed Interest Account)
Insurance Company Risks	An investment in the policy is subject to the risks related to Nassau Life, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of Nassau Life. More information about Nassau Life, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Nassau Life Insurance Company
Contract Lapse	Your policy will remain in force only as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, surrenders, and unpaid loans or loan interest. To prevent your policy from lapsing, you must during the grace period pay an amount equal to three times the required monthly deduction plus any other amount due. If the policy lapses, the death benefit will not be paid and you may incur surrender charges.	Lapse And Reinstatement

RESTRICTIONS
Investments

If you choose to participate in an asset allocation program or strategic program, the assets you have dedicated to the program will be limited by the terms of the program.

We do not permit transfers of less than $500 unless either (a) the entire balance in the investment option or the Guaranteed Interest Account is being transferred or (b) the transfer is part of a Systematic Transfer Program.

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable fund.

Nassau Life reserves the right to remove or substitute funds as investment options that are available under the policy.

Additional Programs – Asset Allocation and Strategic Programs Transfer Of Policy Value Nassau Life Insurance Company

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RESTRICTIONS
Optional Benefits	We offer several optional riders under the policy. The insurance features added by these riders include waiver of premium in the event of total disability and payment of an additional death benefit in the event of accidental death.	Optional Insurance Benefits

TAXES
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•   If you purchase the policy through a qualified retirement plan or individual retirement account, you do not receive any additional tax deferral.

•   Any gain on your policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Considerations

CONFLICTS OF INTEREST
Investment Professional Compensation

Currently, we do not make new sales of the policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the policy to you. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). Nassau Life may also pay for sales and distribution expenses out of any payments we or the principal underwriter of the contracts may receive from the funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the policy over another investment.

Principal Underwriter
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this policy in place of another policy you currently own. Similarly, some investment	Principal Underwriter

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CONFLICTS OF INTEREST
professionals may have a financial incentive to offer you a new policy to replace this policy. You should only exchange a policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy. Currently, we do not offer this policy for new sales, and thus would not offer this policy in connection with such a replacement transaction.

Overview Of The Policy

The policy is a variable life insurance policy. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the policy is best suited for those with a long investment horizon. Although you have the ability to make partial surrenders and/or fully surrender the policy at any time, the policy should not be viewed as a highly liquid investment. In that regard, surrenders taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. Failure to hold the policy for the long-term also would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the policy and has a long investment horizon. The policy is not intended for those who intend to engage in frequent trading among the investment options within the separate account.

The policy is a flexible premium policy, under which you have flexibility in terms of the amount and timing of the premium payments you make. The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse. You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your insurance and financial needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under death benefit option 1.

Death Benefits

The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy. We no longer make new sales of the policy. When you applied for a policy, you chose a death benefit from these options:

•	Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit

•	Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your death benefit option at any time. Death benefit option 1 applies if you do not choose an option.

The minimum death benefit is equal to the policy value, increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age. Also available is the death benefit protection rider, an additional insurance option that you may purchase by paying specified premiums.

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Loans and Surrenders

Generally, you may take loans against 90% of the policy’s cash surrender value, subject to certain conditions. We charge your policy for outstanding loans. The interest rate we charge is higher than the rate we credit your policy value – the difference is the net cost of the loan to you. Loans can reduce the face amount and the death benefit under the policy.

You may partially surrender any part of the policy at any time. A partial surrender fee will apply and a separate surrender charge may also be imposed. Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse. Partial surrenders may reduce the face amount of the policy. Partial surrenders can reduce the policy’s death benefit.

You may fully surrender this policy any time for its cash surrender value. A surrender charge may be imposed.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Investment Choices

You may select from a wide variety of investment options and a Guaranteed Interest Account. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Account while continuing to defer current income taxes.

Additional information about each fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Investment Options Available Under the Policy.”

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of Nassau Life. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”

Optional Insurance Benefits

The following benefits may be available to you by rider:

•	Disability Waiver of Specified Premium

•	Accidental Death Benefit

•	Death Benefit Protection

•	Face Amount of Insurance Increase

•	Whole Life Exchange Option (not available after January 27, 2003)

•	Purchase Protection Plan

•	Living Benefits

Availability of these riders depends upon state approval and may involve extra cost.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Premium Tax Charge	Upon payment of premium	2.25% of each premium.
Issue Expense Charge	1/12th of the fee is deducted on each of the first 12 monthly calculation days.	$150[1]
Surrender Charge	Upon full surrender or lapse occurring during the first ten policy years.	Maximum is 0.50% of policy face amount plus 30.00% of premiums paid.[2]
Partial Surrender Charge	Upon partial surrender or a decrease in the policy face amount.

For a partial surrender:

The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.

For a decrease in face amount:

The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.

Partial Surrender Fee	Upon partial surrender.	2.00% of surrender amount up to a maximum of $25 per surrender.
Transfer Charge	Upon transfer.	$10 per transfer after the first two transfers in any given policy year.[3]

[1]	The Issue Expense Charge is $12.50 per month for the first 12 policy months.
[2]

The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the “Charges and Deductions” section.

[3]	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio company fees and expenses.

Periodic Charges Other than Annual Portfolio Company Expenses

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance[1]	On each monthly calculation day.
Minimum and Maximum Charges		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 36 in the preferred nonsmoker class (assuming first year of policy).		We would charge $0.13 per $1,000 of amount at risk[2] per month.
Administrative Charge	On each monthly calculation day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Optional Insurance Benefits
Death Benefit Protection Rider	On each monthly calculation day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.05 - $0.17 per unit[5] purchased per month.
Example for a policy owner age 30 (assuming first year of the policy)		$0.12 per unit[5] purchased per month.
Disability Waiver of Specified Premium Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.20 - $0.82 per $100 of premium waived per month.
Example for a male age 35 in the preferred nonsmoker premium class (first year of the policy).		$0.24 per $100 of premium waived per month.
Accidental Death Benefit Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.07 - $0.13 per $1,000 of rider amount per month.
Example for a male age 34 in the preferred nonsmoker premium class (first year of the policy).		$0.07 per $1,000 of rider amount per month.

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Charge	When Charge Is Deducted	Amount Deducted
Optional Insurance Benefits
Face amount of Insurance Increase Rider	1/12th of the fee is deducted on each of the first 12 monthly calculation days following the rider date.	$150.
Loan Interest Rate Charged[5]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2.00% of the loan balance on an annual basis.

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Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.

2	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
3	We do not deduct this charge from investments in the Guaranteed Interest Account.
4

The amount of this charge varies based on individual characteristics, and may not be representative of the charge that a particular investor will pay. You can obtain more information about the particular charge that would apply to you by contacting our New York Customer Service Office.

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The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see “Charges and Deductions” and “Loans.”

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies (funds) that you may pay periodically during the time that you own the policy. A complete list of portfolio companies available under the policy, including their annual expenses, may be found at the back of this document in Appendix A.

ANNUAL PORTFOLIO COMPANY EXPENSES

	Minimum	Maximum
Annual Portfolio Company Expenses (expenses that are deducted from portfolio company assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.35%	2.94%

1

Portfolio company expenses are as of 12/31/20, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

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Principal Risks of Investment in the Policy

There are risks associated with investing in the policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the underlying funds you select. Each fund may have its own unique risks. Please note that poor investment performance can mean that you are required to pay more premiums to keep the policy in force,

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. The surrender charge applies for a number of years, so that the policy should be purchased only for the long-term. You therefore should carefully consider your income and liquidity needs before purchasing a contract. Thus, ownership of the policy creates risk associated with holding an investment that is not completely liquid.

Risk of Lapse

Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. If your policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), insufficient premium payments, and poor investment performance can negatively affect policy value, and increase the risk of policy lapse.

Transfer Risk

Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in this prospectus. Because of these restrictions on transferring out of GIA, you should realize that policy value you have allocated to GIA can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect disruptive trading. Minimum balance and minimum transfer limits apply. Thus, ownership of the policy involves certain restrictions on your ability to make transfers.

Face Amount Increase Risk

Face amount increases will increase the potential surrender charges under the policy. Please note that an increase in the policy face amount will incur the issue expense charge, and will increase the surrender charge to which you could be subject.

Insurance Company Insolvency.

It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore be unable to meet our obligations under the policy. In particular, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the GIA and with our ability to pay the death benefit and the guarantees under any of the optional policy riders. In general, note that all guarantees under the policy are supported by our general account and thus depend on our financial strength and claims-paying ability.

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Tax Consequences.

Surrenders are generally taxable to the extent of any earnings in the policy, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Adverse tax consequences can arise when you take a loan or partial surrender—please see Federal Income Tax Considerations later in this prospectus.

Constraints on Access to Your Cash Value.

As indicated in the Overview section of this prospectus, the policy should not be viewed as a liquid investment from which you can readily withdraw cash. In particular (1) if you take a loan or partial surrender, you may decrease the policy cash value and thereby reduce the death benefit amount and increase the risk of policy lapse (2) any loan you take will incur policy interest and the amount taken as a loan will not participate in the investment performance of the variable investment options (3) partial surrenders and a full surrender are subject to surrender charges and partial surrender fees.

Cybersecurity and Business Continuity Risks

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the policy.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities.

Nassau Life Insurance Company

Nassau Life, with its home office at One American Row, Hartford, Connecticut 06115, is a stock life insurance company organized under the laws of the State of New York. Nassau Life is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of Nassau Life is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

Nassau Life is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau Life has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of Nassau Life include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the policies, and the Nassau Companies of New York, which will provide administrative services for the policies.

You should send any transaction request (e.g., premium payments) to our New York Customer Service Office (see the Glossary for the address). Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit values in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms. You may also contact us through our website at www.nfg.com.

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Obligations under the policies are obligations of Nassau Life. You may make contributions to the Guaranteed Interest Account or “GIA” which is supported by the assets in Nassau Life’s general account (the “General Account”). Such contributions are not invested in the Separate Account. The General Account supports all insurance and annuity obligations of Nassau Life, and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantee provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks.

Nassau Life Variable Universal Life Account

Phoenix Life Insurance Company (which was renamed Nassau Life Insurance Company in 2018) established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is now named the Nassau Life Variable Universal Life Account. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company. Any guarantee under the policy where the amount of the guarantee exceeds the policy value, such as potentially payment of a death benefit, payment under an optional rider, or payment of interest credited to the GIA is subject to our claims-paying ability and financial strength.

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options”. There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.

Nassau Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Nassau Life is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to

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pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Valuation Date

A valuation date is every day the NYSE is open for trading and Nassau Life is open for business. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;

2)	the ratification of the independent accountants for the fund;

3)	approval or amendment of investment advisory agreements;

4)	a change in fundamental policies or restrictions of the fund; and

5)	any other matters requiring a shareholder vote.

You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

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The Variable Investment Options

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered in this policy are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.

Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You may obtain paper or electronic copies of those prospectuses by contacting us at our New York Customer Service Office (see Glossary for the address). For additional information concerning the available investment options, please see Appendix A.

Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such

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payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Account

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our General Account. You do not share in the investment experience of our General Account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• First Year:	25% of the total value

• Second Year:	33% of remaining value

• Third Year:	50% of remaining value

• Fourth Year:	100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

We have not registered interests in our General Account under the Securities Act of 1933, nor have we registered our General Account as an investment company under the Investment Company Act of 1940, as

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amended. Therefore, neither the General Account nor any of its interests are subject to these Acts. These disclosures are, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

Charges and Deductions

General

Charges are deducted in connection with the policy to compensate us for:

•	our expenses in selling the policy;

•	underwriting and issuing the policy;

•	premium and federal taxes incurred on premiums received;

•	providing the insurance benefits set forth in the policy; and

•	assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

•	issue expense charge; and/or

•	surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Nassau Life tries to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

Charges Deducted from Premium Payments

Premium Tax Charge

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. These charges are deducted from each premium payment.

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be

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deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.

•

Issue Expense Charge. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. We charge $3 per thousand with a maximum charge of $150. We deduct this charge in twelve equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Nassau Life upon policy lapse or termination.

•

Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

•

Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

•

Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

Two riders are available at no charge with every Flex Edge policy:

•

Living Benefits Rider. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

•	Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 and policy year 15. This Rider is no longer available.

We charge for providing benefits under the following riders:

•

Disability Waiver of Specified Premium Rider. Charges will vary based on issue age, risk classification, face amount, and the specified monthly benefit amount. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.

•	Accidental Death Benefit Rider. Charges vary based on age, sex and risk classification, and amount of additional death benefit.

•	Death Benefit Protection Rider. Charge is based upon the face amount.

•

Purchase Protection Plan Rider. The monthly charge for this rider is level, and varies by issue age (not based on gender or risk classification). The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37. (If you participate in the Purchase Protection Plan rider, the value of your rider benefit is measured in terms of Purchase Protection Plan units. Each PPP unit entitles the holder of the rider to purchase $1000 face amount of insurance on each of the first two

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option dates specified in the rider and to purchase $667 in face amount of insurance on each subsequent option date defined in the rider).

•	Face Amount of Insurance Increase Rider. Charge is based upon the face amount.

Daily Charges

We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.

•	Mortality and Expense Risk Charge

We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

We charge a maximum mortality and expense charge of .80% of your policy value allocated to the investment options, on an annualized basis.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Conditional Charges

These are other charges that are imposed only if certain events occur.

•

Surrender Charge. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. In policy years one through ten, the full surrender charge as described below will apply if you either surrender the policy for its cash surrender value or permit the policy to lapse. The applicable surrender charge in any policy month is the full surrender charge minus any surrender charges previously paid. There is no surrender charge after the 10th policy year. During the first ten policy years, the maximum surrender charge that you can pay while you own the policy is equal to either A + B (defined below) or the amount shown in the table.

A is equal to:

1)	30% of all premiums paid (up to and including the amount stated on the schedule page of your policy, which is calculated according to a formula contained in an SEC rule); plus

2)	10% of all premiums paid in excess of the amount determined under #1 above but not greater than twice that amount: plus

3)	9% of all premiums paid in excess of twice the amount determined under #1 above.

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B is equal to $5 per $1000 of initial face amount.

The following table is an example of the duration of the surrender charge period for a male age 35, nonsmoker, utilizing a policy face amount of $100,000.

Maximum Surrender Charge Table

Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-60	$1029.22	91	$672.70
61	1018.93	92	657.06
62	1008.64	93	641.41
63	998.35	94	625.77
64	988.06	95	610.12
65	977.76	96	594.48
66	967.47	97	578.84
67	957.18	98	563.19
68	946.89	99	547.55
69	936.59	100	531.90
70	926.30	101	516.26
71	916.01	102	500.61
72	905.72	103	484.97
73	895.43	104	469.33
74	885.13	105	453.68
75	874.84	106	438.04
76	864.55	107	422.39
77	854.26	108	406.75
78	843.96	109	372.85
79	833.67	110	338.96
80	823.38	111	305.06
81	813.09	112	271.17
82	802.80	113	237.27
83	792.50	114	203.37
84	782.21	115	169.48
85	766.57	116	135.58
86	750.92	117	101.69
87	735.28	118	67.79
88	719.63	119	33.90
89	703.99	120.00
90	688.35

We may reduce the surrender charge for policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Nassau Life expected as a result of sales to a particular group or sponsored arrangements.

•

Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

•

Partial Surrender Charge. If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy made during

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the first ten policy years. This charge is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.

A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

•

Transfer Charge. Currently we do not charge for transfers between investment options nor transfers to and from the GIA, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. If we were to impose a transfer charge, it would be intended to recoup the cost of administering the transfer.

•	Loan Interest Charged

We charge your policy for outstanding loans at the rates shown below. The rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. We credit your policy 6% in all years. The difference is to compensate us for costs associated with administering the loans.

Loan Interest rate Charged:

• Policy Years 1-10 (or insured’s age 65 if earlier):	8%

• Policy Years 11+:	7%

Other Tax Charges

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

Fund Charges

Charges are deducted from, and expenses are paid out of, the assets of the funds that are described in the prospectuses for the funds. We provide a table of these charges in the section titled “Total Annual Fund Operating Expenses.”

These fund charges and other expenses are described more fully in the respective fund prospectuses.

The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to our New York Customer Service Office. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The Contract

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Nassau can agree to change or waive any provisions of the policy.

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Suicide

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

Incontestability

We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Misstatement of Age or Sex in the Application

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Contract Rights

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

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If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Maturity Date

Unless the policy has terminated, it will mature on its policy maturity date. Upon written request we will pay you the surrender value on that date in one sum, or you may direct that we apply the surrender value under any of the various payment options. See “Payment of Proceeds—Payment Options“ for additional information.

Contract Limitations

Assignment

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy

Underwriting Procedures

We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.

Eligible Purchasers

We no longer make new sales of the policy. The discussion in this section concerning procedures for the purchase of policies is included for historical reference purposes.

Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest, as defined under state law in that life. In certain situations written notice and consent, as defined by state laws and the Internal Revenue Code (“Code”), section 101(j), may need to be provided to and obtained from the proposed insured.

Premium Payments

The Flex Edge policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as

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shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to our New York Customer Service Office (see the Glossary for the address).

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions, on the valuation date we approve you for coverage assuming we have received your completed application in good order.

The policy will have a total premium limit determined by the Code Definition of Life Insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.

We may delay the application of a subsequent premium payment if applying it would cause the policy to fail the definition of life insurance or become a Modified Endowment Contract (“MEC”), as defined in the Code; see discussion of MEC under Federal Income Taxes section. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to fail the definition of life insurance or become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change has impacted the MEC testing procedure, if the material change date no longer coincides with the policy anniversary, the procedure described above for holding payments may not apply.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium tax charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is

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exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

Minimum Face Amount

The minimum initial face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.

Payment by Check

We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting our New York Customer Service Office (see Glossary for address). We must receive notification of account changes at our New York Customer Service Office (see Glossary for address) at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.

Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax and by 1.50% for federal tax charge. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Nassau Life upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date

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to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”

Your current allocation instructions are what we will follow when determining how to allocate a premium payment we receive that lacks separate allocation instructions or that is not in good order with respect to its allocation instructions.

Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

•	the policy value on the date of cancellation; or

•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

•	the current policy value less any debt; plus

•	any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

These policies are no longer offered for new sales. With respect to prior sales of the policy, we retained the right to decline to process an application within seven days of our receipt of the completed application for insurance, and then would return the premium paid.

General

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account;

•	during any period (A) in which the New York Stock Exchange is closed other than customary week-end and holiday closings or (B) during which trading on the New York Stock Exchange is restricted;

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•

during any period during which an emergency exists, as a result of which (A) disposal of the securities held by the Separate Account is not reasonably practicable or (B) it is not reasonably practicable for the Separate Account to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of policyholders owning units of the Separate Account.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Death Benefit

General

The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Because the minimum death benefit is equal to the policy value on the date of death of the insured, the death benefit amount can be affected by factors impacting the policy value generally, such as the investment performance of the funds and the deduction of policy charges from the policy value.

The death benefit under the policy becomes effective when you acquire the policy and elect a death benefit (or are placed by default in the Option 1 death benefit, if you have made no election). We pay death benefit proceeds within 7 calendar days after our receipt of due proof of death. Please see the Payment of Proceeds section below, for additional information about how death benefit proceeds can be paid.

Requests for Increase in Face Amount

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase is $3.00 per $1,000 of face amount increase requested subject to a maximum of $150. The maximum face amount is $5 million. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase.

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Partial Surrender and Decreases in Face Amount: Effect on Death Benefit

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See “Federal Income Tax Considerations.”

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease). A decrease in the death benefit may have federal income tax consequences.

Benefits Available Under the Policy

In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Asset Allocation and Strategic Programs	Programs involving allocation of policy value to underlying funds designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Optional	• May participate in only one program at a time • Programs may be discontinued or modified in the future

Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Optional	• Cannot use while Dollar Cost Averaging Program in effect

Dollar Cost Averaging Program	You can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options.	Optional

•   You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program

•   Dollar Cost Averaging Program is not available if you invest through a bank draft program. (The bank draft program allows the customer to make premium payments through a direct transfer of funds from a bank account).

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
• Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect.

Death Benefit Protection Rider	Provides for a guaranteed amount of death benefit	Optional	• Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must equal at least $50,000 and the minimum issue age of the insured must be 20.

Purchase Protection Plan Rider	Allows you to purchase additional insurance protection without evidence of insurability	Optional	• Future dates on which you may purchase additional insurance are predetermined

Disability Waiver of Specified Premium Rider	Waives policy premium if insured is totally disabled and disability occurred while rider was in force	Optional	• Rider can be elected only on the policy issue date.

Accidental Death Benefit Rider	Pays additional death benefit if insured dies from bodily injury resulting from accident	Optional	• Death must occur no later than 90 days after the injury

Face amount of insurance increase Rider	Allows you to request an increase in face amount of insurance any time after first policy anniversary	Optional	• Requires additional evidence of insurability • No increase permitted after insured’s age 75

Living Benefits Rider	In the event of terminal illness of insured, makes an accelerated payment of up to 75% of policy’s death benefit	Optional	• Maximum benefit of $250,000 • Minimum face amount after accelerated benefit payment is $10,000

Whole Life Exchange Option Rider	Permits you to exchange policy for a fixed benefit whole life policy	Optional	• Rider is no longer available

Policy loan	Loan feature allows you to take loans, using policy value as collateral	Optional

•   We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

•   Amounts taken as a policy loan (a) do not participate in the performance of the variable investment options (b) may reduce the policy value, cash surrender value and death benefit (c) may increase the risk of lapse and (d) may have tax consequences.

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Optional Insurance Benefits

You may elect additional benefits under a policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

•

Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This Rider can only be elected on the Policy Issue date. For example, assume that the insured becomes totally disabled at age 63 and that the total disability is permanent. In that case, the specified premium will be waived from the beginning of total disability at age 63 until the policy anniversary nearest the insured’s 65th birthday, but will not be waived thereafter.

•	Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:

•	the insured dies from bodily injury that results from an accident; and

•	the insured dies no later than 90 days after injury.

For example, if the insured gets into a serious accident at age 73 and dies two months after the accident, then the additional death benefit would be paid.

•

Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

1	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year 7;

2	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year 10;

3	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 95th birthday.

Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.

For policies issued in New York, two guarantee periods are available:

1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or

2)	The policy anniversary nearest the Insured’s 95th birthday.

For example, assume that the policy is issued to a 60 year old insured outside New York with a $100,000 face amount, Death Benefit Protection Rider guarantee period #1 is elected, and there is no subsequent increase or decrease in the face amount. In that case, the death benefit is guaranteed at the initial face amount until the policy anniversary nearest the insured’s 70th birthday.

•

Face Amount of Insurance Increase Rider. Under the terms of this rider, any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and Nassau Life requires

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additional evidence of insurability. The effective date of the increase will generally be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase requested is subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Nassau Life will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not the policyowner pays an additional premium in connection with the increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase. There is no charge for this rider.

For example, under this rider in the third policy anniversary you could request a $50,000 face amount increase prior to age 75 – which request would be subject to your providing evidence of insurability.

•	Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

Under this rider, you can increase the face amount of the policy on one of the allowable dates set out in the rider, without presenting evidence of insurability.

•

Living Benefits Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider. This rider is automatically attached to the policy at issue. However, the rider is not available for qualified plans.

For example, assume that the policy death benefit is equal to the $100,000 face amount and that the insured becomes terminally ill. In that scenario, the insured could request an accelerated payment of up to $75,000.

•

Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.

We do not charge for these programs.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Business Day. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Business Day. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts. For example, if your selected percentages specified 20% of policy value allocated to the subaccount investing in underlying fund A, 70% of policy value allocated to the subaccount investing in underlying fund B, and 10% of policy value

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allocated to the subaccount investing in underlying fund C and investment performance caused those allocations to change, we would rebalance back to those percentages.

You may start or discontinue this program at any time by submitting a written request to our New York Customer Service Office (see Glossary for address). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

• $25 monthly	• $150 semiannually

• $75 quarterly	• $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date. For example, if you had $3600 in GIA, you could transfer $600 per month to your desired subaccounts until the $3600 had been transferred completely after 6 months

You may start or discontinue this program at any time by submitting a written request to our New York Customer Service Office (see Glossary for address). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

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We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation (closed to new investors effective June 22, 2009), and Morningstar Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is no additional charge for participating in these programs and options.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as move to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our New York Customer Service Office (see Glossary for address). If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

•	Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income Securities Fund—34%

•	Mutual Shares Securities Fund—33%

•	Templeton Growth Securities Fund—33%

•	Phoenix-Ibbotson Strategic Asset Allocation (Closed to new investors effective June 22, 2009)

PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:

•	Conservative Portfolio

•	Moderately Conservative Portfolio

•	Moderate Portfolio

•	Moderately Aggressive Portfolio

•	Aggressive Portfolio

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On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so.

If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.

You should consult with your registered representative for the most current information on this program and the options within the program.

•	Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio—Class II

•	Morningstar Growth ETF Asset Allocation Portfolio—Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio—Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 6%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Account in accordance with your most recent premium allocation schedule on file.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only

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the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The investment options or the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Nassau Life policy.

•	You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears. The loan interest rate in effect are as follows:

• Policy Years 1-10 (or insured’s age 65 if earlier):	8%

• Policy Years 11 and thereafter:	7%

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the investment options or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in policy value, under Death Benefit Option 2.

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For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Payment of Proceeds

Surrender and Death Benefit Proceeds

Death benefit proceeds will be determined as of the date of death, and we will process payment of the death benefit upon our receipt of due proof of death. The amount of a full or partial surrender will be determined at the unit value next computed after we receive the request for surrender, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, unless otherwise provided for by applicable law, the death benefit proceeds payable to an individual or trust will be applied to a retained asset account known as the Concierge Account (“CA”). The CA is generally not offered to corporations or similar entities. A beneficiary may also elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

The CA is part of our General Account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of our General Account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.

Payment of the death proceeds may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not

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come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

•	the death of the payee; or

•	the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

•	10 years;

•	20 years; or

•	until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

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Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3 3⁄8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1⁄4% per year.

Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. If the payee dies before the second payment is made, no additional annuity payments will be made thereafter. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1⁄2% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-Year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

•	the end of the 10-year period certain;

•	the death of the insured; or

•	the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3⁄8% per year.

For additional information concerning the above payment options, see the policy.

Surrenders

General

At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to our New York Customer Service Office (see Glossary for contact information) a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at our New York Customer Service Office (see Glossary for contact information).

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. Under certain circumstances, the surrender payment may be postponed. See “General—Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”

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Full Surrenders

If the policy is being fully surrendered, the policy itself must be returned to our New York Customer Service Office (see Glossary for contact information), along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”

Partial Surrenders

You may obtain a partial surrender of the policy by requesting payment of a portion of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to our New York Customer Service Office (see Glossary for contact information). We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us.

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

•

The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions.

•

The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

•

A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, the face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

Processing and Payment of Surrenders, Withdrawals

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our New York Customer Service Office by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Transfer of Policy Value

Internet and Telephone Transfers

In addition to making requests in writing using a form authorized by Nassau Life, you may transfer your policy value among the available investment options and the GIA and make changes to your premium payment allocations by Internet, Interactive Voice Response, telephone, or fax. The Company may discontinue Internet, Interactive Voice Response, and telephone transfers at any time.

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We will execute transfer requests as of the valuation date we receive them in good order at our New York Customer Service Office.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

Nassau Life will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Nassau Life may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Nassau Life reasonably believes to be genuine.

We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We do not permit transfers of less than $500 unless either:

•	the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or

•	the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at any time.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

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“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our New York Customer Service Office by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available

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reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Nassau Life and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Nassau Life has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force until the death of the insured.

If on any monthly calculation day during the first 5 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.

During the grace period, the policy will continue in force but investment option transfers and loans will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated. However, for Maine residents only: if the policy is in default because of organic brain disease of the Owner, the policy may be reinstated without evidence of insurability if proof of organic brain disease is provided to the satisfaction of the Company.

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If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.

Please note that if the policy lapses during the first ten policy years, surrender charges will apply.

Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Nassau Life Insurance Company, and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

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Policy/Contract Benefits

State and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyholder or beneficiary. A qualified tax advisor should be consulted on these consequences.

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below) and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.

Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.

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In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.

Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.

If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.

Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.

Loans

We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Contract

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the policy. The IRS provided in Revenue Ruling 2020-5

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(Internal Revenue Bulletin 2020-9) that for purposes of sale of a life insurance contract, the owner’s basis in the policy is not reduced for the cost of insurance charges. Revenue Ruling 2020-5 is effective for transactions entered into on or after August 26, 2009.Additional information reporting may apply in the event of a sale of a policy. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the policy.

Net Investment Income Additional Tax

In 2013, the United States Department of the Treasury issued regulations under section 1411 of the Internal Revenue Code. These regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. Certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 applies to taxpayers whose modified adjusted gross income exceeds the threshold amount. The threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount may be subject to modification, but is not indexed for inflation.

Business and Corporate-Owned Contracts

If the policy is owned by an entity that is not a natural person, there are Code provisions that impact the tax treatment of premiums, contract loan interest, policy earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a policy insuring the life of an individual who is not an owner of the policy, or an officer, director, or employee of the policyholder’s business. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS.

Modified Endowment Contracts (“MEC”)

General

The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

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We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

•	made on or after the taxpayer attains age 59 1⁄2

•	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or

•

part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

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Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any one investment

•	70% in any two investments

•	80% in any three investments

•	90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

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In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured or policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

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Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.

Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

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Nassau Life – Legal Proceedings

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.

Financial Statements

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our New York Customer Service Office or contact us through our website at www.nfg.com. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

Principal Underwriter

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this prospectus, pursuant to the terms of an underwriting agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.

1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved.

Compensation

Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a

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portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.

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APPENDIX A – Investment Options

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found by contacting our New York Customer Service Office, the contact information for which is set forth in the glossary of this prospectus.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Long term capital appreciation	Alger Capital Appreciation Portfolio[1,2] (Class 1-2 Shares) Adviser: Fred Alger Management, LLC Sub-Adviser: N/A	0.93%	41.75%	20.04%	16.98%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	Calvert VP S&P MidCap 400 Index Portfolio (Class I) Adviser: Calvert Investment Management, Inc. Sub-Adviser: Ameritas Investment Partners, Inc.	0.33%	13.31%	11.99%	10.05%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	DWS Equity 500 Index VIP (Class A) Adviser: DWS Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.	0.26%	18.40%	15.22%	13.88%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	DWS Small Cap Index VIP (Class A) Adviser: DWS Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.	0.39%	19.43%	13.26%	11.20%
The Fund’s investment objective is to provide current income.	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.78%	5.21%	3.0%	2.66%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
The Fund’s investment objective is to seek high current income.	Federated Hermes High Income Bond Fund II Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.81%	5.59%	7.51%	6.37%
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.63%	0.20%	0.68%	0.34%
Long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.71%	30.43%	16.07%	13.40%
Capital appreciation	Fidelity® VIP Growth Opportunities Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan.	0.74%	68.49%	29.12%	21.72%
Seeks to maximize total return, by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity® VIP Growth Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.79%	43.77%	21.20%	17.14%
As high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR UK, FMR HK, and FMR Japan	0.49%	9.33%	5.35%	4.25%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	0.72%	0.69%	6.94%	5.98%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) Adviser: Franklin Mutual Advisers, LLC Sub-Adviser: N/A	0.98%	-5.04%	5.88%	6.99%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] Adviser: Guggenheim Investments Sub-Adviser: N/A	1.71%	4.93%	2.19%	2.89%
Capital growth	Invesco V.I. American Franchise Fund (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	42.35%	19.56%	15.32%
Capital appreciation and current income	Invesco V.I. Equity and Income Fund (Class II shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.82%	9.65%	8.61%	8.29%
Long term growth of capital	Invesco V.I. Core Equity Fund[1,2] (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	13.85%	10.67%	9.55%
Long term capital appreciation	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2] (Service shares) Adviser: Lazard Asset Management LLC Sub-Adviser: N/A	1.15%	6.76%	9.69%	8.84%
High current income and the opportunity for capital appreciation to produce a high total return	Lord Abbett Bond Debenture Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.91%	7.30%	7.41%	6.44%
Long-term growth of capital and income without excessive fluctuations in market value	Lord Abbett Growth and Income Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.94%	2.70%	8.94%	8.66%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Capital appreciation through investments primarily in equity securities, which are believed to be undervalued in the marketplace	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.18%	2.50%	5.84%	7.40%
Capital appreciation	Morningstar Aggressive Growth ETF Asset Allocation Portfolio - Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.91%	9.96%	10.17%	7.75%
Capital appreciation and some current income	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	9.12%	7.90%	6.26%
Capital appreciation	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	10.01%	9.29%	7.25%
Current income and capital appreciation	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	8.43%	6.51%	5.00%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S shares) Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.11%	39.71%	17.54%	13.72%
Long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social, and governance (ESG) criteria	Neuberger Berman AMT Sustainable Equity Portfolio (Class S Shares) Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.18%	19.28%	12.78%	11.40%
Capital appreciation	Invesco V.I. Capital Appreciation Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	36.59%	16.82%	14.30%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Capital appreciation	Invesco V.I. Global Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.77%	27.64%	14.84%	11.64%
Capital appreciation	Invesco V.I. Main Street Small Cap Fund® Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	19.93%	12.88%	12.13%
Long term growth of capital	Invesco V.I. Main Street Mid Cap Fund® Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.94%	9.25%	9.60%	7.81%
Maximum real return consistent with prudent investment management	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.34%	1.23%	2.54%	-5.49%
Maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT Real Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.94%	11.60%	5.15%	3.53%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.79%	8.54%	4.65%	3.83%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Inverse Government Long Bond Strategy Fund Adviser: Guggenheim Investments Sub-Adviser: N/A	2.94%	-21.09%	-8.88%	-9.96%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Nova Fund[1,2] Adviser: Guggenheim Investments Sub-Adviser: N/A	1.67%	20.03%	18.95%	17.57%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 shares) Adviser: Templeton Asset Management Ltd. Sub-Adviser: N/A	1.44%	17.18%	15.57%	3.66%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 shares) Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	1.11%	-1.16%	3.30%	2.42%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 shares) Adviser: Templeton Global Advisors Limited Sub-Adviser: N/A	1.16%	5.80%	6.15%	6.08%
Seeks capital appreciation and current income	TVST Touchstone Balanced Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.86%	19.16%	10.99%	9.61%
Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	TVST Touchstone Bond Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.69%	9.71%	4.40%	3.79%
Seeks capital appreciation	TVST Touchstone Common Stock Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.73%	23.68%	14.60%	12.96%
Seeks growth of capital	TVST Touchstone Small Company Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.77%	18.70%	13.69%	11.95%
Long-term growth of capital	Virtus KAR Capital Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.03%	50.23%	21.33%	16.25%
Capital appreciation and current income.	Virtus KAR Equity Income Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	0.98%	14.91%	11.63%	9.92%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
High total return consistent with reasonable risk	Virtus SGA International Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.19%	23.64%	6.86%	3.69%
Long-term total return	Virtus Newfleet Multi-Sector Intermediate Bond Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: New Fleet Asset Management LLC	0.94%	6.53%	5.97%	4.97%
Capital appreciation and income with approximately equal emphasis	Virtus Duff & Phelps Real Estate Securities Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Company	1.13%	-1.55%	5.83%	8.78%
Long-term capital growth	Virtus KAR Small-Cap Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.16%	44.62%	31.51%	22.55%
Long-term capital appreciation	Virtus KAR Small-Cap Value Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.10%	29.65%	15.63%	12.69%
High total return over an extended period of time consistent with prudent investment risk	Virtus Strategic Allocation Series (Class A shares) Adviser: Virtus Investment Advisers, Inc. Sub-Advisers: Kayne Anderson Rudnick Investment Management, LLC and New Fleet Asset Management LLC	0.98%	33.96%	13.77%	10.21%
Long-term capital appreciation	Wanger International Adviser: Columbia Wanger Asset Management Sub-Adviser: N/A	1.23%	14.36%	9.90%	6.90%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Long-term capital appreciation	Wanger Select Adviser: Columbia Wanger Asset Management Sub-Adviser: N/A	0.89%	26.65%	15.54%	10.82%
Long-term capital appreciation	Wanger USA Adviser: Columbia Wanger Asset Management Sub-Adviser: N/A	1.09%	24.23%	16.89%	13.41%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

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Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Additional information about the Flex Edge policy (the “Policy”) and the Nassau Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated May 1, 2021, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to our New York Customer Service Office (see glossary for contact information) or by telephone (800) 541-0171. Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Nassau Life Insurance Company

EDGAR contract identifier number: C000020886

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[Version B]

Flex Edge Success®

Joint Edge®

Nassau Life Variable Universal Life Account

Issued by: Nassau Life Insurance Company

PROSPECTUS	May 1, 2021

This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account, (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Nassau Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the mutual funds listed in Appendix A: Investment Options Available Under The Policy. We no longer make new sales of this policy.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested.

For further information, you may contact us in writing at our Administrative Office at P.O. Box 5056, Hartford, CT 06102-5056. You may also contact us through our website at www.nfg.com.

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1

Glossary of Special Terms

The following is a list of terms and their meanings when used in this prospectus.

Administrative Office: The office set forth on the cover page of this prospectus.

Attained age: The age of the insured on the birthday nearest the most recent policy anniversary.

Cash surrender value: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

Death benefit option: The type of death benefit described in effect.

Debt: Unpaid policy loans with accrued interest.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Investment Options: The accounts within our Separate Account to which nonloaned assets under the policy are allocated.

Monthly calculation day: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

Nassau Life (our, us, we, company): Nassau Life Insurance Company.

Net amount at risk: On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

New York Customer Service Office: address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, fund/premium allocation requests, death benefit claims, and policy loan requests. The address is: PO Box 22012, Albany, NY 12201-2012. For overnight delivery, the address is: 15 Tech Valley Drive, Suite 201, East Greenbush, NY 12061-4142. The telephone number is 1-800-541-0171.

Payment date: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

Policy anniversary: The anniversary of the policy date.

Policy date: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

Policy month: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

Policy value: The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.

Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Separate Account: Nassau Life Variable Universal Life Account.

Unit: A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.

Valuation Date: A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Valuation Period: The period in days from the end of one valuation date through the next valuation date.

You (your): The owner of this policy at the time an owner’s right is exercised.

Important Information You Should Consider About the Policy

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first ten policy years, a surrender charge will apply if you either surrender the policy for its cash surrender value or allow the policy to lapse. The maximum surrender charge is 6.2% of the face amount.

For example, for a single life policy or multiple life policy with a face amount of $100,000 and premiums paid of $20,000, the maximum surrender charge would be $6200.

Please also note that a partial surrender fee is imposed on all partial surrenders, and a partial surrender charge is imposed on any partial surrender and any decrease in face amount made during the first 10 policy years.

Fee Tables; Charges and Deductions
Transaction Charges

In addition to the surrender charge, you also may be charged for other transactions.

Specifically: (a) an issue expense and face amount increase charge, deducted during the first 12 months after policy issue or after a face amount increase (b) a state premium tax charge and federal premium tax charge, which may be deducted from premium payments you make (c) a transfer charge, which we reserve the right to deduct after the first two transfers in any given policy year and (d) a policyholder loan fee.

Fee Tables; Charges and Deductions
Ongoing Fees and Expenses	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include the cost of insurance charge, the mortality and expense risk charge, the loan interest charge, the monthly administrative charge, and the charge for any optional rider you have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the policy specifications page of your policy for the rates applicable to your policy.	Fee Tables; Charges and Deductions

FEES AND EXPENSES				LOCATION IN PROSPECTUS
You will also bear expenses associated with the portfolio companies (funds) under the policy, as shown in the following table.

	ANNUAL FEE	MIN.	MAX.
	Investment options (portfolio company fees and expenses)*	0.35%	2.94%
* As a percentage of fund assets. The fees of the funds are as of 12/31/20, and such fees can vary over time.

RISKS
Risk of Loss	You can lose money by investing in the policy.			Principal Risks of Investment in the Policy
Not a Short-Term Investment

•   A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   We may apply a surrender charge with respect to any surrender you make from the policy.

•   A surrender also can reduce the policy face amount and death benefit. A surrender may also have adverse tax consequences.

•   You can avoid surrender charges and adverse tax consequences by holding your policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investment in the Policy Charges and Deductions Federal Income Tax Considerations

RISKS
Risks Associated with Investment Options (including the GIA)

•   An investment in this policy is subject to the risk of poor investment performance of the funds you choose, which performance can vary among the funds.

•   Each fund (as well as the GIA) has its own unique risks. With the GIA, for example, your policy value is held as part of our general account assets, which exposes you to the risk of our solvency.

•   You should review the prospectuses for the funds before making an investment decision.

•   We reserve the right to limit transfers into the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. Transfers out of the GIA are allowed over a consecutive 4-year period according to a schedule (see the Guaranteed Interest Account).

Principal Risks of Investment in the Policy The Guaranteed Interest Accounts Appendix A: Investment Options Available Under The Policy
Insurance Company Risks	An investment in the policy is subject to the risks related to Nassau Life, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of Nassau Life. More information about Nassau Life, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and at www.nfg.com.	Nassau Life Insurance Company
Contract Lapse	Your policy will remain in force only as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, surrenders, and unpaid loans or loan interest. To prevent your policy from lapsing, you must during the grace period pay an amount equal to three times the required monthly deduction plus any other amount due. If the policy lapses, the death benefit will not be paid and you may incur surrender charges.	Lapse And Reinstatement

RESTRICTIONS
Investments

If you choose to participate in an asset allocation program or strategic program, the assets you have dedicated to the program will be limited by the terms of the program.

We do not permit transfers of less than $500 unless either (a) the entire balance in the investment option or the Guaranteed Interest Account is being transferred or (b) the transfer is part of a Systematic Transfer Program.

Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this prospectus.

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable fund.

Nassau Life reserves the right to remove or substitute funds as investment options that are available under the policy.

Additional Programs – Asset Allocation and Strategic Programs Transfer Of Policy Value Nassau Life Insurance Company
Optional Benefits	We offer several optional riders under the policy. The insurance features added by these riders include waiver of premium in the event of total disability and payment of an additional death benefit in the event of accidental death.	Optional Insurance Benefits

TAXES
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•   If you purchase the policy through a qualified retirement plan or individual retirement account, you do not receive any additional tax deferral.

•   Any gain on your policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Considerations

CONFLICTS OF INTEREST
Investment Professional Compensation

Currently, we do not make new sales of the policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the policy to you. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). Nassau Life may also pay for sales and distribution expenses out of any payments we or the principal underwriter of the contracts may receive from the funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the policy over another investment.

Principal Underwriter
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this policy in place of another policy you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new policy to replace this policy. You should only exchange a policy you currently hold if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase a new policy rather than continue to own your existing policy. Currently, we do not offer this policy for new sales, and thus would not offer this policy in connection with such a replacement transaction.	Principal Underwriter

Overview Of The Policy

The policy is a variable life insurance policy. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the policy is best suited for those with a long investment horizon. Although you have the ability to make partial surrenders and/or fully surrender the policy at any time, the policy should not be viewed as a highly liquid investment. In that regard, surrenders taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. Failure to hold the policy for the long-term also would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the policy and has a long investment horizon. The policy is not intended for those who intend to engage in frequent trading among the investment options within the separate account.

The policy is a flexible premium policy, under which you have flexibility in terms of the amount and timing of the premium payments you make. The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse. You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your insurance and financial needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under death benefit option 1.

Death Benefits

The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy. When you applied for this policy, you could choose from among these death benefit options:

•	Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit

•	Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your death benefit option at any time. Death benefit option 1 applies if you do not choose an option.

The minimum death benefit is equal to the policy value, increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age. Also available is the death benefit protection rider, an additional insurance option that you may purchase by paying specified premiums.

Loans and Surrenders

Generally, you may take loans against 90% of the policy’s cash surrender value, subject to certain conditions. We charge your policy for outstanding loans. The interest rate we charge is higher than the rate we credit your policy value – the difference is the net cost of the loan to you. Loans can reduce the face amount and the death benefit under the policy.

You may partially surrender any part of the policy at any time. A partial surrender fee will apply and a separate surrender charge may also be imposed. Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse. Partial surrenders may reduce the face amount of the policy. Partial surrenders can reduce the policy’s death benefit.

You may fully surrender this policy any time for its cash surrender value. A surrender charge may be imposed.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Investment Choices

You may select from a wide variety of investment options and the Guaranteed Interest Accounts. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes.

Additional information about each fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Investment Options Available Under the Policy.”

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”

Optional Insurance Benefits

The following benefits may be available to you by rider:

•	Single Life Policies

•	Disability Waiver of Specified Premium

•	Accidental Death Benefit

•	Death Benefit Protection

•	Whole Life Exchange Option (not available after January 27, 2003)

•	Purchase Protection Plan

•	Living Benefits

•	Cash Value Accumulation

•	Child Term

•	Family Term

•	Business Term

•	Multiple Life Policies

•	Disability Benefit

•	Survivor Purchase Option

•	Term Insurance

•	Policy Exchange Option

Availability of these riders depends upon state approval and may involve extra cost.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer cash value between investment options

Transaction Fees

Charge	When Charge Is Deducted	Amount Deducted
Premium Tax Charge	Upon payment.	For single life policies, premium taxes are equal to 2.25% of premiums paid. Multiple life policies are subject to a maximum premium tax of 4% of premiums paid.
Federal Tax Charge	Upon payment.	1.50% of each premium for single life policies. No charge applies to multiple life policies.
Issue Expense Charge and Face Amount Increase	1/12th of the fee is deducted on each of the first 12 monthly calculation days[1] after policy issue or face amount increase.	The maximum charge is $600 for single life policies and $150[2] for multiple life policies.
Surrender Charge[3]	Upon full surrender or lapse occurring during the first ten policy years.	Maximum is 0.50% of policy face amount plus 28.50% of premiums paid for single life policies. Maximum is 30.00% of premiums paid for multiple life policies.
Partial Surrender Charge	Upon a partial surrender or a decrease in the policy face amount during the first ten policy years.

For a partial surrender:

The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.

For a decrease in face amount:

The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.

Partial Surrender Fee	Upon partial surrender.	2.00% of surrender amount up to a maximum of $25.
Transfer Charge	Upon transfer.	$10 per transfer after the first two transfers in any given policy year[4]
Policyholder Loan Fee	Each time policyholder takes a loan.	$15

[1]

The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.

[2]	The Issue Expense Charge is $50 per month for the first 12 policy months for single life policies and $12.50 per month for the first 12 policy months for multiple life policies.

[3]

The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the “Charges and Deductions” section.

[4]	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio company fees and expenses.

Periodic Charges Other than Annual Portfolio Company Expenses

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance[1]	On each monthly calculation day.
Minimum and Maximum Charges - single life policy		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 30 in the preferred class for Flex Edge Success (single life policy - first year of the policy).		We would charge $0.12 per $1,000 of amount at risk [2] per month.
Minimum and Maximum Charges - Joint Edge policy (joint life policy)		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 30 and a female age 30, each in the preferred class for Joint Edge (joint life policy - first year of the policy).		We would charge $0.11 per $1,000 of amount at risk[2] per month.
Administrative Charge	On each monthly calculation day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Optional Insurance Benefits – Single Life Policies
Death Benefit Protection Rider	On each monthly calculation day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.05 - $0.17 per unit[5] purchased per month.
Example for a policy owner aged 34 (first year of the policy)		$0.16 per unit[5] purchased per month.

Charge	When Charge Is Deducted	Amount Deducted
Disability Waiver of Specified Premium Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.22 - $0.82 per $100 of premium waived per month.
Example for a male age 35 in the nonsmoker premium class (first year of the policy)		$0.23 per $100 of premium waived per month.
Accidental Death Benefit Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.07 - $0.26 per $1,000 of rider amount per month.
Example for a male age 36 in the nonsmoker premium class (first year of the policy).		$0.07 per $1,000 of rider amount per month.
Child Term Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.06 - $0.14 per $1,000 of rider face amount.
Example for a male child age 10 (first year of the policy)		$0.06 per $1,000 of rider face amount.
Family Term Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.08 - $8.11 per $1,000 of rider face amount.
Example for a male age 37 in the nonsmoker premium class (first year of the policy)		$0.22 per $1,000 of rider face amount.
Business Term Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.07 - $30.73 per $1,000 of rider face amount.
Example for a male age 36 in the nonsmoker premium class (first year of the policy).		$0.08 per $1,000 of rider face amount.

Charge	When Charge Is Deducted	Amount Deducted
Optional Insurance Benefits – Multiple Life Policies
Survivor Purchase Option Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.02 - $0.87 per $1,000 of rider face amount per month.
Example for two 45 year old male nonsmokers (first year of the policy).		We would charge $0.04 per $1,000 of face amount per month.
Disability Benefit and Waiver Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.00* - $0.22 per $1,000 of net amount at risk per month.
Example for a 35 year old male nonsmoker (first year of the policy)		We would charge $0.02 per $1,000 of net amount at risk per month.
Term Insurance Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.00** - $83.33 per $1,000 of rider face amount per month.
Example for a 35 year old male nonsmoker (first year of the policy).		We would charge $0.08 per $1,000 of face amount per month.
Loan Interest Rate Charged - single life policies and multiple life policies[6]	Interest accrues daily and is due on each policy anniversary.	The maximum net cost to the policy value is 2.00% of the loan balance on an annual basis.

1

Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount of the policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.

2	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
3

We do not deduct this charge from investments in the Guaranteed Interest Account. We currently reduce this charge to 0.25% in policy years 16+ for single life policies and multiple life policies issued on or after July 16, 2004.

4

The amount of this charge varies based on individual characteristics, and may not be representative of the charge that a particular investor will pay. You can obtain more information about the particular charge that would apply to you by contacting our New York Customer Service Office.

5

Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider

6

The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. For certain policy classes, the net cost to the policy can be as low as 1.00% on an annual basis. We can vary the amount of these charges with respect to specific policies that we issue. For more information see “Charges and Deductions” and “Loans.”

*	Actual minimum charge per $1,000 of net amount at risk per month is $0.0007.
**	Actual minimum charge per $1,000 of rider fee per month is $0.0001.

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies (funds) that you may pay periodically during the time that you own the policy. A complete list of portfolio companies available under the policy, including their annual expenses, may be found at the back of this document in Appendix A.

ANNUAL PORTFOLIO COMPANY EXPENSES (as of 12/31/20)

	Minimum	Maximum
Annual Portfolio Company Expenses[1] (expenses that are deducted from portfolio company assets, including management fees, distribution (12b-1) fees, and other expenses)	0.35%	2.94%

1

Portfolio company expenses are as of 12/31/20, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

Principal Risks of Investment in the Policy

There are risks associated with investing in the policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the underlying funds you select. Each fund may have its own unique risks. Please note that poor investment performance can mean that you are required to pay more premiums to keep the policy in force.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. The surrender charge applies for a number of years, so that the policy should be purchased only for the long-term. You therefore should carefully consider your income and liquidity needs before purchasing a contract. Thus, ownership of the policy creates risk associated with holding an investment that is not completely liquid.

Risk of Lapse

Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. If your policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), insufficient premium payments, policy charges, and poor investment performance can negatively affect policy value, and increase the risk of policy lapse.

Transfer Risk

Transfers or deposits to the Guaranteed Interest Accounts are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this prospectus. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect disruptive trading. Because of these restrictions on transferring out of GIA, you should realize that policy value you have allocated to GIA can be required to be kept there for an extended period of time. Minimum balance and minimum transfer limits apply. Thus, ownership of the policy involves certain restrictions on your ability to make transfers.

Face Amount Increase Risk

Face amount increases will increase the potential surrender charges under the policy. Please note that an increase in the policy face amount will incur the issue expense charge, and will increase the surrender charge to which you could be subject.

Insurance Company Insolvency.

It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to meet our obligations under the contract. In particular, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the GIA and with our ability to pay the death benefit and the guarantees under any of the optional policy riders. In general, note that all guarantees under the policy are supported by our general account and thus depend on our financial strength and claims-paying ability.

Tax Consequences.

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Adverse tax consequences can arise when you take a loan or partial surrender - please see Federal Income Tax Considerations later in this prospectus.

Constraints on Access to Your Cash Value.

As indicated in the Overview section of this prospectus, the policy should not be viewed as a liquid investment from which you can readily withdraw cash. In particular: (1) if you take a loan or partial surrender, you may decrease the policy cash value and thereby reduce the death benefit amount and increase the risk of policy lapse (2) any loan you take will incur loan interest and the amount taken as a loan will not participate in the investment performance of the variable investment options (3) partial surrenders and a full surrender are subject to surrender charges and partial surrender fees.

Cybersecurity and Business Continuity Risks

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the policy.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities.

Nassau Life Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to Nassau Life Insurance Company or “Nassau.” Nassau is a life insurance company, which is part of Nassau Reinsurance Group Holdings L.P. Nassau Life Insurance Company was formerly named Phoenix Life Insurance Company and acquired its current name in 2018. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061.

Nassau Life is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau Life has been operating as an insurance company since 1851. It was acquired by Nassau Reinsurance Group Holdings LP in 2016. Other affiliates of Nassau Life include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the policies, and the Nassau Companies of New York, which will provide administrative services for the policies.

You should send any transaction request (e.g., premium payments), requests for general customer service forms and all other correspondence to our New York Customer Service Office (see the Glossary for the address) or such other address that we have communicated in writing. Transaction requests received in good order (i.e., in form and substance acceptable to us) on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit values in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.

Obligations under the policies are obligations of Nassau Life. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Nassau Life’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of our general account (the “General Account”). The General Account supports all insurance and annuity obligations of Nassau Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. Obligations under the General Account are subject to Nassau Life’s claims-paying ability and financial strength. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantee provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks.

Nassau Life Variable Universal Life Account

Phoenix Life Insurance Company (which was renamed Nassau Life Insurance Company in 2018) established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is now named the Nassau Life Variable Universal Life Account. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company. Any guarantee under the policy where the amount of the guarantee exceeds the policy value, such as potentially payment of a death benefit, payment under an optional rider, or payment of interest credited to the GIA is subject to our claims-paying ability and financial strength.

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options”. There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.

Nassau Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Nassau Life Insurance Company is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Valuation Date

A valuation date is every day the NYSE is open for trading and Nassau Life is open for business.

On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;

2)	the ratification of the independent accountants for the fund;

3)	approval or amendment of investment advisory agreements;

4)	a change in fundamental policies or restrictions of the fund; and

5)	any other matters requiring a shareholder vote.

You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered in this policy are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.

Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You may obtain paper or electronic copies of those prospectuses by contacting our New York Customer Service Office (see Glossary for address).

Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our General Account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the General Account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

We have not registered interests in our General Account under the Securities Act of 1933, nor have we registered our General Account as an investment company under the Investment Company Act of 1940, as amended. These disclosures are however, subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

Guaranteed Interest Account

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• First Year:	25% of the total value

• Second Year:	33% of remaining value

• Third Year:	50% of remaining value

• Fourth Year:	100% of remaining value

GIA Restrictions

Subject to state regulations and the terms of the specific policy, premium allocations and transfers to the Guaranteed Interest Account may be subject to certain restrictions.

Policies may be subject to a Maximum GIA Percentage contained in the policy that restricts investments in the Guaranteed Interest Account.

The Maximum GIA Percentage will never be less than 5%. For each premium payment, allocations to the Guaranteed Interest Account may be limited to the Maximum GIA Percentage set forth in the policy.

We may not permit transfers into the Guaranteed Interest Account during the first year, nor allow any transfers during subsequent years that would result in Guaranteed Interest Account investments exceeding the Maximum GIA Percentage of policy value.

These restrictions as well as the availability of the Guaranteed Interest Account are subject to state insurance department approval. The Guaranteed Interest Account may not be available in all states. Note, additional restrictions related to transfers to and from the Guaranteed Interest Account may be noted throughout this prospectus.

Long-term Guaranteed Interest Account

This investment option is only available to Joint Edge policies issued on or after July 1, 2004. This investment option is not available for Flex Edge Success policies. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.

Charges and Deductions

General

Charges are deducted in connection with the policy to compensate us for:

•	our expenses in selling the policy;

•	underwriting and issuing the policy;

•	premium and federal taxes incurred on premiums received;

•	providing the insurance benefits set forth in the policy; and

•	assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

•	issue expense charge; and/or

•	surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Nassau Life tries to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

Charges Deducted from Premium Payments

Premium Tax Charge

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Single life policies will be assessed a tax charge equal to 2.25% of the premiums paid. Multiple life policies will be assessed the actual premium tax incurred. These charges are deducted from each premium payment.

Federal Tax Charge

A charge equal to 1.50% of each premium will be deducted from each premium payment on a single life policy to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs. There is no Federal Tax charge on multiple life policies.

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account (the Long-term Guaranteed Interest Account is not available for Flex Edge Success. It is only available for Joint Edge policies issued after 07/01/2004) based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the non-loaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.

•

Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

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Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

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Issue Expense Charge. This charge helps us pay the underwriting and start-up expenses we incur when we issue the policy. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year. For single life policies we charge $1.50 per $1,000 of initial face amount to a maximum of $600. For multiple life policies we charge $150. We can vary the amount of these charges with respect to specific policies that we issue.

You will incur a new issue expense charge if you increase your policy’s face amount. We will assess the new charge only on the amount of the increase.

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Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

Certain riders are available at no charge:

•

Living Benefits Rider (for single life policies). This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

•	Cash Value Accumulation Rider (for single life policies). You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.

•

Whole Life Exchange Option Rider (for single life policies). This rider permits you to exchange a Policy for a fixed benefit whole life policy at the later of age 65 and Policy Year 15. This Rider is no longer available.

•	Policy Exchange Option Rider (for multiple life policies). This rider provides for the exchange of the multiple life policy for single life policies.

We charge for providing benefits under the following riders:

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Disability Waiver of Specified Premium Rider (for single life policies) Charges will vary based on issue age, risk classification, and the specified monthly benefit amount. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.

•	Accidental Death Benefit Rider (for single life policies) charges vary based on age, sex and risk classification, and amount of additional death benefit.

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Purchase Protection Plan Rider (for single life policies) The monthly charge for this rider is level, and varies by issue age (not based on gender or risk classification). The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37. (If you participate in the Purchase Protection Plan rider, the value of your rider benefit is measured in terms of Purchase Protection Plan units. Each PPP unit entitles the holder of the rider to purchase $1000 face amount of insurance on each of the first two option dates specified in the rider and to purchase $667 in face amount of insurance on each subsequent option date defined in the rider).

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Child Term Rider charges (for single life policies) depend on the child’s age and gender, and the Rider’s face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.

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Family Term Rider (for single life policies) charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider’s face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.

•	Business Term Rider (for single life policies) charges vary based on age(s), gender(s), smoker classification(s), and table rating(s), and the Rider’s face amount.

•	Death Benefit Protection Rider (for single life policies) charge is based upon the face amount.

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Disability Benefit Rider (for multiple life policies) charge is based on the age(s), gender(s), smoker classification(s), the specified amount of the monthly disability benefit, and the number of insureds.

•	Survivor Purchase Option Rider (for multiple life policies) charge is level and will vary based on the issue ages, genders, face amounts, and risk classes of the insureds.

•	Term Insurance Rider (for multiple life policies) based on the age(s), gender(s), smoker classifications of the persons insureds.

Daily Charges

We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.

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Mortality and Expense Risk Charge. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

Current Mortality and Expense Risk Charge:

Single Life Policies and Multiple Life Policies (issued on or after July 16, 2004):

• Policy years one through 15:	.80% annually;

• Policy years 16 and after:	.25% annually.

Multiple Life Policies (issued prior to July 16, 2004):

• For all policy years:	.80% annually.

Conditional Charges

These are other charges that are imposed only if certain events occur.

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Surrender Charge. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period.

During the first ten policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or allow the policy to lapse. There is no Surrender charge after the 10th policy year. During the first two policy years on single life policies and during the first ten policy years on multiple life policies, the maximum surrender charge that a policyowner could pay while he or she owns the policy is the amount shown in the policy’s surrender charge schedule, or equal to either A plus B (as shown below), whichever is less. After the first two policy years on single life policies, the maximum surrender charge that a policyowner could pay is based on the amount shown in the policy’s surrender charge schedule.

A is equal to:

1)	28.5% of all premiums paid (up to and including the amount stated in the policy’s surrender charge schedule, which is calculated according to a formula contained in a SEC rule); plus

2)	8.5% of all premiums paid in excess of the amount determined under #1 above but not greater than twice that amount; plus

3)	7.5% of all premiums paid in excess of twice the amount determined under #1 above.

B is equal to $5 per $1,000 of initial face amount.

The following is the surrender charge schedule for a male age 35 in the nonsmoker classification at a face amount of $100,000.

Surrender Charge Schedule

Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-60	$1307.54	77	$1102.26
61	1295.46	78	1090.18
62	1283.39	79	1078.10
63	1271.31	80	1066.03
64	1259.24	81	1053.95
65	1247.16	82	1041.88
66	1235.08	83	1029.80
67	1223.01	84	1017.73
68	1210.93	85	1005.65
69	1198.86	86	993.58
70	1186.78	87	981.50
71	1174.71	88	969.43
72	1162.63	89	957.35
73	1150.56	90	945.28
74	1138.48	91	933.20
75	1126.41	92	921.13
76	1114.33	93	909.05
94	896.97	108	435.61
95	884.90	109	399.18
96	872.82	110	362.74
97	836.39	111	326.31
98	799.95	112	289.97
99	763.52	113	253.44
100	727.09	114	217.01
101	690.65	115	180.57
102	654.22	116	144.14
103	617.78	117	107.70
104	581.35	118	71.27
105	544.91	119	34.83
106	508.48	120.00
107	472.05

•

Partial Surrender Charge (face amount decrease). If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy made during the first ten policy years. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.

A partial surrender charge also is deducted from policy value during the first ten policy years upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

•

Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

•

Transfer Charge. Currently we do not charge for transfers between investment options nor transfers to and from the GIA, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. This charge, if implemented would be intended to recoup the cost of administering the transfer.

•

Loan Charges. We charge your policy for outstanding loans. Note that we can vary the amount of these rates with respect to specific policies that we issue. As shown, the rate we charge your policy is higher than the rate we credit your policy value. These rates apply until the person insured reaches age 65; the rates for years 16 and after apply after attained age 65. In addition, each time you take a loan, we impose a policyholder loan fee of $15.

Loan interest rates are as follows (these are representative loan interest rates – loan interest rates vary over time and based on the particular policy in question):

• Single Life Policies
Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter*:	2 1⁄2%
• Single Life policies – New York and New Jersey only
Policy years 1-10:	6%
Policy years 11-15:	5%
Policy years 16 and thereafter*:	4 1⁄2%

*	These rates also apply after the insured attains age 65.

• Multiple Life Policies
You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.
Policy years 1-10:	8%
Policy years 11 and thereafter:	7%

Other Tax Charges

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

Fund Charges

Charges are deducted from, and expenses are paid out of, the assets of the funds that are described in the prospectuses for the funds. We provide a table of these charges in on our website, at www.nfg.com. Minimum and maximum fees and expenses as a percentage of daily net assets charged by the funds are shown in the section entitled “Total Annual Fund Operating Expenses.”

These fund charges and other expenses are described more fully in the respective fund prospectuses.

The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to our New York Customer Service Office. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The Contract

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Nassau can agree to change or waive any provisions of the policy.

Suicide

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

Incontestability

We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Misstatement of Age or Sex in the Application

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Contract Rights

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Contract Limitations

Assignment

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy

We no longer make new sales of the policy. Thus, the discussion in this section regarding the procedures for making the initial purchase of a policy are those that applied to previous policy purchases, and are included here for reference purposes.

Underwriting Procedures

We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.

Eligible Purchasers

Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest (as defined in state law) in that life and the prospective insured consents. A policy also can be purchased to cover from two to five lives under one policy, for any person up to age of 80, provided there is insurable interest in all covered lives. Under such a multiple life policy, the death benefit is paid upon the first death under the policy; the policy then terminates. Such a policy could be purchased on the lives of spouses, family members, business partners or other related groups. In certain situations, the purchaser may need to provide the insured(s) with written notice and consent concerning the coverage in order to satisfy the requirements of the applicable state laws and the Internal Revenue Code (“Code”), section 101.

Premium Payments

Each policy is a flexible premium, variable universal life policy, with a death benefit, cash surrender value and a loan privilege. The policy differs from a fixed benefit whole life policy because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. Unless provided for by separate document, if you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured(s) must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to our New York Customer Service Office (see the Glossary for the contact information).

A number of factors concerning the person(s) you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions on the valuation date we approve you for coverage assuming we have received your completed application in good order.

The policy will have a total premium limit determined by the Code Definition of Life Insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.

We may delay the application of a subsequent premium payment if applying it would cause the policy to become a Modified Endowment Contract (MEC), as defined in the Code; see “Modified Endowment Contract” for more details on MECs. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change has impacted the MEC testing procedure, if the material change date no longer coincides with the policy anniversary, the procedure described above for holding payments may not apply.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium tax charge before we apply them to your policy. Single life policies will also be reduced by a federal tax charge of 1.50%. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

Minimum Face Amount

The minimum initial face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.

Payment by Check

We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting our New York Customer Service Office (see Glossary for address). We must receive notification of account changes at our New York Customer Service Office (see Glossary for address) at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.

Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market Investment Option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market Investment Option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.

Your current allocation instructions are what we will follow when determining how to allocate a premium payment we receive that lacks separate allocation instructions or that is not in good order with respect to its allocation instructions.

Premium payments received by us will be reduced by applicable state premium tax charge and, for the single policies, by 1.50% for federal tax charges (if applicable). The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Nassau Life upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”

Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

•	the policy’s value on the date of cancellation; or

•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

•	the current policy value less any debt; plus

•	any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

These policies are no longer offered for new sales. With respect to prior sales of the policy, we retained the right to decline to process an application within seven days of our receipt of the completed application for insurance, and then would return the premium paid.

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;

•	during any period (A) in which the New York Stock Exchange is closed other than customary week-end and holiday closings or (B) during which trading on the New York Stock Exchange is restricted;

•

for any period during which an emergency exists, as a result of which (A) disposal by the Separate Account of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Separate Account fairly to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of policyholders owning units of the Separate Account.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Death Benefit

General

The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply. Neither death benefit option is irrevocable once elected - you are permitted to change your death benefit on any policy anniversary.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Because the minimum death benefit is equal to the policy value on the date of death of the insured, the death benefit amount can be affected by factors impacting the policy value generally, such as the investment performance of the funds and the deduction of policy charges from the policy value.

The death benefit under the policy becomes effective when you acquire the policy and elect a death benefit (or are placed by default in the Option 1 death benefit, if you have made no election). We pay death benefit proceeds within 7 calendar days after our receipt of due proof of death. Please see the Payment of Proceeds section below, for additional information about how death benefit proceeds can be paid.

Requests for Increase in Face Amount

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The maximum face amount is $5,000,000. A typical charge for the increase is $1.50 per $1,000 of face amount increase requested, subject to a maximum of $600, but we may vary the charge amount with respect to specific policies we issue. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increase in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new Free Look Period (see “The Summary—Right to Cancel”) will be established for the amount of the increase.

Partial Surrender and Decreases in Face Amount: Effect on Death Benefit

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See “Federal Income Tax Considerations.”

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease). A decrease in the death benefit may have federal income tax consequences.

Benefits Available Under the Policy

In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Asset Allocation and Strategic Programs	Programs involving allocation of policy value to underlying funds designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Optional	• May participate in only one program at a time • Programs may be discontinued or modified in the future

Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Optional	• Cannot use while Dollar Cost Averaging Program in effect

Dollar Cost Averaging Program	You can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options and the Long-term Guaranteed Interest Account.	Optional

•   You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program

•   Dollar Cost Averaging Program is not available if you invest through a bank draft program (The bank draft program allows the customer to make premium payments through a direct transfer of funds from a bank account).

•   Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect.

Death Benefit Protection Rider	Provides for a guaranteed amount of death benefit	Optional

•   Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must equal at least $50,000 and the minimum issue age of the insured must be 20.

•   Available only with single life policies.

Purchase Protection Plan Rider	Allows you to purchase additional insurance protection without evidence of insurability	Optional	• Future dates on which you may purchase additional insurance are predetermined • Available only with single life policies.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Disability Waiver of Specified Premium Rider	Waives policy premium if insured is totally disabled and disability occurred while rider was in force	Optional	• Rider can be elected only on the policy issue date. • Available only with single life policies

Accidental Death Benefit Rider	Pays additional death benefit if insured dies from bodily injury resulting from accident	Optional	• Death must occur no later than 90 days after the injury • Available only with single life policies.

Living Benefits Rider	In the event of terminal illness of insured, makes an accelerated payment of up to 75% of policy’s death benefit	Optional	• Maximum benefit of $250,000 • Minimum face amount after accelerated benefit payment is $10,000 • Available only with single life policies.

Whole Life Exchange Option Rider	Permits you to exchange policy for a fixed benefit whole life policy	Optional	• Rider is no longer available

Child Term Rider	Provides annually renewable term coverage on children of insured between 14 days old and age 18.	Optional	• Term insurance is renewable to age 25. • Available only with single life policies. • Must be elected at issue.

Family Term Rider	Provides annually renewable term insurance coverage to age 70 on the insured or members of insured’s immediate family who are at least 18 years of age.	Optional	• Must be elected at issue. • Available only with single life policies.

Business Term Rider	Provides annually renewable term insurance to age 95 on life of insured under the base policy.	Optional	• Initial rider death benefit cannot exceed six times the initial base policy. • Available only with single life policies.

Cash Value Accumulation Rider	Permits you to pay more in premium than otherwise would be permitted.	Optional	• Must be elected before policy is issued. • Available only with single life policies.

Disability Benefit Rider	In the case of disability of insured, provides a specified amount of monthly disability benefit, and monthly deductions will be waived.	Optional	• Must be elected at issue. • Available only with multiple lives policies.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Survivor Purchase Option Rider	Survivor may purchase a new life policy for a face amount equal to that of original policy upon the first death.	Optional	• Available only with multiple lives policies.

Term Insurance Rider	Enables the face amount of coverage on each life to be individually specified.	Optional	• Must be elected at issue • Available only with multiple lives policies.

Policy Exchange Option Rider	Multiple life policy may be exchanged for single life policies, where total face amount under the policies is no greater than that under original policy	Optional	• Exercise of the rider is a taxable event. • Available only with multiple lives policies.

Policy loan	Loan feature allows you to take loans, using policy value as collateral	Optional

•   We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

•   amounts taken as a policy loans (a) do not participate in the performance of the variable investment options (b) may reduce the policy value, cash surrender value and death benefit (c) may increase the risk of lapse and (d) may have tax consequences.

Single Life Policies

•

Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This rider is elected at issue. For example, assume that the insured becomes totally disabled at age 63 and that the total disability is permanent. In that case, the specified premium will be waived from the beginning of total disability at age 63 until the policy anniversary nearest the insured’s 65th birthday, but will not be waived thereafter.

•	Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:

•	the insured dies from bodily injury that results from an accident; and

•	the insured dies no later than 90 days after injury.

We assess a monthly charge for this rider. This policy is elected at issue. For example, if the insured gets into a serious accident at age 73 and dies two months after the accident, then the additional death benefit would be paid.

•

Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

1)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year 7;

2)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year ten;

3)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 95th birthday.

Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.

For policies issued in New York, two guarantee periods are available:

1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or

2)	The policy anniversary nearest the Insured’s 95th birthday.

For example, assume that the policy is issued to a 60 year old insured outside New York with a $100,000 face amount, Death Benefit Protection Rider guarantee period #1 is elected, and there is no subsequent increase or decrease in the face amount. In that case, the death benefit is guaranteed at the initial face amount until the policy anniversary nearest the insured’s 70th birthday.

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Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability. Under this rider, you can increase the face amount of the policy on one of the allowable dates set out in the rider, without presenting evidence of insurability.

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Living Benefit Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider. This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans. For example, assume that the policy death benefit is equal to the $100,000 face amount and that the insured becomes terminally ill. In that scenario, the insured could request an accelerated payment of up to $75,000.

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Cash Value Accumulation Rider. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider. You could not, for example, buy the policy and then 6 months later add the Cash Value Accumulation Rider.

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Child Term Rider. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child’s 25th birthday.

We assess a monthly charge for this rider. This rider is elected at issue, at adoption, or at birth (child must be at least 14 days old). For example, a month after a daughter is born, you could acquire the Child Term Rider and thereby get annually renewable term life insurance on her life.

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Family Term Rider. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured’s immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy. This policy is elected at issue. For example, under this rider you could acquire term life insurance on your 60 year old brother, which coverage would continue until your brother reaches age 70.

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Business Term Rider. This rider provides annually renewable term insurance coverage to age 95 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed six times the initial base policy. This rider is available only for policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market. For example, if the base policy were corporate-owned life insurance with a face amount of $1 million, the insured’s initial term insurance death benefit could not exceed $6 million.

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Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

Multiple Lives Policies

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Disability Benefit Rider. In the case of disability of the insured, provides a specified amount of monthly disability benefit and the monthly deductions will be waived. A disability benefit rider may be provided on any or all eligible insureds. The specified amount of disability benefit must be the same for all who elect coverage. This policy is elected at issue. For example, under a multiple life policy where each spouse in a married couple is an insured and has elected the rider, the rider could confer benefits if either spouse became disabled.

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Survivor Purchase Option Rider. The survivor(s) may purchase a new Life Policy for a face amount equal to that of the original policy upon the first death. The new policy will be based upon attained age rates. For example, under a multiple life policy where the face amount was $1 million when the first of the two insureds dies, this rider allows the surviving insured to purchase a new life policy with a $1 million face amount.

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Term Insurance Rider. The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each insured and the face amount of coverage under the rider may differ for each insured. Based upon the policyowner’s election at issue, the rider will provide coverage for all insureds to either age 70 or maturity of the policy. The termination age specified must be the same for all insureds. This policy is elected at issue. For example, through this rider a multiple life policy insuring a husband and wife could have term insurance coverage under the rider of $250,000 face amount for the wife and a $500,000 face amount for the husband.

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Policy Exchange Option Rider. The Multiple Life Policy may be exchanged for single life policies where the total face amount under the policies is no greater than that under the original policy. There is no charge for this rider. Exercise of this rider is a taxable event. For federal income tax purposes, where there is a change of insureds, it is treated as if the original policy was surrendered and a new policy acquired. Any gain in the policy at the time of the change of insureds is taxable to the policyholder at that time. For example, if the Multiple Life Policy had a $1.5 million face amount and three insureds, the policy could be exchanged for single life policies for each insured with face amounts of $500,000, $700,000, and $250,000.

Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.

We do not charge for these programs.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request or calling our New York Customer Service Office (see Glossary for address). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

• $25 monthly	• $150 semiannually

• $75 quarterly	• $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.

You may start or discontinue this program at any time by submitting a written request or calling our New York Customer Service Office (see Glossary for address). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Additional Programs

Depending on the terms of your specific policy and any optional riders purchased, you may be eligible to elect the asset allocation and strategic programs described below.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is no additional charge for participating in these programs and options.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. Subject to the terms of your specific policy and any optional riders purchased, you may, at any time, switch your current program or option to another program or cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our New York Customer Service Office (see Glossary for address). If you are enrolled in a program that is eliminated, you will receive notice and you may (depending on the terms of your specific policy and any optional riders purchased) be enrolled in an alternative program or choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available, except if indicated:

Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009)

Since June 22, 2009, new elections of these asset allocation options have not been allowed. Thus, the discussion here is pertinent only to those who had opted for this program prior to that date and who continue to participate in the program.

Phoenix and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

•	Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

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Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

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Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

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Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

•	Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the Valuation Date immediately preceding each anniversary of your policy for as long as the asset allocation program is in effect for your policy. You should consult with your registered representative for the most current information on this program and the options within the program.

Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio – Class II

•	Morningstar Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 2 transfers per policy year after which we may impose a transfer fee.

Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only) on single life policies and 6% on multiple life policies, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The investment options or the Guaranteed Interest Accounts will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Nassau policy.

Loan interest rates are as follows (these are representative loan interest rates – loan interest rates vary over time and based on the particular policy in question):

• Single Life Policies
Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter*:	2 1⁄2%
• Single Life policies – New York and New Jersey only
Policy years 1-10:	6%
Policy years 11-15:	5%
Policy years 16 and thereafter*:	4 1⁄2%

*	These rates also apply after the insured attains age 65.

• Multiple Life Policies
You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.
Policy years 1-10:	8%
Policy years 11 and thereafter:	7%

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in policy value, under Death Benefit Option 2.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Payment of Proceeds

Surrender and Death Benefit Proceeds

Death benefit proceeds will be determined as of the date of death, and we will process payment of the death benefit upon our receipt of due proof of death. The amount of a full or partial surrender will be determined at the unit value next computed after we receive the request for surrender, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, unless otherwise provided for by applicable law, death benefit proceeds of more than $5000 payable to an individual or trust will be applied to a retained asset account known as the Concierge Account (“CA”). The CA is generally not offered to corporations or similar entities. A beneficiary may also elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

The CA is part of our General Account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of our General Account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.

Payment of the death proceeds may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Under a policy covering multiple lives, the death proceeds will be paid upon the first death under the policy. In addition, under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

•	the death of the payee; or

•	the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

•	10 years;

•	20 years; or

•	until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3 3⁄8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1⁄4% per year.

Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. If the payee dies before the second payment is made, no additional annuity payments will be made thereafter. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1⁄2% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-Year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

•	the end of the 10-year period certain;

•	the death of the insured; or

•	the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3⁄8% per year.

For additional information concerning the above payment options, see the policy.

Surrenders

General

At any time during the lifetime of the insured(s) and while the policy is in force, you may surrender the policy by sending to our New York Customer Service Office (see Glossary for contact information) a written release and surrender in a form satisfactory to us. For a full surrender, we also may require you to send the policy to us. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at our New York Customer Service Office (see Glossary for contact information).

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed.

See “General Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”

Full Surrenders

If the policy is being fully surrendered, the policy itself must be returned to our New York Customer Service Office (see Glossary for contact information), along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”

Partial Surrenders

You may obtain a partial surrender of the policy by requesting payment of a portion of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to our New York Customer Service Office (see Glossary for contact information). A partial surrender will be effective on the date the written request is received.

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

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The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions.

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The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

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A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, the face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

Processing and Payment of Surrenders, Withdrawals

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our New York Customer Service Office by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Transfer of Policy Value

Internet and Telephone Transfers

You may transfer your policy value among the available investment options and the GIA and make changes to your premium allocation by Internet or telephone. You may also write to our New York Customer Service Office (see Glossary for address). The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

Nassau Life will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Nassau Life may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Nassau Life reasonably believes to be genuine.

We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We do not permit transfers of less than $500 unless either:

•	the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or

•	the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at any time.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our New York Customer Service Office by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Nassau Life and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Nassau Life has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force until the death of the insured.

If on any monthly calculation day during the first 5 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.

During the grace period, the policy will continue in force, but investment option transfers and loans will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated. However, for Maine residents only: if the policy is in default because of organic brain disease of the Owner, the policy may be reinstated without evidence of insurability if proof of organic brain disease is provided to the satisfaction of the Company.

If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.

Please note that if the policy lapses during the first ten policy years, surrender charges will apply.

Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Nassau Life Insurance Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy/Contract Benefits

State and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyholder or beneficiary. A qualified tax advisor should be consulted on these consequences.

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below) and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.

Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.

In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.

Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.

If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.

Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.

Loans

We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Contract

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the policy. The IRS provided in Revenue Ruling 2020-5 (Internal Revenue Bulletin 2020-9) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is not reduced for the cost of insurance charges. Revenue Ruling 2020-5 is effective for transactions entered into on or after August 26, 2009. Additional information reporting may apply in the event of a sale of a contract. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the policy.

Net Investment Income Additional Tax

In 2013, the United States Department of the Treasury issued regulations under section 1411 of the Internal Revenue Code. These regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. Certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 applies to taxpayers whose modified adjusted gross income exceeds the threshold amount. The threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount may be subject to modification, but is not indexed for inflation.

Business and Corporate-Owned Contracts

If the policy is owned by an entity that is not a natural person, there are Code provisions that impact the tax treatment of premiums, loan interest, policy earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the policy. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a policy insuring the life of an individual who is not an owner of the policy, or an officer, director, or employee of the policyholder’s business. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS.

Modified Endowment Contracts (“MEC”)

General

The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

•	made on or after the taxpayer attains age 59 1⁄2

•	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or

•

part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any one investment

•	70% in any two investments

•	80% in any three investments

•	90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured or policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.

Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Nassau Life – Legal Proceedings

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter are not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.

Financial Statements

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our New York Customer Service Office or contact us through our website at www.nfg.com. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

Principal Underwriter

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this prospectus, pursuant to the terms of an underwriting agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.

1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved.

On September 15, 2010, 1851 became the principal underwriter for the SEC registered products.

Compensation

Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.

APPENDIX A – Investment Options Available Under The Policy

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found by contacting our New York Customer Service Office (see Glossary for contact information).

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Long term capital appreciation	Alger Capital Appreciation Portfolio [1,2] (Class 1-2 Shares) Adviser: Fred Alger Management, LLC Sub-Adviser: N/A	0.93%	41.75%	20.04%	16.98%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	Calvert VP S&P MidCap 400 Index Portfolio (Class I) Adviser: Calvert Investment Management, Inc. Sub-Adviser: Ameritas Investment Partners, Inc.	0.33%	13.31%	11.99%	10.05%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	DWS Equity 500 Index VIP (Class A) Adviser: DWS Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.	0.26%	18.40%	15.22%	13.88%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	DWS Small Cap Index VIP (Class A) Adviser: DWS Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.	0.39%	19.43%	13.26%	11.20%
The Fund’s investment objective is to provide current income.	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.78%	5.21%	3.0%	2.66%
The Fund’s investment objective is to seek high current income.	Federated Hermes High Income Bond Fund II Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.81%	5.59%	7.51%	6.37%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.63%	0.20%	0.68%	0.34%
Long-term capital appreciation	Fidelity ® VIP ContrafundSM Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.71%	30.43%	16.07%	13.40%
Capital appreciation	Fidelity ® VIP Growth Opportunities Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan.	0.74%	68.49%	29.12%	21.72%
Seeks to maximize total return, by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity ® VIP Growth Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.79%	43.77%	21.20%	17.14%
As high a level of current income as is consistent with the preservation of capital	Fidelity ® VIP Investment Grade Bond Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR UK, FMR HK, and FMR Japan	0.49%	9.33%	5.35%	4.25%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	0.72%	0.69%	6.94%	5.98%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) Adviser: Franklin Mutual Advisers, LLC Sub-Adviser: N/A	0.98%	-5.04%	5.88%	6.99%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] Adviser: Guggenheim Investments Sub-Adviser: N/A	1.71%	4.93%	2.19%	2.89%
Capital growth	Invesco V.I. American Franchise Fund (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	42.35%	19.56%	15.32%
Capital appreciation and current income	Invesco V.I. Equity and Income Fund (Class II shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.82%	9.65%	8.61%	8.29%
Long term growth of capital	Invesco V.I. Core Equity Fund[1,2] (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	13.85%	10.67%	9.55%
Long term capital appreciation	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2] (Service shares) Adviser: Lazard Asset Management LLC Sub-Adviser: N/A	1.15%	6.76%	9.69%	8.84%
High current income and the opportunity for capital appreciation to produce a high total return	Lord Abbett Bond Debenture Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.91%	7.30%	7.41%	6.44%
Long-term growth of capital and income without excessive fluctuations in market value	Lord Abbett Growth and Income Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.94%	2.70%	8.94%	8.66%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Capital appreciation through investments primarily in equity securities, which are believed to be undervalued in the marketplace	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.18%	2.50%	5.84%	7.40%
Capital appreciation	Morningstar Aggressive Growth ETF Asset Allocation Portfolio -Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.91%	9.96%	10.17%	7.75%
Capital appreciation and some current income	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	9.12%	7.90%	6.26%
Capital appreciation	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	10.01%	9.29%	7.25%
Current income and capital appreciation	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	8.43%	6.51%	5.00%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S shares) Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.11%	39.71%	17.54%	13.72%
Long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social, and governance (ESG) criteria	Neuberger Berman AMT Sustainable Equity Portfolio (Class S Shares) Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.18%	19.28%	12.78%	11.40%
Capital appreciation	Invesco V.I. Capital Appreciation Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	36.59%	16.82%	14.30%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Capital appreciation	Invesco V.I. Global Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.77%	27.64%	14.84%	11.64%
Capital appreciation	Invesco V.I. Main Street Small Cap Fund® Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	19.93%	12.88%	12.13%
Long term growth of capital	Invesco V.I. Main Street Mid Cap Fund® Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.94%	9.25%	9.60%	7.81%
Maximum real return consistent with prudent investment management	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.34%	1.23%	2.54%	-5.49%
Maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT Real Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.94%	11.60%	5.15%	3.53%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.79%	8.54%	4.65%	3.83%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Inverse Government Long Bond Strategy Fund Adviser: Guggenheim Investments Sub-Adviser: N/A	2.94%	-21.09%	-8.88%	-9.96%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Nova Fund[1,2] Adviser: Guggenheim Investments Sub-Adviser: N/A	1.67%	20.03%	18.95%	17.57%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 shares) Adviser: Templeton Asset Management Ltd. Sub-Adviser: N/A	1.44%	17.18%	15.57%	3.66%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 shares) Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	1.11%	-1.16%	3.30%	2.42%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 shares) Adviser: Templeton Global Advisors Limited Sub-Adviser: N/A	1.16%	5.80%	6.15%	6.08%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks capital appreciation and current income	TVST Touchstone Balanced Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.86%	19.16%	10.99%	9.61%
Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	TVST Touchstone Bond Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.69%	9.71%	4.40%	3.79%
Seeks capital appreciation	TVST Touchstone Common Stock Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.73%	23.68%	14.60%	12.96%
Seeks growth of capital	TVST Touchstone Small Company Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.77%	18.70%	13.69%	11.95%
Long-term growth of capital	Virtus KAR Capital Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.03%	50.23%	21.33%	16.25%
Capital appreciation and current income.	Virtus KAR Equity Income Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	0.98%	14.91%	11.63%	9.92%
High total return consistent with reasonable risk	Virtus SGA International Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.19%	23.64%	6.86%	3.69%
Long-term total return	Virtus Newfleet Multi-Sector Intermediate Bond Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: New Fleet Asset Management LLC	0.94%	6.53%	5.97%	4.97%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Capital appreciation and income with approximately equal emphasis	Virtus Duff & Phelps Real Estate Securities Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Company	1.13%	-1.55%	5.83%	8.78%
Long-term capital growth	Virtus KAR Small-Cap Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.16%	44.62%	31.51%	22.55%
Long-term capital appreciation	Virtus KAR Small-Cap Value Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.10%	29.65%	15.63%	12.69%
High total return over an extended period of time consistent with prudent investment risk	Virtus Strategic Allocation Series (Class A shares) Adviser: Virtus Investment Advisers, Inc. Sub-Advisers: Kayne Anderson Rudnick Investment Management, LLC and New Fleet Asset Management LLC	0.98%	33.96%	13.77%	10.21%
Long-term capital appreciation	Wanger International Adviser: Columbia Wanger Asset Management Sub-Adviser: N/A	1.23%	14.36%	9.90%	6.90%
Long-term capital appreciation	Wanger Select Adviser: Columbia Wanger Asset Management Sub-Adviser: N/A	0.89%	26.65%	15.54%	10.82%
Long-term capital appreciation	Wanger USA Adviser: Columbia Wanger Asset Management Sub-Adviser: N/A	1.09%	24.23%	16.89%	13.41%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

APPENDIX B: STATE-SPECIFIC POLICY VARIATIONS

Individual Edge

New York Policy Variations

•	The Long Term GIA is not yet available.

•

During the free look period, the policy value will be invested in a money market subaccount and the policyholder has the right to cancel the policy and receive a refund of the premiums paid (less any withdrawals and policy debt).

•	An administrative charge is applied in all policy years.

The current charge is $5.00 per month.

The guaranteed charge is $7.50 per month.

•	Nassau Life reserves the right to:

•	charge a transfer fee of $10 per transfer after the first 12 transfers in each contract year;

•	limit the number of transfers to 12 per contract year;

•	require transfers from subaccounts be a minimum of $500, or the entire subaccount balance if less.

•

The loan interest rate credited on loaned policy values is 4.0%. The loan interest rate charged against loaned policy values is 6.0% for policy years 1-10 (or until policy anniversary nearest age 65 if sooner), 5.0% for policy years 11-15, and 4.5% for policy years 16+.

•	The policy does have a maturity date and is equal to the policy anniversary nearest the insured’s age of 100.

•	For the Age 100+ Rider:

The rider extends the base policy’s coverage. The Individual Term Rider is not available.

•	For the Disability Benefit Rider:

The rider credits a monthly benefit to the policy and waives the monthly deductions in the event a covered insured suffers a qualifying long term disability.

•	For the Family Term Rider and Child Term Rider:

A conversion allowance (“credit”) equal to 80% of the rider’s first year COI is given to reduce the first year premium of the new converted policy.

Joint Edge

Alabama

•	Free look is 30 days for replacements.

•	Certified to AL that we would not defer the payment of the death benefit for more than two months after receiving due proof of death. (Section 27)

Alaska

•	The Free look period is always 30 days

Arizona

•	No minimum loan amount

California

•	Free look is 30 days for replacements.

Colorado

•	The free look period is 15 days and 30 days for replacements.

Connecticut

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•

Language was added to the Transfers provision indicating that the policy may be exchanged for a permanent fixed benefit policy during the first 18 months. This is included as its own provision entitled “Right to Exchange this Policy. It replaces the language that allowed for a transfer of all of the assets held in the investment options into the GIA in the first 18 months.

Florida (not yet approved)

Georgia

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Illinois

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Idaho

•	Free look period is 20 days in all instances.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Indiana

•	No minimum loan amount

•	Death proceeds will be paid “no later than two months” after receipt of due proof of death.

Iowa

•	Free look is 30 for replacements.

Kentucky

•	Free look is 30 days for replacements.

Louisiana

•	Free look is 30 days for replacements.

•	Added a provision allowing a “Reduced Paid-Up” option.

•	LA requires that we put the form number on every page of the policy.

Maine

•	Free look is 30 days for replacements.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•	No rolling targets

Maryland (not yet approved)

•	No $25 minimum premium

•	No minimum loan amount

Massachusetts (not yet approved)

Michigan

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Minnesota

•

The “Right to Cancel” language was changed. The changes include a reference being added for a 20 day free look for replacements and language indicating that the company must “return all payments made for this policy within 10 days after it receives notice of cancellation and the returned policy”. This language should appear bold.

Missouri

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•	MO requires that the policy may be reinstated within five years from the date the policy goes into default.

Montana (not yet approved)

•	Unisex only

Nebraska

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

New Hampshire

•	Free look period is 30 days for replacements.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

New Jersey (Group – Individual not filed yet)

•	Initially, will be filed as a group contract though RI trust. Individual contract will be submitted upon receiving approval in 40 states

•	The policy forms below pertain to the “group” version:

Form 08JE-M: Flexible Premium Joint Variable Universal Life Insurance Master Contract

Form 08JE-C: Flexible Premium Joint Variable Universal Life Insurance Certificate

Form JESP-C: Flexible Premium Joint Variable Universal Life Insurance Schedule Pages

Form 08JPEOR-C: Joint Life Policy Exchange Option Rider

Form 08SPOR-C: Survivor Insurance Purchase Option Rider

Form 08LTRJE: Level Term Rider

New York (not yet approved)

•	Different SNFL maximum surrender charges

North Carolina

•	Free look period is 30 days for replacements and also 45 days from the date the application is signed.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•	NC requires that the policy may be reinstated within five years from the date the policy goes into default rather than three.

Ohio

•	The Free look period is 30 days for replacements.

Oklahoma

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Oregon (not yet approved)

Pennsylvania (not yet approved)

Puerto Rico (not yet approved)

•	No rolling targets

Rhode Island

•	The Free look period is 20 days rather than 10 and 30 days for replacements.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Tennessee

•	No minimum loan amount

•	No minimum withdrawal amount

Texas (not yet approved)

•	No minimum loan amount

Utah

•

The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals and also to indicate that the free look period is 30 days in the case of a replacement.

Vermont (not yet approved)

Virginia (not yet approved)

Washington

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

West Virginia

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•	Free look period is 30 days for replacements.

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Additional information about Flex Edge Success® and Joint Edge® and the Nassau Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated May 1, 2021, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to our New York Customer Service Office. The address is: PO Box 22012, Albany, NY 12201-2012. For overnight delivery, the address is: 15 Tech Valley Drive, Suite 201, East Greenbush, NY 12061-4142. The telephone number is 1-800-541-0171.

Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Nassau Life Insurance Company

EDGAR contract identifier number: C000020620

[Version C]

Individual Edge®

Nassau Life Variable Universal Life Account

Issued by: Nassau Life Insurance Company

PROSPECTUS	May 1, 2021

This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account, (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Nassau Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the mutual funds listed in Appendix A: Investment Options Available Under The Policy.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested.

For further information, you may contact us in writing at our Administrative Office at P.O. Box 5056, Hartford, CT 06102-5056. You may also contact us through our website at www.nfg.com.

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Glossary of Special Terms

The following is a list of terms and their meanings when used in this prospectus.

Administrative Office: The office set forth on the cover page of this prospectus.

Attained age: The age of the insured on the birthday nearest the most recent policy anniversary.

Cash surrender value: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

Death benefit option: The type of death benefit described in effect.

Debt: Unpaid policy loans with accrued interest.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Investment Options: The accounts within our Separate Account to which non-loaned assets under the policy are allocated.

Monthly calculation day: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

Nassau Life (our, us, we, company): Nassau Life Insurance Company.

Net amount at risk: On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

New York Customer Service Office: address that a Contract Owner should contact regarding general customer service matters including premium payments, withdrawals, surrenders, transfers, exchanges and fund/premium allocation requests. The address is: PO Box 22012, Albany, NY 12201-2012. For overnight delivery, the address is: 15 Tech Valley Drive, Suite 201, East Greenbush, N.Y. 12061-4142. The telephone number is 1-800-541-0171.

Payment date: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

Policy anniversary: The anniversary of the policy date.

Policy date: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

Policy month: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

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Policy value: The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.

Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Separate Account: Nassau Life Variable Universal Life Account.

Unit: A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.

Valuation Date: A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Valuation Period: The period in days from the end of one valuation date through the next valuation date.

You (your): The owner of this policy at the time an owner’s right is exercised.

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Important Information You Should Consider About the Policy

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first ten policy years, a surrender charge will apply if you surrender the policy, allow the policy to lapse, or reduce the face amount. The maximum surrender charge that you can pay while you own the policy is equal to 2.25 times the Commission Target Premium. The surrender charge durations and related surrender charge amounts are set forth on the surrender charge table included in your Policy.

For example, during the first five policy years, assuming a male age 35 nonsmoker with a policy face amount of $100,000 and a Policy Value of $20,000, the surrender charge is equal to $1,923.75 or approximately 9.6% of the Policy Value or approximately 1.9 % of the face value.

Note that a partial surrender fee is imposed on all partial surrenders, and a partial surrender charge is imposed on any partial surrender and any decrease in face amount made during the first 10 policy years.

Fee Tables; Charges and Deductions
Transaction Charges

In addition to the surrender charge, you also may be charged for other transactions.

Specifically:

(a) an issue expense and face amount increase charge, deducted during the first 12 months after policy issue or after a face amount increase (b) a state premium tax charge and federal premium tax charge, which may be deducted from premium payments you make and (c) a transfer charge, which we reserve the right to deduct after the first two transfers in any given policy year.

Fee Tables; Charges and Deductions

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FEES AND EXPENSES				LOCATION IN PROSPECTUS
Ongoing Fees and Expenses	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include the cost of insurance charge, the mortality and expense risk charge, the loan interest charge, and the charge for any optional rider you have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the policy specifications page of your policy for the rates applicable to your policy.			Fee Tables; Charges and Deductions
You will also bear expenses associated with the portfolio companies (funds) under the policy, as shown in the following table

	Annual Fee	MIN.	MAX.	Fee Tables
	Investment options (portfolio company fees and expenses)*	0.35%	2.94%
* As a percentage of fund assets. The fees of the funds are as of 12/31/20, and such fees can vary over time.

RISKS
Risk of Loss	You can lose money by investing in the policy.			Principal Risks of Investment in the Policy
Not a Short-Term Investment

•   A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   We may apply a surrender charge with respect to any surrender you make from the policy.

•   A surrender may also reduce your policy’s face amount and death benefit, and may have adverse tax consequences.

•   You can avoid surrender charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investment in the Policy Charges and Deductions Federal Income Tax Considerations

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RISKS
Risks Associated with Investment Options (including the GIA)

•   An investment in this policy is subject to the risk of poor investment performance of the funds you choose, which performance can vary among the funds.

•   Each fund (as well as the GIA) has its own unique risks. With the GIA for example, your policy value is held as part of our general account assets, which exposes you to the risk of our solvency.

•   You should review the prospectuses for the funds before making an investment decision.

•   We reserve the right to limit transfers into the Guaranteed Interest Account to no more than $250,000 during any one week period per policy. Transfers out of the GIA are allowed over a consecutive 4-year period according to a schedule (see the Guaranteed Interest Account).

Principal Risks of Investment in the Policy The Guaranteed Interest Accounts Appendix A: Investment Options Available Under The Policy
Insurance Company Risks	Any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of Nassau Life. If Nassau Life experiences financial distress, it may not be able to meet its obligations to you. More information about Nassau Life, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 or at www.nfg.com.	Nassau Life Insurance Company
Contract Lapse	Your policy will remain in force only as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, surrenders, and unpaid loans or loan interest. To prevent your policy from lapsing, you must during the grace period pay an amount equal to three times the required monthly deduction plus any other amount due. The death benefit will not be paid if the policy has lapsed.	Lapse And Reinstatement

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RESTRICTIONS
Investments

If you choose to participate in an asset allocation program or strategic program, the assets you have dedicated to the program will be limited by the terms of the program.

We do not permit transfers of less than $500 unless either (a) the entire balance in the investment option or the Guaranteed Interest Account is being transferred or (b) the transfer is part of a Systematic Transfer Program.

Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this Prospectus.

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable fund.

Nassau Life reserves the right to remove or substitute funds as investment options that are available under the policy.

Additional Programs – Asset Allocation and Strategic Programs Transfer Of Policy Value Nassau Life Insurance Company
Optional Benefits	We offer several optional riders under the policy. The insurance features added by these riders include waiver of premium in the event of total disability and payment of an additional death benefit in the event of accidental death.	Optional Insurance Benefits
TAXES
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•   If you purchase the policy through a qualified retirement plan or individual retirement account, you do not receive any additional tax deferral.

•   Any gain on your policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Considerations

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CONFLICTS OF INTEREST
Investment Professional Compensation

Currently, we do not make new sales of the policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the policy to you. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). Nassau Life may also pay for sales and distribution expenses out of any payments we or the principal underwriter of the contracts may receive from the funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the policy over another investment.

Principal Underwriter
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this policy in place of another policy you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new policy to replace this policy. You should only exchange a policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy. Currently, we do not offer this policy for new sales, and thus would not offer this policy in connection with such a replacement transaction.	Principal Underwriter

Overview Of The Policy

The policy is a variable life insurance policy. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the policy is best suited for those with a long investment horizon. Although you have the ability to make partial surrenders and/or fully surrender the policy at any time, the policy should not be viewed as a highly liquid investment. In that regard, surrenders taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. Failure to hold the policy for the long-term also would mean that you lose the opportunity for

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the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the policy and has a long investment horizon. The policy is not intended for those who intend to engage in frequent trading among the investment options within the separate account.

The policy is a flexible premium policy, under which you have flexibility in terms of the amount and timing of the premium payments you make. The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse. You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your insurance and financial needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under death benefit option 1.

Death Benefits

The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy. We no longer make new sales of the policy. When you applied for a policy, you chose a death benefit from these options:

•	Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit

•	Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your death benefit option at any time. Death benefit option 1 applies if you do not choose an option.

The minimum death benefit is equal to the policy value, increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age. Also available is the death benefit protection rider, an additional insurance option that you may purchase by paying specified premiums.

Loans and Surrenders

Generally, you may take loans against 90% of the policy’s cash surrender value, subject to certain conditions. We charge your policy for outstanding loans. The interest rate we charge is higher than the rate we credit your policy value – the difference is the net cost of the loan to you. Loans can reduce the face amount and the death benefit under the policy.

You may partially surrender any part of the policy at any time. A partial surrender fee will apply and a separate surrender charge may also be imposed. Partial surrenders negatively affect the policy value and can increase the risk that the policy will lapse.

Partial surrenders may reduce the face amount of the policy. Partial surrenders and loans can reduce the policy’s death benefit. You may fully surrender this policy any time for its cash surrender value. A surrender charge may be imposed.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

There are tax consequences associated with loans, surrenders, and partial surrenders.

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Investment Choices

You may select from a wide variety of investment options and the Guaranteed Interest Accounts. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes.

Additional information about each fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Investment Options Available Under the Policy.”

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”

Optional Insurance Benefits

The following benefits may be available to you by rider:

•	Disability Waiver of Specified Premium

•	Accidental Death Benefit

•	Death Benefit Protection

•	Whole Life Exchange Option (not available after January 27, 2003)

•	Purchase Protection Plan

•	Living Benefits

•	Cash Value Accumulation

•	Child Term

•	Family Term

•	Phoenix Individual Edge Term

•	Age 100+ Rider

•	LifePlan Options Rider

Availability of these riders depends upon state approval and may involve extra cost.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge Is Deducted	Amount Deducted
Premium Tax	Upon payment.	2.25% of each premium.
Federal Tax Charge	Upon payment.	1.50% of each premium.
Issue Expense Charge and Face Amount Increase	1/12th of the fee is deducted on each of the first 12 monthly calculation days[1] after policy issue or face amount increase.	The maximum charge is $600[2].
Surrender Charge	Upon full surrender or lapse occurring during the first ten policy years.	A maximum of 2.25 times the Commission Target Premium [3]. We will provide your surrender charges before we issue your policy.
Partial Surrender Charge	Upon partial surrender or a decrease in the policy face amount occurring during the first ten policy years.

For a partial surrender:

The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.

For a decrease in face amount:

The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.

Partial Surrender Fee	Upon partial surrender.	2.00% of surrender amount up to a maximum of $25.
Transfer Charge	Upon transfer.	$10 per transfer after the first two transfers in any given policy year.

[1]

The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.

[2]	The Issue Expense Charge is $1.50 per $1,000 of face amount. Policies with a face amount of less than $400,000 will have a total charge of less than $600.
[3]

Surrender charges are generally level for the first 5 policy years. Thereafter, the surrender charge decreases each year until the 10th policy year at which point the charge declines to 0. The Commission Target Premium (CTP) is an arithmetical formula based on personal information (i.e., age, gender, risk class), and the policy face amount. We will provide your surrender charges before we issue your policy.

[4]	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio company fees and expenses.

Periodic Charges Other than Annual Portfolio Company Expenses

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance[1]	On each monthly calculation day.
Minimum and Maximum Charges		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 37 in the nonsmoker class (first year of the policy)		We would charge $0.14 per $1,000 of amount at risk [2] per month.
Administrative Charge	On each monthly calculation day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Optional Insurance Benefits
Death Benefit Protection Rider	On each monthly calculation day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.05 - $0.17 per unit[6] purchased per month.
Example for a policy owner age 35 (first year of the policy)		$0.12 per unit[6] purchased per month.
Child Term Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.06 - $0.11 per $1,000 of rider face amount per month.
Example for a male age 10 (first year of policy).		$0.057 per $1,000 of rider face amount.
Family Term Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.08 - $6.49 per $1,000 of rider face amount per month.
Example for a male age 41 in the nonsmoker class (first year of the policy)		$0.31 per $1,000 of rider face amount per month.

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Charge	When Charge Is Deducted	Amount Deducted
Nassau Individual Edge Term Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.05 - $156.94 per $1,000 of rider face amount per month.
Example for a male age 37 in the nonsmoker class (first year of the policy)		$0.08 per $1,000 of rider face amount per month.
Disability Waiver of Specified Premium Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.22 - $0.82 per $100 of premium waived per month.
Example for a male age 35 in the nonsmoker class (first year of the policy).		$0.24 per $100 of premium waived per month.
Accidental Death Benefit Rider[5]	On each monthly calculation day.
Minimum and Maximum		$0.07 - $0.26 per $1,000 of rider amount per month.
Example for a male age 36 in the nonsmoker class (first year of the policy)		$0.07 per $1,000 of rider amount per month.
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Cash Value Accumulation Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Whole Life Exchange Rider[5]	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Age 100+ Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
LifePlan Options Rider	We do not charge for this rider.	Though we do not charge for this rider, to the extent there is an increase in face amount, there will be an increase in the cost of insurance. We describe this rider later under “Optional Insurance Benefits.”
Loan Interest Rate Charged[7]	Interest accrues daily and is due on each policy anniversary.	The maximum net cost to the policy value is 2.00% of the loan balance on an annual basis.

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1

Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.

2	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
3

We currently offer reduced mortality and expense risk charges beginning in policy year 16 of 0.25% of average daily net assets invested in the investment options. We do not deduct this charge from investments in the Guaranteed Interest Account.

4

The amount of this charge varies based on individual characteristics, and may not be representative of the charge that a particular investor will pay. You can obtain more information about the particular charge that would apply to you by contacting our New York Customer Service Office.

5	This rider is no longer available.
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Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.

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The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.25% on an annual basis. For more information see “Charges and Deductions” and “Loans.”

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies (funds) that you may pay periodically during the time that you own the policy. A complete list of portfolio companies available under the policy, including their annual expenses, may be found at the back of this document in Appendix A.

ANNUAL PORTFOLIO COMPANY EXPENSES

	Minimum	Maximum
Annual Portfolio Company Expenses[1] (expenses that are deducted from portfolio company assets, including management fees, distribution (12b-1) fees, and other expenses)	0.35%	2.94%

1

Portfolio company expenses are as of 12/31/20, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

Principal Risks of Investment in the Policy

There are risks associated with investing in the policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the underlying funds you select. Each fund may have its own unique risks.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. The surrender charge applies for a number of years, so that the policy should be purchased only for the long-term. You therefore should carefully consider your income and liquidity needs before purchasing a contract. Thus, ownership of the policy creates risk associated with holding an investment that is not completely liquid.

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Risk of Lapse

Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. If your policy lapses, it may not be reinstated. . Withdrawals, loans (and associated loan interest), insufficient premium payments, policy charges, and poor investment performance can negatively affect policy value, and increase the risk of policy lapse.

Transfer Risk

Transfers or deposits to the Guaranteed Interest Accounts are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this prospectus. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect disruptive trading. Because of these restrictions on transferring out of GIA, you should realize that policy value you have allocated to GIA can be required to be kept there for an extended period of time. Minimum balance and minimum transfer limits apply. Thus, ownership of the policy involves certain restrictions on your ability to make transfers.

Face Amount Increase Risk

Face amount increases will increase the potential surrender charges under the policy. Please note that an increase in the policy face amount will incur the issue expense charge, and will increase the surrender charge to which you could be subject.

Insurance Company Insolvency.

It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to meet our obligations under the contract. In particular, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the GIA and with our ability to pay the death benefit and the guarantees under any of the optional policy riders. In general, note that all guarantees under the policy are supported by our general account and thus depend on our financial strength and claims-paying ability.

Tax Consequences.

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Adverse tax consequences can arise when you take a loan or partial surrender - please see Federal Income Tax Considerations later in this prospectus.

Constraints on Access to Your Cash Value.

As indicated in the Overview section of this prospectus, the policy should not be viewed as a liquid investment from which you can readily withdraw cash. In particular: (1) if you take a loan or partial surrender, you may decrease the policy cash value and thereby reduce the death benefit amount and increase the risk of policy lapse (2) any loan you take will incur loan interest and the amount taken as a loan will not participate in the investment performance of the variable investment options (3) partial surrenders and a full surrender are subject to surrender charges and partial surrender fees.

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Cybersecurity and Business Continuity Risks

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the policy.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities.

Nassau Life Insurance Company

Nassau Life, with its home office at One American Row, Hartford, Connecticut 06115, is a stock life insurance company organized under the laws of the State of New York. Nassau Life is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of Nassau Life is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

Nassau Life is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau Life has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of Nassau Life include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the policies, and the Nassau Companies of New York, which will provide administrative services for the policies.

You should send any transaction request (e.g., premium payments) to our New York Customer Service Office (see the Glossary for the address). Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit values in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms. You may also contact us through our website at www.nfg.com.

Obligations under the policies are obligations of Nassau Life. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Nassau Life’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of our general account (the “General Account”). The General Account supports all insurance and annuity obligations of Nassau Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. Obligations under the General Account are subject to Nassau Life’s claims-paying ability and financial strength. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

Any guarantee under the contract, such as interest credited to the GIA or any guarantee provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance

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companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks.

Nassau Life Variable Universal Life Account

Phoenix Life Insurance Company (which was renamed Nassau Life Insurance Company in 2018) established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is now named the Nassau Life Variable Universal Life Account. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options”. There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.

Nassau Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Nassau Life Insurance Company is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

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Valuation Date

A valuation date is every day the NYSE is open for trading and Nassau Life is open for business. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;

2)	the ratification of the independent accountants for the fund;

3)	approval or amendment of investment advisory agreements;

4)	a change in fundamental policies or restrictions of the fund; and

5)	any other matters requiring a shareholder vote.

You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered in this policy are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund

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will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.

Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You may obtain paper or electronic copies of those prospectuses by contacting us at our New York Customer Service Office (see Glossary for the address).

Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

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These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our General Account. You do not share in the investment experience of our General Account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the General Account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

We have not registered interests in our General Account under the Securities Act of 1933, nor have we registered our General Account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the General Account nor any of its interests are subject to these Acts. These disclosures are, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

Guaranteed Interest Account

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the nonloaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• First Year:	25% of the total value

• Second Year:	33% of remaining value

• Third Year:	50% of remaining value

• Fourth Year:	100% of remaining value

Long-term Guaranteed Interest Account

This investment option is only available to policies issued on or after September 27, 2004. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term

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Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.

Charges and Deductions

General

Charges are deducted in connection with the policy to compensate us for:

•	our expenses in selling the policy;

•	underwriting and issuing the policy;

•	premium and federal taxes incurred on premiums received;

•	providing the insurance benefits set forth in the policy; and

•	assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

•	issue expense charge; and/or

•	surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Nassau Life tries to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

Charges Deducted from Premium Payments

Premium Tax Charge

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

Federal Tax Charge

A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

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Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.

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Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

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Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

Subject to our underwriting requirements with respect to issue age and minimum face amount, insureds who qualified for our most selective risk classifications at the time of policy issue and who have a Body Mass Index within a specified range at the end of policy years 5, 10, 15, and 20, and in some states, at issue, may be eligible for discounted cost of insurance rates beginning at the end of policy years 5, 10, 15, and 20. Under this program, policy owners may request an improvement in risk classification for the face amount at the end of the 5th policy year, and also at the end of policy years 10, 15, and 20 if we have granted all prior improvement requests related to the policy. We will require evidence that the insured meets our underwriting requirements for an improved risk classification. If approved and the improved risk classification results in lower cost of insurance rates, these rates will be effective on the 5th, 10th, 15th, or 20th anniversary. We may cease to offer this program for new policies at any time.

•	Issue Expense Charge

This charge helps us to pay the underwriting and start-up expenses we incur when we issue the policy. There is an issue expense charge of $1.50 per $1,000 of base face amount with a $600 maximum. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year.

You will incur a new issue expense charge if you increase your policy’s face amount. We will assess the new charge only on the amount of the increase. We deduct this charge in 12 equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Nassau upon policy lapse or termination.

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Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

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Certain riders are available at no charge with every Individual Edge policy:

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Living Benefits Rider. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

•	Cash Value Accumulation Rider. You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.

•	Age 100+ Rider. This rider maintains the full death benefit under the policy after the insured’s age 100, as long as the cash surrender value is greater than zero.

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Life Plans Options Rider. At specified policy anniversaries, you can exercise or elect one of three options to: (1) increase the face amount; (2) to reduce the face amount without incurring a partial surrender charge; or (3) to exchange the policy for an annuity without incurring a surrender charge. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan.

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Whole Life Exchange Option Rider (no longer available). This rider permits you to exchange your policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. To the extent there is an increase in face amount there will be an increase in the cost of insurance. See your rider for more information and limitations.

We charge for providing benefits under the following riders:

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Disability Waiver of Specified Premium Rider charges will depend on the issue age, risk classification, face amount, and specified monthly benefit amount. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age 5 through 60 under this rider and terminate the rider when the insured person reaches age 65.

•	Accidental Death Benefit Rider charges vary based on issue age, sex, risk classification, and the amount of the additional death benefit.

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Purchase Protection Plan Rider charges vary based on issue age (not by sex or risk classification). The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37. (If you participate in the Purchase Protection Plan rider, the value of your rider benefit is measured in terms of Purchase Protection Plan units. Each PPP unit entitles the holder of the rider to purchase $1000 face amount of insurance on each of the first two option dates specified in the rider and to purchase $667 in face amount of insurance on each subsequent option date defined in the rider).

•	Child Term Rider charges depend on the child’s age and gender, and the Rider’s face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.

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Family Term Rider charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider’s face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.

•	Nassau Individual Edge Term Rider charges vary based on age, gender, smoker classification, and table rating, and the Rider’s face amount.

•	Death Benefit Protection Rider charge is based upon the face amount.

Daily Charges

We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.

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Mortality and Expense Risk Charge. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

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We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

For the first 15 policy years we charge the maximum mortality and expense charge of 0.80% of your policy value in the investment options on an annual basis. Beginning in policy year 16 we charge a reduced mortality and expense risk charge of 0.25% on an annual basis.

Conditional Charges

These are other charges that are imposed only if certain events occur.

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Surrender Charge. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period.

The following table shows the surrender charges applicable for a male Nonsmoker for a face amount of $100,000:

Issue Age	Initial Surrender
25	$1,235.25
35	1,923.75
45	3,127.94
55	4,611.17
65	5,850.00
75	5,850.00
85	5,850.00

The following table gives a specific example for the duration of the surrender charge period for a male age 35 nonsmoker, for a face amount of $100,000. The surrender charge is equal to:

Surrender Charge Schedule

Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-12	$1923.75	89	$1179.90
13-24	1923.75	90	1154.25
25-36	1923.75	91	1128.60
37-48	1923.75	92	1102.95
49-60	1923.75	93	1077.30
61	1898.10	94	1051.65
62	1872.45	95	1026.00
63	1846.80	96	1000.35

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Surrender Charge Schedule

Policy Month	Surrender Charge	Policy Month	Surrender Charge
64	$1821.15	97	$958.63
65	1795.50	98	916.90
66	1769.85	99	875.18
67	1744.20	100	833.45
68	1718.55	101	791.73
69	1692.90	102	750.01
70	1667.25	103	708.28
71	1641.60	104	666.56
72	1615.95	105	624.83
73	1590.30	106	583.11
74	1564.65	107	541.39
75	1539.00	108	499.66
76	1513.35	109	457.94
77	1487.70	110	416.21
78	1462.05	111	374.49
79	1436.40	112	332.77
80	1410.75	113	291.04
81	1385.10	114	249.32
82	1359.45	115	207.59
83	1333.80	116	165.87
84	1308.15	117	124.15
85	1282.50	118	82.42
86	1256.85	119	40.70
87	1231.20	120	00.00
88	1205.55

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Partial Surrender Charge (face amount decrease). If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy made during the first ten policy years. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.

A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease. This charge is intended to recoup the costs of issuing the policy.

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Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

Transfer Charge

Currently we do not charge for transfers between investment options nor transfers to and from the GIA, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. This charge, if implemented, would be intended to recoup the cost of administering the transfer.

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Loan Interest Charge

We charge your policy for outstanding loans.

In all states except New York and New Jersey, the loan interest rates in effect following the policy anniversary nearest the insured’s 65th birthday will be 2 1⁄4%. The rates in effect before the insured reaches age 65 will be:

Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter:	2 1⁄4%

In New York and New Jersey only, the rates in effect before the Insured reaches age 65 will be:

Policy years 1-10:.	6%
Policy years 11-15:	5%
Policy years 16 and thereafter:	4 1⁄4%

Note that we can vary the amount of these rates with respect to specific policies that we issue.

Other Tax Charges

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

Fund Charges

Charges are deducted from, and expenses are paid out of, the assets of the funds that are described in the prospectuses for the funds. We provide a table of these charges on our website, at www.nfg.com. Minimum and maximum fees and expenses as a percentage of daily net assets charged by the funds are shown in the section entitled “Total Annual Fund Operating Expenses.”

These fund charges and other expenses are described more fully in the respective fund prospectuses.

The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to us at our New York Customer Service Office (see Glossary for the address). We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

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The Contract

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Nassau can agree to change or waive any provisions of the policy.

Suicide

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

Incontestability

We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Misstatement of Age or Sex in the Application

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Contract Rights

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 85 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

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Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Contract Limitations

Assignment

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy

Underwriting Procedures

We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.

Eligible Purchasers

We no longer make new sales of the policy. The discussion in this section concerning procedures for the purchase of policies is included for historical reference purposes.

Any person up to the age of 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest as defined under state law in that life. In certain situations written notice, as defined by state laws and the Internal Revenue Code (“Code”), section 101(j), may need to be provided to the insured and the insured may need to provide written consent to the coverage.

Premium Payments

The Individual Edge® policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a

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coverage determination, we will deposit your premium into a non-interest bearing account. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to our New York Customer Service Office.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions on the valuation date we approve you for coverage assuming we have received your completed application in good order.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

The policy will have a total premium limit determined by the Code Definition of Life Insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.

We may delay the application of a subsequent premium payment if applying it would cause the policy to become a Modified Endowment Contract (“MEC”) under the Code. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the

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premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change has impacted the MEC testing procedure if the material change date no longer coincides with the policy anniversary, the procedure described above for holding payments may not apply.

Minimum Face Amount

The minimum initial face amount required to purchase this policy is $25,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.

Payment By Check

We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting us at our New York Customer Service Office (see Glossary for the address). We must receive notification of account changes at our New York Customer Service Office (see Glossary for the address) at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.

Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Accounts upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.

Your current allocation instructions are what we will follow when determining how to allocate a premium payment we receive that lacks separate allocation instructions or that is not in good order with respect to its allocation instructions

Premium payments received by us will be reduced by a 2.25% state premium tax and by 1.50% for federal tax charges. The issue premium also will be reduced by the issue expense charge deducted in equal monthly

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installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Nassau Life upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”

Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

•	the policy value on the date of cancellation; or

•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

•	the current policy value less any debt; plus

•	any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

These policies are no longer offered for new sales. With respect to prior sales of the policy, we retained the right to decline to process an application within seven days of our receipt of the completed application for insurance, and then would return the premium paid.

General

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;

•	during any period (A) in which the New York Stock Exchange is closed other than customary week-end and holiday closings or (B) during which trading on the New York Stock Exchange is restricted;

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•

for any period during which an emergency exists, as a result of which (A) disposal by the Separate Account of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Separate Account fairly to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of policyholders owning units of the Separate Account.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Death Benefit

General

The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply. Neither death benefit option is irrevocable once elected—you are permitted to change your death benefit on any policy anniversary.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Because the minimum death benefit is equal to the policy value on the date of death of the insured, the death benefit amount can be affected by factors impacting the policy value generally, such as the investment performance of the funds and the deduction of policy charges from the policy value.

The death benefit under the policy becomes effective when you acquire the policy and elect a death benefit (or are placed by default in the Option 1 death benefit, if you have made no election). We pay death benefit proceeds within 7 calendar days after our receipt of due proof of death. Please see the Payment of Proceeds section below, for additional information about how death benefit proceeds can be paid.

Requests for Increase in Face Amount

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The maximum face amount is $5,000,000. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increase in cost of insurance charges), from the policy value, whether or not you pay an additional premium in

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connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase.

Partial Surrender and Decreases in Face Amount: Effect on Death Benefit

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from the policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences.

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease). A decrease in death benefit may have federal income tax consequences.

Benefits Available Under the Policy

In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Asset Allocation and Strategic Programs	Programs involving allocation of policy value to underlying funds designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Optional	• May participate in only one program at a time • Programs may be discontinued or modified in the future

Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Optional	• Cannot use while Dollar Cost Averaging Program in effect

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Program	You can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options and the Long-term Guaranteed Interest Account.	Optional

•   You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program

•   Dollar Cost Averaging Program is not available if you invest through a bank draft program. (The bank draft program allows the customer to make premium payments through a direct transfer of funds from a bank account)

•   Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect.

Death Benefit Protection Rider	Provides for a guaranteed amount of death benefit	Optional	• Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must equal at least $50,000 and the minimum issue age of the insured must be 20.

Purchase Protection Plan Rider	Allows you to purchase additional insurance protection without evidence of insurability	Optional	• Future dates on which you may purchase additional insurance are predetermined

Disability Waiver of Specified Premium Rider	Waives policy premium if insured is totally disabled and disability continues for at least six months	Optional	• Rider can be elected only on the policy issue date.

Accidental Death Benefit Rider	Pays additional death benefit if insured dies from bodily injury resulting from accident	Optional	• Death must occur no later than 90 days after the injury

Living Benefits Rider	In the event of terminal illness of insured, makes an accelerated payment of up to 75% of policy’s death benefit	Optional	• Maximum benefit of $250,000 • Minimum face amount after accelerated benefit payment is $10,000

Whole Life Exchange Option Rider	Permits you to exchange policy for a fixed benefit whole life policy	Optional	• Rider is no longer available

Child Term Rider	Provides annually renewable term coverage on children of insured between 14 days old and age 18.	Optional	• Term insurance is renewable to age 25. • Must be elected at issue.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Family Term Rider	Provides annually renewable term insurance coverage to age 70 on the insured or members of insured’s immediate family who are at least 18 years of age.	Optional	• Must be elected at issue.

Cash Value Accumulation Rider	Permits you to pay more in premium than otherwise would be permitted.	Optional	• Must be elected before policy is issued.

Nassau Individual Edge Term Rider	Provides annually renewable term insurance coverage to age 100 on the life of the insured under the base policy	Optional	• Must be elected at issue.

Age 100+ Rider	Maintains full death benefit after insured’s age 100	Optional	• Cash surrender value must be greater than zero

LifePlan Options Rider	At 5th, 10th, and 15th year policy anniversaries, allows certain policy options to be exercised (e.g., reduce base policy face amount without incurring surrender charge)	Optional	• To the extent there is an increase in face amount, there will be an increase in the cost of insurance.

Policy loan	Loan feature allows you to take loans, using policy value as collateral	Optional

•   We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

•   Amounts taken as a policy loan (a) do not participate in the performance of the variable investment options (b) may reduce the policy value, cash surrender value and death benefit (c) may increase the risk of lapse and (d) have tax consequences.

Optional Insurance Benefits

You may elect additional benefits under a policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen, except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available, and additional riders may be available as described in the policy (if approved in your state).

•

Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that

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the disability occurred while the rider was in force. This rider must be elected upon policy issuance. For example, assume that the insured becomes totally disabled at age 63 and that the total disability is permanent. In that case, the specified premium will be waived from the beginning of total disability at age 63 until the policy anniversary nearest the insured’s 65th birthday, but will not be waived thereafter.

•	Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:

•	the insured dies from bodily injury that results from an accident; and

•	the insured dies no later than 90 days after injury.

We assess a monthly charge for this rider. This rider is elected at issue. For example, under the rider if the insured gets into a serious accident at age 73 and dies two months after the accident, then the additional death benefit would be paid.

•

Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid.

Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

1)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year seven;

2)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year 10;

3)	death benefit guaranteed until the policy anniversary nearest the insured’s 100th birthday.

Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.

For policies issued in New York, two guarantee periods are available:

1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or

2)	The policy anniversary nearest the Insured’s 100th birthday.

For example, assume that the policy is issued to a 60 year old insured outside New York with a $100,000 face amount, Death Benefit Protection Rider guarantee period #1 is elected, and there is no subsequent increase or decrease in the face amount. In that case, the death benefit is guaranteed at the initial face amount until the policy anniversary nearest the insured’s 70th birthday.

•	Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

Under this rider, you can increase the face amount of the policy on one of the allowable dates set out in the rider, without presenting evidence of insurability.

•

Living Benefit Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

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This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans. For example, assume that the policy death benefit is equal to the $100,000 face amount and that the insured becomes terminally ill. In that scenario, the insured could request an accelerated payment of up to $75,000.

•

Cash Value Accumulation Rider. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider. You could not, for example, buy the policy and then 6 months later add the Cash Value Accumulation Rider.

•

Child Term Rider. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child’s 25th birthday.

We assess a monthly charge for this rider. This rider is elected at issue, at adoption, or at birth (child must be at least 14 days old).

For example, a month after a daughter is born, you could acquire the Child Term Rider and thereby get annually renewable term life insurance on her life.

•

Family Term Rider. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured’s immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy.

We assess a monthly charge for this rider. This rider is elected at issue.

For example, under this rider you could acquire term life insurance on your 60 year old brother, which coverage would continue until your brother reaches age 70.

•

Nassau Individual Edge Term Rider. This rider provides annually renewable term insurance coverage to age 100 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed four times the initial face amount of the policy. This rider is elected at issue.

For example, you could acquire this rider at age 80 and it would provide annually renewable term insurance to age 100.

•	Age 100+ Rider. This rider maintains the full death benefit under the policy after the insured’s age 100, as long as the cash surrender value is greater than zero. There is no charge for this rider.

For example, if the policy death benefit were $150,000 with a cash surrender value of $125,000, then under this rider your death benefit would remain at $150,000 even past the date you turn age 100.

•	LifePlan Options Rider. At specified 5th, 10th and 15th year policy Anniversaries, subject to various limitations as set forth in the rider, the following policy options may be exercised or elected.

1)	An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.

2)	An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.

3)	An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

While there is no charge for this rider, if you select option 1, you will incur an increase in your cost of insurance due to the increase in face amount. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan. This rider will automatically be attached to the policy at issue.

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For example, under this rider on the 10th policy anniversary you could increase the policy face amount to $1,000,000 without undergoing a medical exam (although other traditional underwriting rules still will apply).

•

Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.

We do not charge for these programs.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Business Day. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Business Day. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.

You may start or discontinue this program at any time by submitting a written request to our New York Customer Service Office. The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

• $25 monthly	• $150 semiannually

• $75 quarterly	• $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.

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You may start or discontinue this program at any time by submitting a written request to our New York Customer Service Office. Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Enhanced Dollar Cost Averaging Program

We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy’s right to cancel period. The source account is an account within the Guaranteed Interest Account. If you elect this program, monthly transfers from the source account to the target accounts you establish will begin on the first monthly calculation day following the end of the right to cancel period. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar Cost Averaging Program. This may be substantially less than a full year if the policy has been backdated to save age.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

Currently, if you elect to participate in the Franklin Templeton Founding Investment Strategy with monthly rebalancing (other investment strategies have been available with Dollar Cost Averaging in the past), then you may also elect to participate in Enhanced Dollar Cost Averaging.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the asset allocation program in effect for your policy.

Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation (closed to new investors effective June 22, 2009), and Morningstar Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is no additional charge for participating in these programs and options.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.

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Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as move to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting us at our New York Customer Service Office (see Glossary for the address). If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income Securities Fund – 34%

•	Mutual Shares Securities Fund – 33%

•	Templeton Growth Securities Fund – 33%

Phoenix-Ibbotson Strategic Asset Allocation

(Closed to new investors effective June 22, 2009)

Nassau Life and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:

•	Conservative Portfolio

•	Moderately Conservative Portfolio

•	Moderate Portfolio

•	Moderately Aggressive Portfolio

•	Aggressive Portfolio

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so.

If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.

You should consult with your registered representative for the most current information on this program and the options within the program.

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Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio – Class II

•	Morningstar Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

Payment of Proceeds

Surrender and Death Benefit Proceeds

Death benefit proceeds will be determined as of the date of death, and we will process payment of the death benefit upon our receipt of due proof of death. The amount of a full or partial surrender will be determined at the unit value next computed after we receive the request for surrender, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, unless otherwise provided for by applicable law, the death benefit proceeds of more than $5000 payable to an individual or trust will be applied to a retained asset account known as the Concierge Account (“CA”). The CA is generally not offered to corporations or similar entities. A beneficiary may also elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

The CA is part of our General Account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of our General Account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.

Payment of the death proceeds may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

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If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

•	the death of the payee; or

•	the end of the period certain.

The first payment will be on the date of settlement.

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The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

•	10 years;

•	20 years; or

•	until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.

Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. If the payee dies before the second payment is made, no additional annuity payments will be made thereafter. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year.

This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

•	the end of the 10-year period certain;

•	the death of the insured; or

•	the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3% per year.

For additional information concerning the above payment options, see the policy.

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Surrenders

General

At any time during the lifetime of the insured and while the policy is in force, you may surrender the policy by sending to our New York Customer Service Office (see Glossary for contact information) a written release and surrender in a form satisfactory to us. For a full surrender, we may require you to send the policy to us. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at our New York Customer Service Office (see Glossary for contact information).

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See “General Provisions—Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”

Full Surrenders

If the policy is being fully surrendered, the policy itself must be returned to our New York Customer Service Office (see Glossary for contact information), along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”

Partial Surrenders

You may obtain a partial surrender of the policy by requesting payment of a portion of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to our New York Customer Service Office (see Glossary for contact information). We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under “Payment of Proceeds—Payment Options.”

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

•

The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions.

•

The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

•

A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

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The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, the face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

Processing and Payment of Surrenders, Withdrawals

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our New York Customer Service Office (see Glossary for contact information) by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Transfer of Policy Value

Internet and Telephone Transfers

You may transfer your policy value among the available investment options and the GIA and make changes to your premium allocation by Internet or telephone. You may also contact our New York Customer Service Office (see Glossary for address) The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

Nassau Life will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Nassau Life may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Nassau Life reasonably believe to be genuine.

We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We do not permit transfers of less than $500 unless either:

•	the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or

•	the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require

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that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at any time.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we

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may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Nassau Life and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Nassau Life has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

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Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The investment options or the Guaranteed Interest Accounts will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Nassau Life policy.

•   In all states except New York and New Jersey, the rates in effect following the policy anniversary nearest the insured’s 65th birthday will be 2 1⁄4%. The rates in effect before the insured reaches age 65 will be:

Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter:	2 1⁄4%

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• In New York and New Jersey only, the rates in effect before the Insured reaches age 65 will be:
Policy years 1-10:	6%
Policy years 11-15:	5%
Policy years 16 and thereafter:	4 1⁄4%

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in policy value, under Death Benefit Option 2.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force until the death of the insured.

If on any monthly calculation day during the first 8 policy years, the policy value less outstanding debt is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.

During the grace period, the policy will continue in force but investment option transfers and loans will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may

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not be reinstated. However, for Maine residents only: if the policy is in default because of organic brain disease of the Owner, the policy may be reinstated without evidence of insurability if proof of organic brain disease is provided to the satisfaction of the Company.

If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.

Please note that if the policy lapses during the first ten policy years, surrender charges will apply.

Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the

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Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy/Contract Benefits

State and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyholder or beneficiary. A qualified tax advisor should be consulted on these consequences.

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below) and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.

Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable

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consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.

In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.

Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.

If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.

Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.

Loans

We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.

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Sale of Contract

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the policy. The IRS provided in Revenue Ruling 2020-5 (Internal Revenue Bulletin 2020-9) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is not reduced for the cost of insurance charges. Revenue Ruling 2020-5 is effective for transactions entered into on or after August 26, 2009.Additional information reporting may apply in the event of a sale of a policy. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the policy.

Net Investment Income Additional Tax

In 2013, the United States Department of the Treasury issued regulations under section 1411 of the Internal Revenue Code. These regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. Certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 applies to taxpayers whose modified adjusted gross income exceeds the threshold amount. The threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount may be subject to modification, but is not indexed for inflation.

Business and Corporate-Owned Contracts

If the policy is owned by an entity that is not a natural person, there are Code provisions that impact the tax treatment of premiums, loan interest, policy earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the policy. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a policy insuring the life of an individual who is not an owner of the policy, or an officer, director, or employee of the policyholder’s business. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS.

Modified Endowment Contracts (“MEC”)

General

The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).

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There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

•	made on or after the taxpayer attains age 59 1⁄2

•	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or

•

part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the

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MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any one investment

•	70% in any two investments

•	80% in any three investments

•	90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby

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resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured or policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

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Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.

Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

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Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Principal Underwriter

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this prospectus, pursuant to the terms of a underwriting agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.

1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved.

Compensation

Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales

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commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Nassau Life – Legal Proceedings

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.

Financial Statements

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our New York Customer Service Office or contact us through our website at www.nfg.com. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A – Investment Options

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found by contacting our New York Customer Service Office, the contact information for which is set forth in the glossary of this prospectus.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Long term capital appreciation	Alger Capital Appreciation Portfolio [1,2] (Class 1-2 Shares) Adviser: Fred Alger Management, LLC Sub-Adviser: N/A	0.93%	41.75%	20.04%	16.98%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	Calvert VP S&P MidCap 400 Index Portfolio (Class I) Adviser: Calvert Investment Management, Inc. Sub-Adviser: Ameritas Investment Partners, Inc.	0.33%	13.31%	11.99%	10.05%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	DWS Equity 500 Index VIP (Class A) Adviser: DWS Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.	0.26%	18.40%	15.22%	13.88%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	DWS Small Cap Index VIP (Class A) Adviser: DWS Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.	0.39%	19.43%	13.26%	11.20%
The Fund’s investment objective is to provide current income.	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.78%	5.21%	3.0%	2.66%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
The Fund’s investment objective is to seek high current income.	Federated Hermes High Income Bond Fund II Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.81%	5.59%	7.51%	6.37%
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.63%	0.20%	0.68%	0.34%
Long-term capital appreciation	Fidelity ® VIP ContrafundSM Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.71%	30.43%	16.07%	13.40%
Capital appreciation	Fidelity ® VIP Growth Opportunities Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan.	0.74%	68.49%	29.12%	21.72%
Seeks to maximize total return, by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity ® VIP Growth Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.79%	43.77%	21.20%	17.14%
As high a level of current income as is consistent with the preservation of capital	Fidelity ® VIP Investment Grade Bond Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR UK, FMR HK, and FMR Japan	0.49%	9.33%	5.35%	4.25%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	0.72%	0.69%	6.94%	5.98%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) Adviser: Franklin Mutual Advisers, LLC Sub-Adviser: N/A	0.98%	-5.04%	5.88%	6.99%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] Adviser: Guggenheim Investments Sub-Adviser: N/A	1.71%	4.93%	2.19%	2.89%
Capital growth	Invesco V.I. American Franchise Fund (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	42.35%	19.56%	15.32%
Capital appreciation and current income	Invesco V.I. Equity and Income Fund (Class II shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.82%	9.65%	8.61%	8.29%
Long term growth of capital	Invesco V.I. Core Equity Fund[1,2] (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	13.85%	10.67%	9.55%
Long term capital appreciation	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2] (Service shares) Adviser: Lazard Asset Management LLC Sub-Adviser: N/A	1.15%	6.76%	9.69%	8.84%
High current income and the opportunity for capital appreciation to produce a high total return	Lord Abbett Bond Debenture Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.91%	7.30%	7.41%	6.44%
Long-term growth of capital and income without excessive fluctuations in market value	Lord Abbett Growth and Income Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.94%	2.70%	8.94%	8.66%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Capital appreciation through investments primarily in equity securities, which are believed to be undervalued in the marketplace	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.18%	2.50%	5.84%	7.40%
Capital appreciation	Morningstar Aggressive Growth ETF Asset Allocation Portfolio - Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.91%	9.96%	10.17%	7.75%
Capital appreciation and some current income	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	9.12%	7.90%	6.26%
Capital appreciation	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	10.01%	9.29%	7.25%
Current income and capital appreciation	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	8.43%	6.51%	5.00%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S shares) Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.11%	39.71%	17.54%	13.72%
Long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social, and governance (ESG) criteria	Neuberger Berman AMT Sustainable Equity Portfolio (Class S Shares) Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.18%	19.28%	12.78%	11.40%
Capital appreciation	Invesco V.I. Capital Appreciation Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	36.59%	16.82%	14.30%

62

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Capital appreciation	Invesco V.I. Global Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.77%	27.64%	14.84%	11.64%
Capital appreciation	Invesco V.I. Main Street Small Cap Fund® Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	19.93%	12.88%	12.13%
Long term growth of capital	Invesco V.I. Main Street Mid Cap Fund® Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.94%	9.25%	9.60%	7.81%
Maximum real return consistent with prudent investment management	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.34%	1.23%	2.54%	-5.49%
Maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT Real Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.94%	11.60%	5.15%	3.53%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.79%	8.54%	4.65%	3.83%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Inverse Government Long Bond Strategy Fund Adviser: Guggenheim Investments Sub-Adviser: N/A	2.94%	-21.09%	-8.88%	-9.96%

63

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Nova Fund[1,2] Adviser: Guggenheim Investments Sub-Adviser: N/A	1.67%	20.03%	18.95%	17.57%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 shares) Adviser: Templeton Asset Management Ltd. Sub-Adviser: N/A	1.44%	17.18%	15.57%	3.66%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 shares) Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	1.11%	-1.16%	3.30%	2.42%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 shares) Adviser: Templeton Global Advisors Limited Sub-Adviser: N/A	1.16%	5.80%	6.15%	6.08%
Seeks capital appreciation and current income	TVST Touchstone Balanced Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.86%	19.16%	10.99%	9.61%
Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	TVST Touchstone Bond Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.69%	9.71%	4.40%	3.79%
Seeks capital appreciation	TVST Touchstone Common Stock Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.73%	23.68%	14.60%	12.96%

64

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Seeks growth of capital	TVST Touchstone Small Company Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.77%	18.70%	13.69%	11.95%
Long-term growth of capital	Virtus KAR Capital Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.03%	50.23%	21.33%	16.25%
Capital appreciation and current income.	Virtus KAR Equity Income Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	0.98%	14.91%	11.63%	9.92%
High total return consistent with reasonable risk	Virtus SGA International Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.19%	23.64%	6.86%	3.69%
Long-term total return	Virtus Newfleet Multi-Sector Intermediate Bond Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: New Fleet Asset Management LLC	0.94%	6.53%	5.97%	4.97%
Capital appreciation and income with approximately equal emphasis	Virtus Duff & Phelps Real Estate Securities Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Company	1.13%	-1.55%	5.83%	8.78%
Long-term capital growth	Virtus KAR Small-Cap Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.16%	44.62%	31.51%	22.55%

65

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Long-term capital appreciation	Virtus KAR Small-Cap Value Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.10%	29.65%	15.63%	12.69%
High total return over an extended period of time consistent with prudent investment risk	Virtus Strategic Allocation Series (Class A shares) Adviser: Virtus Investment Advisers, Inc. Sub-Advisers: Kayne Anderson Rudnick Investment Management, LLC and New Fleet Asset Management LLC	0.98%	33.96%	13.77%	10.21%
Long-term capital appreciation	Wanger International Adviser: Columbia Wanger Asset Management Sub-Adviser: N/A	1.23%	14.36%	9.90%	6.90%
Long-term capital appreciation	Wanger Select Adviser: Columbia Wanger Asset Management Sub-Adviser: N/A	0.89%	26.65%	15.54%	10.82%
Long-term capital appreciation	Wanger USA Adviser: Columbia Wanger Asset Management Sub-Adviser: N/A	1.09%	24.23%	16.89%	13.41%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

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APPENDIX B: STATE-SPECIFIC POLICY VARIATIONS

Individual Edge

New York Policy Variations

•	The Long Term GIA is not yet available.

•

During the free look period, the policy value will be invested in a money market subaccount and the policyholder has the right to cancel the policy and receive a refund of the premiums paid (less any withdrawals and policy debt).

•	An administrative charge is applied in all policy years.

The current charge is $5.00 per month.

The guaranteed charge is $7.50 per month.

•	Nassau Life reserves the right to:

•	charge a transfer fee of $10 per transfer after the first 12 transfers in each contract year;

•	limit the number of transfers to 12 per contract year;

•	require transfers from subaccounts be a minimum of $500, or the entire subaccount balance if less.

•

The loan interest rate credited on loaned policy values is 4.0%. The loan interest rate charged against loaned policy values is 6.0% for policy years 1-10 (or until policy anniversary nearest age 65 if sooner), 5.0% for policy years 11-15, and 4.5% for policy years 16+.

•	The policy does have a maturity date and is equal to the policy anniversary nearest the insured’s age of 100.

•	For the Age 100+ Rider:

The rider extends the base policy’s coverage. The Individual Term Rider is not available.

•	For the Disability Benefit Rider:

The rider credits a monthly benefit to the policy and waives the monthly deductions in the event a covered insured suffers a qualifying long term disability.

•	For the Family Term Rider and Child Term Rider:

A conversion allowance (“credit”) equal to 80% of the rider’s first year COI is given to reduce the first year premium of the new converted policy.

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Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Additional information about the Individual Edge® (the “Policy”) and the Nassau Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated May 1, 2021, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to our New York Customer Service Office (see glossary for contact information) or by telephone (800) 541-0171.

Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Nassau Life Insurance Company

EDGAR contract identifier number: C000074752

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PART B

Flex Edge

Flex Edge Success®/Joint Edge®

Individual Edge®

Nassau Life Variable Universal Life Account

Issued by: Nassau Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2021

Flexible Premium Fixed and Variable Universal Life Insurance Policies

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2021. You may obtain a copy of each prospectus without charge by contacting Nassau Life Insurance Company (“Nassau”) at the address or telephone number below or by visiting our website at www.nfg.com. Defined terms used in the current prospectuses are incorporated in this SAI.

If you have any questions, please contact us at our New York Customer Service Office:

PO Box 22012, Albany, NY 12201-2012.

For overnight delivery, the address is: 15 Tech Valley Drive, Suite 201, East Greenbush, N.Y. 12061-4142.

The telephone number is 1-800-541-0171.

1

1

Nassau Life Insurance Company

Nassau Life Insurance Company is a stock life insurance company organized under the laws of the State of New York. Nassau Life is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of Nassau Life is located at 15 Tech Valley Drive, East Greenbush, New York 12061. The immediate parent of Nassau Life is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls Nassau Life through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

Nassau Life is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau Life, which at the time was named Phoenix Life Insurance Company, was acquired by the Nassau Group in 2016. In connection with that acquisition, Phoenix Life Insurance Company was renamed Nassau Life Insurance Company in 2018.

The Separate Account

Phoenix established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is now named the Nassau Life Variable Universal Life Account. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) under which it meets the definition of a “separate account.”

All income, gains or losses of the Separate Account will be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Nassau Life. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the policies are obligations of Nassau Life. Nassau Life serves as custodian of the assets of the Separate Account.

The Separate Account is divided into investment options, each of which is available for allocation of policy value. Each investment option will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. The policy owner bears the full investment risk for all monies invested in the Separate Account.

Reinvestment and Redemption

All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. Nassau Life redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

Substitution of Investments

We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the

1

SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.

Determination of Investment Option Values

We establish the unit value of each investment option on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the previous valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.

The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

(A) + (B)	– (D) where:
(C)

(A)	=	the value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B)	=	the amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the “ex-dividend” date for shares of the fund occurs during the current valuation period.

(C)	=	the value of the assets in the investment option as of the prior valuation date, including accrued investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D)	=	the sum of the following daily charges multiplied by the number of days in the current valuation period:

1. the mortality and expense risk charge; and

2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

Services

Administrative, Marketing and Support Services

Nassau Life and/or the principal underwriter for the policies have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds for providing certain administrative, marketing, or other support services to the underlying funds.

These payments reflect in part service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that Nassau Life and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other policies offered by Nassau Life. Aggregate fees relating to the different underlying funds vary and may be as much as 0.40% of the average net assets of an underlying fund attributable to the policies.

2

Other Service Providers

Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

Under a Checking and Financial Recordkeeping Services Agreement between BNY Mellon and the Company, BNY Mellon provides certain additional services related to the Separate Account, including receiving and inputting mail from policy owners into an automated work distributor system used to facilitate the processing of financial transactions under the policies, depositing checks for premium payments and for loan repayments received in good order into bank accounts maintained by the Company on behalf of the Separate Accounts, and forwarding policy owner net purchase and redemption orders to mutual funds that are available under the Contracts.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, deposit account and transaction based fees, license and service fees for certain software used in providing the services and other fees by service type or classification. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account, other separate accounts of the Company, and investment options of insurance company affiliates of the Company.

Year Ended December 31,	Fee Paid

2018	$67,059.51

2019	$62,770.30

2020	$62,925.95

Information Sharing Agreements

Nassau Life has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by Nassau Life or the underlying funds in accordance with their established policies.

Underwriter

1851 Securities, Inc. (“1851”) is the principal underwriter for the policies pursuant to an underwriting agreement dated January 1, 2012. 1851 is under common control with Nassau. 1851 is contracted as underwriter, to offer these policies on a continuous basis. 1851 is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by Nassau. 1851’s principal business address is One American Row, Hartford, CT 06102-5056. During 2020, 2019, and 2018, the aggregate amount of commissions paid to 1851 Securities was $706,910, $738,916, and $975,938, respectively with respect to the policies described in this registration statement.

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Additional Information about Charges

Reduction in Charges

Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that factors below will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

•	the number of insureds,

•	total premiums expected to be paid,

•	total assets under management for the policyowner,

•	the nature of the relationship among individual insureds,

•	the purpose for which the policies are being purchased,

•

where there is a preexisting relationship with us, such as being an employee of Nassau or its affiliates and their spouses; or employees or agents who retire from Nassau or its affiliates or 1851, or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom 1851 has selling agreements,

•	internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and

•	other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

Safekeeping of the Separate Account’s Assets

We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.

State Regulation

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York State Superintendent of Financial Services. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of Nassau Life includes certain limitations on investments we may make, including investments for the Separate Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Separate Account’s investment policies.

Reports

We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

4

RELEVANCE OF FINANCIAL STATEMENTS

The financial statements of Nassau Life Insurance Company as contained herein should be considered only as bearing upon Nassau Life Insurance Company’s ability to meet its obligations to owners of the policies, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Guaranteed Interest Accounts, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The following financial statements are included in this SAI:

- Audited financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2020.

- Audited financial statements of the Nassau Life Variable Universal Life Account (“Separate Account”) as of December 31, 2020 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended.

The above-referenced financial statements of NNY have been included as part of the SAI in reliance upon the report of KPMG LLP, an independent auditor, and upon the authority of said firm as experts in accounting and auditing. The above-referenced financial statements of the Subaccounts of the Separate Account have been included as part of the SAI in reliance upon the report of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

The KPMG LLP report on the aforementioned financial statements of NNY contains an emphasis of matter paragraph that states that the financial statements give retroactive effect to the merger of Foresters Life Insurance and Annuity Company into NNY on July 8, 2020 in a transaction accounted for as a statutory merger.

5

ANNUAL REPORT
NASSAU LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT
December 31, 2020

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
	Alger Capital Appreciation Portfolio – Class I-2 Shares		AMT Sustainable Equity Portfolio - Class S		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		DWS Equity 500 Index VIP – Class A
Assets:
Investments at fair value	$ 10,041,639		$ 3,794,895		$ 3,254,649		$ 31,266,479
Total assets	$ 10,041,639		$ 3,794,895		$ 3,254,649		$ 31,266,479
Total net assets	$ 10,041,639		$ 3,794,895		$ 3,254,649		$ 31,266,479
Units outstanding	2,181,621		2,928,048		1,008,644		7,164,066
Investment shares held	100,467		123,291		26,994		1,252,162
Investments at cost	$ 6,804,698		$ 3,242,242		$ 2,244,660		$ 21,855,981
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 6.92	73,504	$ 1.31	15,596	$ 3.46	3,953	$ 4.86	81,335
Estate Edge® Unit value (years 1-15)	$ -	-	$ 1.29	148,797	$ -	-	$ 4.17	24,226
Unit value (years 16+)	$ 4.47	755,724	$ 1.30	228,866	$ 3.29	234,282	$ 4.40	2,712,951
Executive Benefit VUL	$ -	-	$ -	-	$ -	-	$ 4.86	185,132
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 4.36	360,695	$ 1.29	2,015,242	$ 3.12	382,832	$ 4.17	1,734,561
Unit value (years 16+)	$ 4.60	979,186	$ 1.30	395,484	$ 3.29	381,251	$ 4.40	2,169,020
Phoenix Benefit Choice VULSM	$ -	-	$ 1.31	13,514	$ 3.46	3,939	$ 3.28	10,287
Phoenix Joint Edge® VUL	$ -	-	$ 1.31	17,449	$ -	-	$ -	-
The Phoenix Edge®	$ -	-	$ -	-	$ 3.24	2,387	$ 4.42	133,929
The Phoenix Edge® – SPVL	$ 6.65	12,512	$ 1.31	93,100	$ -	-	$ 4.86	112,625
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	DWS Small Cap Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II		Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
Assets:
Investments at fair value	$ 1,513,349		$ 15,144,591		$ 21,129,047		$ 4,527,464
Total assets	$ 1,513,349		$ 15,144,591		$ 21,129,047		$ 4,527,464
Total net assets	$ 1,513,349		$ 15,144,591		$ 21,129,047		$ 4,527,464
Units outstanding	480,030		7,336,025		21,323,103		1,411,534
Investment shares held	87,024		1,357,042		21,129,043		706,312
Investments at cost	$ 1,192,975		$ 15,011,429		$ 21,129,617		$ 4,947,112
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 3.35	15,339	$ 2.15	135,273	$ 1.03	140,184	$ 3.86	61,979
Estate Edge® Unit value (years 1-15)	$ -	-	$ -	-	$ 0.95	74,161	$ 3.02	11,026
Unit value (years 16+)	$ 3.19	174,920	$ 2.08	1,476,011	$ 1.00	7,616,149	$ 3.19	364,235
Estate Strategies	$ -	-	$ 1.88	11,580	$ 0.99	4,553	$ 3.57	1,254
Executive Benefit VUL	$ -	-	$ 2.03	26,599	$ 1.03	967,541	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 3.02	134,215	$ 1.99	1,832,178	$ 0.95	4,392,677	$ 3.01	311,047
Unit value (years 16+)	$ 3.19	144,264	$ 2.10	3,579,481	$ 1.00	7,674,321	$ 3.18	535,128
Phoenix Benefit Choice VULSM	$ -	-	$ 1.52	21,570	$ 1.03	2,153	$ 2.41	32
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 1.03	7,523	$ 2.47	4,263
The Phoenix Edge®	$ 3.14	2,587	$ 1.86	25,993	$ 0.98	48,518	$ 3.24	10,275
The Phoenix Edge® – SPVL	$ 3.35	8,705	$ 2.08	227,340	$ 1.03	395,323	$ 3.66	112,295
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Fidelity ® VIP Contrafund® Portfolio – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class		Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
Assets:
Investments at fair value	$ 43,897,464		$ 21,118,770		$ 18,337,792		$ 9,765,098
Total assets	$ 43,897,464		$ 21,118,770		$ 18,337,792		$ 9,765,098
Total net assets	$ 43,897,464		$ 21,118,770		$ 18,337,792		$ 9,765,098
Units outstanding	9,060,382		3,721,188		5,224,343		5,373,442
Investment shares held	916,631		272,958		179,045		701,516
Investments at cost	$ 27,240,570		$ 6,736,808		$ 9,829,377		$ 9,078,482
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 6.08	223,265	$ 8.41	34,009	$ 4.43	62,509	$ -	-
Estate Edge® Unit value (years 1-15)	$ 4.53	28,418	$ 5.50	90,124	$ 3.27	42,516	$ 1.70	13,450
Unit value (years 16+)	$ 4.78	2,020,128	$ 5.80	459,136	$ 3.45	1,472,144	$ 1.80	1,251,671
Estate Strategies	$ 5.92	12,315	$ 7.77	4,116	$ 4.79	11,451	$ -	-
Executive Benefit VUL	$ 6.45	179,997	$ -	-	$ -	-	$ 1.91	1,850,746
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 4.60	2,336,104	$ 5.49	2,130,841	$ 3.35	1,126,086	$ 1.70	1,115,323
Unit value (years 16+)	$ 4.85	4,114,382	$ 5.80	943,835	$ 3.54	2,354,772	$ 1.80	1,033,931
Phoenix Benefit Choice VULSM	$ 3.27	22,397	$ 5.98	5,166	$ 4.15	1,914	$ 1.84	12,223
Phoenix Joint Edge® VUL	$ 3.78	4,318	$ 7.09	4,334	$ -	-	$ 1.84	5,108
The Phoenix Edge®	$ 5.48	56,481	$ 6.82	10,404	$ 4.17	30,483	$ -	-
The Phoenix Edge® – SPVL	$ 6.41	62,577	$ 8.41	39,223	$ 4.46	122,468	$ 1.91	90,990
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2		Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market		Guggenheim VT Long Short Equity Fund
Assets:
Investments at fair value	$ 3,777,174		$ 12,376,831		$ 911,784		$ 141,605
Total assets	$ 3,777,174		$ 12,376,831		$ 911,784		$ 141,605
Total net assets	$ 3,777,174		$ 12,376,831		$ 911,784		$ 141,605
Units outstanding	1,835,766		3,779,770		912,898		70,377
Investment shares held	251,142		746,042		911,784		9,834
Investments at cost	$ 3,868,726		$ 13,507,383		$ 911,784		$ 130,391
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.23	11,837	$ 2.87	277,234	$ -	-	$ -	-
Estate Edge® Unit value (years 1-15)	$ 1.98	572	$ 3.24	21,179	$ -	-	$ -	-
Unit value (years 16+)	$ 2.09	398,853	$ 3.42	917,388	$ -	-	$ 2.04	2,493
Executive Benefit VUL	$ -	-	$ 2.87	71,813	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.98	645,625	$ 3.20	956,164	$ -	-	$ 1.94	21,482
Unit value (years 16+)	$ 2.09	701,032	$ 3.38	1,391,400	$ -	-	$ 2.04	45,770
ICAP+	$ -	-	$ -	-	$ 1.00	857,416	$ -	-
Phoenix Benefit Choice VULSM	$ 1.94	1,132	$ 1.73	2,164	$ -	-	$ -	-
Phoenix Joint Edge® VUL	$ 2.06	21,490	$ 2.03	18,619	$ -	-	$ -	-
The Phoenix Edge®	$ 2.07	24,092	$ 3.07	12,371	$ -	-	$ -	-
The Phoenix Edge® – SPVL	$ 2.23	31,133	$ 2.96	111,438	$ -	-	$ 2.23	632
RSVP Variable Life	$ -	-	$ -	-	$ 1.00	55,482	$ -	-
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Invesco Oppenheimer V.I. Capital Appreciation Fund		Invesco Oppenheimer V.I. Global Fund		Invesco Oppenheimer V.I. Main Street Small Cap Fund®		Invesco V.I. American Franchise Fund – Series I Shares
Assets:
Investments at fair value	$ 1,163,970		$ 2,521,347		$ 4,280,422		$ 9,601,927
Total assets	$ 1,163,970		$ 2,521,347		$ 4,280,422		$ 9,601,927
Total net assets	$ 1,163,970		$ 2,521,347		$ 4,280,422		$ 9,601,927
Units outstanding	339,354		845,012		1,476,001		2,582,509
Investment shares held	16,958		49,092		159,064		107,766
Investments at cost	$ 908,196		$ 1,855,191		$ 3,212,272		$ 5,761,043
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 3.70	268	$ 3.21	66,078	$ 3.18	2,317	$ 3.84	74,754
Estate Edge® Unit value (years 1-15)	$ 3.29	676	$ -	-	$ 2.82	49,021	$ 3.58	36,761
Unit value (years 16+)	$ 3.47	90,022	$ 3.01	220,323	$ 2.98	281,902	$ 3.76	491,061
Estate Strategies	$ -	-	$ -	-	$ -	-	$ 3.71	8,680
Executive Benefit VUL	$ -	-	$ -	-	$ -	-	$ 3.84	250,628
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 3.29	111,708	$ 2.85	231,262	$ 2.82	770,623	$ 3.58	697,808
Unit value (years 16+)	$ 3.47	109,974	$ 3.01	327,349	$ 2.98	327,808	$ 3.76	983,521
Phoenix Benefit Choice VULSM	$ -	-	$ -	-	$ 3.19	5,436	$ 3.84	793
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 3.56	2,971	$ -	-
The Phoenix Edge®	$ -	-	$ -	-	$ 2.95	3,131	$ -	-
The Phoenix Edge® – SPVL	$ 3.70	26,706	$ -	-	$ 3.18	32,792	$ 3.84	38,503
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares		Invesco V.I. Mid Cap Core Equity Fund – Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Assets:
Investments at fair value	$ 1,294,613		$ 2,426,437		$ 1,952,493		$ 820,742
Total assets	$ 1,294,613		$ 2,426,437		$ 1,952,493		$ 820,742
Total net assets	$ 1,294,613		$ 2,426,437		$ 1,952,493		$ 820,742
Units outstanding	474,972		989,261		703,940		267,985
Investment shares held	42,544		136,164		184,720		50,445
Investments at cost	$ 1,370,752		$ 2,317,752		$ 2,325,883		$ 958,608
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.90	49,911	$ 2.63	25,938	$ 3.01	17,352	$ -	-
Estate Edge® Unit value (years 1-15)	$ -	-	$ 2.34	536	$ -	-	$ -	-
Unit value (years 16+)	$ 2.71	85,757	$ 2.47	466,532	$ 2.79	272,080	$ 3.09	134,951
Estate Strategies	$ -	-	$ -	-	$ 2.82	2,790	$ 3.12	1,544
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 2.57	36,187	$ 2.34	146,591	$ 2.64	115,743	$ 2.93	58,070
Unit value (years 16+)	$ 2.71	296,416	$ 2.47	336,105	$ 2.79	282,280	$ 3.09	67,634
The Phoenix Edge®	$ -	-	$ 2.44	9,731	$ -	-	$ -	-
The Phoenix Edge® – SPVL	$ 2.90	6,701	$ 2.63	3,828	$ 3.01	13,695	$ 3.32	5,786
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Assets:
Investments at fair value	$ 3,134,688		$ 13,204,748		$ 3,991,216		$ 2,970,737
Total assets	$ 3,134,688		$ 13,204,748		$ 3,991,216		$ 2,970,737
Total net assets	$ 3,134,688		$ 13,204,748		$ 3,991,216		$ 2,970,737
Units outstanding	1,219,486		5,505,856		1,788,270		1,412,559
Investment shares held	250,976		377,926		165,679		228,870
Investments at cost	$ 3,013,395		$ 11,766,976		$ 3,737,803		$ 2,427,525
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.78	93,220	$ 2.62	155,413	$ 2.42	72,841	$ 2.21	119,952
Estate Edge® Unit value (years 1-15)	$ -	-	$ 2.31	90,816	$ -	-	$ -	-
Unit value (years 16+)	$ 2.58	318,535	$ 2.43	1,349,703	$ 2.25	636,329	$ 2.15	278,016
Estate Strategies	$ 2.61	9,953	$ 2.46	8,893	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 2.45	261,649	$ 2.31	1,715,286	$ 2.14	464,306	$ 2.04	689,271
Unit value (years 16+)	$ 2.58	515,067	$ 2.43	2,060,245	$ 2.25	593,422	$ 2.15	316,440
Phoenix Benefit Choice VULSM	$ 2.33	9,549	$ 2.05	18,496	$ 1.98	1,512	$ -	-
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 2.34	2,484	$ -	-
The Phoenix Edge®	$ -	-	$ 2.42	5,819	$ 2.24	5,913	$ -	-
The Phoenix Edge® – SPVL	$ 2.78	11,513	$ 2.62	101,185	$ 2.42	11,463	$ 2.21	8,880
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Morningstar Balanced ETF Asset Allocation Portfolio – Class II		Morningstar Growth ETF Asset Allocation Portfolio – Class II		Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II		Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
Assets:
Investments at fair value	$ 9,123,754		$ 7,892,357		$ 1,795,433		$ 1,141,290
Total assets	$ 9,123,754		$ 7,892,357		$ 1,795,433		$ 1,141,290
Total net assets	$ 9,123,754		$ 7,892,357		$ 1,795,433		$ 1,141,290
Units outstanding	5,060,699		3,970,602		1,142,315		537,957
Investment shares held	811,722		688,687		162,925		31,650
Investments at cost	$ 8,622,755		$ 7,163,151		$ 1,775,722		$ 812,948
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ -	-	$ 2.10	158,846	$ 1.65	32,660	$ -	-
Estate Edge® Unit value (years 1-15)	$ -	-	$ 1.93	205,001	$ 1.52	106,757	$ -	-
Unit value (years 16+)	$ 1.83	2,167,632	$ 2.04	804,455	$ 1.61	194,461	$ 2.15	81,460
Estate Strategies	$ -	-	$ -	-	$ -	-	$ 2.13	17,651
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.74	1,610,835	$ 1.93	1,882,976	$ 1.52	382,980	$ 2.09	253,953
Unit value (years 16+)	$ 1.83	1,239,331	$ 2.04	906,603	$ 1.61	401,623	$ 2.15	165,112
Phoenix Benefit Choice VULSM	$ -	-	$ -	-	$ -	-	$ 2.18	1,823
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ -	-	$ 2.18	2,769
The Phoenix Edge®	$ -	-	$ -	-	$ -	-	$ 2.12	10,785
The Phoenix Edge® – SPVL	$ 1.89	42,901	$ 2.10	12,721	$ 1.65	23,834	$ 2.18	4,404
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class		Rydex VT Inverse Government Long Bond Strategy Fund
Assets:
Investments at fair value	$ 1,868,211		$ 1,623,245		$ 5,877,677		$ 17,211
Total assets	$ 1,868,211		$ 1,623,245		$ 5,877,677		$ 17,211
Total net assets	$ 1,868,211		$ 1,623,245		$ 5,877,677		$ 17,211
Units outstanding	3,102,324		918,411		2,979,162		79,515
Investment shares held	304,765		116,612		507,132		257
Investments at cost	$ 3,674,832		$ 1,517,365		$ 5,561,583		$ 53,448
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 0.66	26,260	$ -	-	$ 2.12	10,266	$ 0.24	15,763
Estate Edge® Unit value (years 1-15)	$ 0.59	77,922	$ 1.69	1,471	$ -	-	$ -	-
Unit value (years 16+)	$ 0.62	592,834	$ 1.78	330,427	$ 1.99	1,126,592	$ 0.22	13,574
Executive Benefit VUL	$ -	-	$ -	-	$ 2.12	26,498	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 0.59	1,844,911	$ 1.69	150,403	$ 1.89	611,732	$ 0.20	23,282
Unit value (years 16+)	$ 0.62	501,098	$ 1.78	391,349	$ 1.99	1,169,587	$ 0.22	26,896
Phoenix Benefit Choice VULSM	$ 0.58	16,799	$ 1.70	11,958	$ 1.90	4,762	$ -	-
Phoenix Joint Edge® VUL	$ 0.47	15,834	$ -	-	$ -	-	$ -	-
The Phoenix Edge® – SPVL	$ 0.66	26,666	$ 1.90	32,803	$ 2.12	29,725	$ -	-
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Rydex VT Nova Fund		SA AB Growth Portfolio		SA Wellington Capital Appreciation Portfolio – Class 1		SA Wellington Government and Quality Bond Portfolio – Class 1
Assets:
Investments at fair value	$ 215,045		$ 3,192,773		$ 5,952,012		$ 244,827
Total assets	$ 215,045		$ 3,192,773		$ 5,952,012		$ 244,827
Total net assets	$ 215,045		$ 3,192,773		$ 5,952,012		$ 244,827
Units outstanding	37,217		1,948,757		8,641		3,407
Investment shares held	1,486		51,084		91,852		15,178
Investments at cost	$ 78,538		$ 2,317,284		$ 3,388,606		$ 218,302
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 5.70	28,782	$ -	-	$ -	-	$ -	-
Unit value (years 16+)	$ 6.02	8,435	$ -	-	$ -	-	$ -	-
ICAP+	$ -	-	$ 1.64	1,838,956	$ 687.73	8,352	$ 71.87	3,407
RSVP Variable Life	$ -	-	$ 1.63	109,801	$ 720.50	289	$ -	-
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	SA Wellington Multi-Asset Income Portfolio – Class 1		Templeton Developing Markets VIP Fund – Class 2		Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2
Assets:
Investments at fair value	$ 1,253,861		$ 4,342,348		$ 7,016,888		$ 6,777,989
Total assets	$ 1,253,861		$ 4,342,348		$ 7,016,888		$ 6,777,989
Total net assets	$ 1,253,861		$ 4,342,348		$ 7,016,888		$ 6,777,989
Units outstanding	11,435		893,906		3,548,456		2,348,719
Investment shares held	128,076		373,054		528,380		606,803
Investments at cost	$ 1,185,493		$ 3,521,162		$ 7,519,695		$ 7,646,036
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ -	-	$ 5.15	41,149	$ 1.96	117,675	$ 2.47	61,496
Estate Edge® Unit value (years 1-15)	$ -	-	$ -	-	$ 1.82	391	$ 2.88	4,414
Unit value (years 16+)	$ -	-	$ 4.94	291,622	$ 1.92	1,324,885	$ 3.04	420,669
Estate Strategies	$ -	-	$ -	-	$ 1.89	8,172	$ 2.28	5,748
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ -	-	$ 4.68	210,066	$ 1.95	689,342	$ 2.82	710,388
Unit value (years 16+)	$ -	-	$ 4.94	341,783	$ 2.06	1,351,414	$ 2.98	1,002,035
ICAP+	$ 109.51	10,947	$ -	-	$ -	-	$ -	-
Phoenix Benefit Choice VULSM	$ -	-	$ 1.39	7,440	$ 1.15	15,686	$ 1.47	6,446
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 1.30	8,744	$ 1.74	21,753
The Phoenix Edge®	$ -	-	$ 4.81	1,570	$ -	-	$ 2.24	5,308
The Phoenix Edge® – SPVL	$ -	-	$ 5.15	276	$ 1.96	32,147	$ 2.45	110,462
RSVP Variable Life	$ 112.81	488	$ -	-	$ -	-	$ -	-
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	TVST Touchstone Balanced Fund		TVST Touchstone Bond Fund		TVST Touchstone Common Stock Fund		TVST Touchstone Small Company Fund
Assets:
Investments at fair value	$ 1,904,612		$ 1,519,068		$ 7,565,211		$ 3,279,706
Total assets	$ 1,904,612		$ 1,519,068		$ 7,565,211		$ 3,279,706
Total net assets	$ 1,904,612		$ 1,519,068		$ 7,565,211		$ 3,279,706
Units outstanding	768,616		902,843		2,382,956		1,058,183
Investment shares held	140,148		140,524		687,122		208,765
Investments at cost	$ 1,718,200		$ 1,422,075		$ 7,691,483		$ 2,867,440
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ -	-	$ -	-	$ 3.44	66,012	$ 3.32	52,076
Estate Edge® Unit value (years 1-15)	$ -	-	$ 1.65	17,445	$ 3.09	41,919	$ 2.99	9,602
Unit value (years 16+)	$ 2.51	321,603	$ 1.74	76,375	$ 3.26	419,698	$ 3.15	255,795
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 2.38	193,799	$ 1.65	549,268	$ 3.09	1,344,062	$ 2.99	412,150
Unit value (years 16+)	$ 2.51	253,214	$ 1.74	219,584	$ 3.26	435,725	$ 3.15	300,577
Phoenix Benefit Choice VULSM	$ -	-	$ 1.80	16,862	$ 3.40	13,267	$ 3.30	1,871
Phoenix Joint Edge® VUL	$ -	-	$ 1.78	5,053	$ 3.63	12,380	$ 3.65	1,930
The Phoenix Edge® – SPVL	$ -	-	$ 1.83	18,256	$ 3.44	49,893	$ 3.32	24,182
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares		Virtus KAR Capital Growth Series – Class A Shares		Virtus KAR Enhanced Core Equity Series – Class A Shares		Virtus KAR Small-Cap Growth Series – Class A Shares
Assets:
Investments at fair value	$ 17,524,387		$ 174,302,032		$ 48,963,776		$ 65,361,060
Total assets	$ 17,524,387		$ 174,302,032		$ 48,963,776		$ 65,361,060
Total net assets	$ 17,524,387		$ 174,302,032		$ 48,963,776		$ 65,361,060
Units outstanding	1,728,980		11,700,297		14,172,436		4,895,457
Investment shares held	989,519		3,563,001		4,242,961		1,628,327
Investments at cost	$ 22,179,366		$ 69,121,476		$ 57,496,125		$ 36,457,177
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 7.46	83,817	$ 4.13	160,016	$ 3.19	392,875	$ 14.81	123,941
Estate Edge® Unit value (years 1-15)	$ 10.16	16,709	$ -	-	$ 3.21	5,108	$ 12.78	16,217
Unit value (years 16+)	$ 10.72	439,890	$ 15.76	1,173,580	$ 3.38	4,122,621	$ 13.48	1,233,352
Estate Strategies	$ -	-	$ 3.82	8,239	$ 2.95	9,038	$ 13.76	5,909
Executive Benefit VUL	$ 6.97	30,842	$ -	-	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 10.16	530,422	$ 14.95	6,185,227	$ 3.36	2,400,219	$ 12.78	1,104,541
Unit value (years 16+)	$ 10.72	560,258	$ 15.77	3,811,986	$ 3.54	7,027,726	$ 13.48	2,358,611
Phoenix Benefit Choice VULSM	$ 2.29	18,386	$ 4.04	5,596	$ -	-	$ 5.83	10,312
Phoenix Joint Edge® VUL	$ 2.48	5,743	$ -	-	$ 2.70	6,153	$ -	-
The Phoenix Edge®	$ 10.95	9,892	$ 16.53	110,782	$ 3.32	23,153	$ -	-
The Phoenix Edge® – SPVL	$ 7.36	33,021	$ 2.82	244,871	$ 3.52	185,543	$ 14.81	42,574
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Virtus KAR Small-Cap Value Series – Class A Shares		Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares		Virtus SGA International Growth Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares
Assets:
Investments at fair value	$ 30,944,114		$ 26,021,535		$ 36,568,341		$ 42,771,467
Total assets	$ 30,944,114		$ 26,021,535		$ 36,568,341		$ 42,771,467
Total net assets	$ 30,944,114		$ 26,021,535		$ 36,568,341		$ 42,771,467
Units outstanding	4,966,527		3,804,617		7,041,485		3,498,490
Investment shares held	1,632,073		2,719,074		2,527,183		2,401,542
Investments at cost	$ 24,997,619		$ 25,622,287		$ 37,339,063		$ 33,546,279
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 6.24	185,972	$ 3.34	314,017	$ 2.57	212,289	$ 3.94	26,826
Estate Edge® Unit value (years 1-15)	$ 5.70	46,233	$ 7.08	4,063	$ 5.23	47,823	$ 12.26	1,522
Unit value (years 16+)	$ 6.01	1,286,507	$ 7.48	1,166,230	$ 5.52	1,095,491	$ 12.93	584,247
Estate Strategies	$ 5.68	1,032	$ 3.09	8,350	$ 2.79	5,119	$ -	-
Executive Benefit VUL	$ 6.15	22,515	$ -	-	$ -	-	$ 3.94	54,831
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 6.17	1,491,505	$ 7.08	1,051,479	$ 5.23	3,346,283	$ 12.26	1,942,895
Unit value (years 16+)	$ 6.51	1,795,085	$ 7.47	1,011,040	$ 5.51	2,112,538	$ 12.93	762,679
Phoenix Benefit Choice VULSM	$ 2.88	22,797	$ 2.14	10,152	$ 1.41	47,202	$ 2.81	14,205
Phoenix Joint Edge® VUL	$ 3.26	3,400	$ 2.18	12,989	$ 1.52	19,531	$ -	-
The Phoenix Edge®	$ 5.57	4,464	$ 8.47	72,276	$ 5.74	29,551	$ 13.65	74,204
The Phoenix Edge® – SPVL	$ 6.15	107,017	$ 3.48	154,021	$ 2.47	125,658	$ 3.91	37,081
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Wanger International		Wanger Select		Wanger USA
Assets:
Investments at fair value	$ 25,603,866		$ 10,845,229		$ 49,490,516
Total assets	$ 25,603,866		$ 10,845,229		$ 49,490,516
Total net assets	$ 25,603,866		$ 10,845,229		$ 49,490,516
Units outstanding	3,157,445		1,375,119		4,691,409
Investment shares held	913,445		531,108		2,009,359
Investments at cost	$ 24,339,120		$ 10,925,805		$ 53,693,136
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 4.83	57,382	$ 6.79	120,379	$ 7.85	74,295
Estate Edge® Unit value (years 1-15)	$ 8.02	8,225	$ 6.92	32,521	$ -	-
Unit value (years 16+)	$ 8.47	511,309	$ 7.30	275,959	$ 10.79	801,995
Estate Strategies	$ 5.08	957	$ 6.28	11,701	$ 6.25	807
Executive Benefit VUL	$ 5.50	47,205	$ 7.06	225,795	$ 6.75	39,335
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 8.03	1,089,730	$ 8.71	241,721	$ 10.24	1,173,536
Unit value (years 16+)	$ 8.47	1,339,630	$ 9.19	366,538	$ 10.80	2,435,889
Phoenix Benefit Choice VULSM	$ 1.95	11,578	$ -	-	$ 3.77	1,797
Phoenix Joint Edge® VUL	$ 2.33	3,103	$ 3.38	1,776	$ -	-
The Phoenix Edge®	$ 8.62	28,031	$ 6.16	48,777	$ 10.83	118,780
The Phoenix Edge® – SPVL	$ 5.00	60,295	$ 6.80	49,952	$ 7.81	44,975
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
	Alger Capital Appreciation Portfolio – Class I-2 Shares	AMT Sustainable Equity Portfolio - Class S	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A
Income:
Dividends	$ -	$ 12,237	$ 36,566	$ 455,167
Expenses:
Mortality and expense fees	27,971	20,519	12,739	103,622
Administrative fees	-	-	-	-
Net investment income (loss)	(27,971)	(8,282)	23,827	351,545
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	151,307	(10,620)	98,577	884,465
Realized gain distributions	1,279,269	134,622	107,309	1,596,924
Realized gain (loss)	1,430,576	124,002	205,886	2,481,389
Change in unrealized appreciation (depreciation) during the year	1,608,975	446,337	155,749	1,897,524
Net increase (decrease) in net assets from operations	$ 3,011,580	$ 562,057	$ 385,462	$ 4,730,458

	DWS Small Cap Index VIP – Class A	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II – Primary Shares
Income:
Dividends	$ 13,198	$ 379,470	$ 40,953	$ 270,989
Expenses:
Mortality and expense fees	4,578	58,583	73,664	15,238
Administrative fees	-	-	-	-
Net investment income (loss)	8,620	320,887	(32,711)	255,751
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	44,095	(2,593)	-	(12,514)
Realized gain distributions	122,131	-	-	-
Realized gain (loss)	166,226	(2,593)	-	(12,514)
Change in unrealized appreciation (depreciation) during the year	100,840	388,208	-	(56,828)
Net increase (decrease) in net assets from operations	$ 275,686	$ 706,502	$ (32,711)	$ 186,409

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Fidelity ® VIP Contrafund® Portfolio – Service Class	Fidelity ® VIP Growth Opportunities Portfolio – Service Class	Fidelity ® VIP Growth Portfolio – Service Class	Fidelity ® VIP Investment Grade Bond Portfolio –Service Class
Income:
Dividends	$ 57,871	$ 1,117	$ 9,039	$ 200,061
Expenses:
Mortality and expense fees	145,395	93,561	55,072	23,786
Administrative fees	-	-	-	-
Net investment income (loss)	(87,524)	(92,444)	(46,033)	176,275
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,123,998	1,126,028	628,303	17,168
Realized gain distributions	201,015	919,828	1,405,767	3,299
Realized gain (loss)	1,325,013	2,045,856	2,034,070	20,467
Change in unrealized appreciation (depreciation) during the year	9,167,045	6,874,536	3,783,956	567,877
Net increase (decrease) in net assets from operations	$ 10,404,534	$ 8,827,948	$ 5,771,993	$ 764,619

	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2	Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market	Guggenheim VT Long Short Equity Fund
Income:
Dividends	$ 211,686	$ 318,681	$ 2,656	$ 1,114
Expenses:
Mortality and expense fees	15,975	41,311	2,287	539
Administrative fees	-	-	1,585	-
Net investment income (loss)	195,711	277,370	(1,216)	575
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(36,544)	(79,388)	-	1,427
Realized gain distributions	2,998	443,053	-	-
Realized gain (loss)	(33,546)	363,665	-	1,427
Change in unrealized appreciation (depreciation) during the year	(190,057)	(1,488,357)	-	3,867
Net increase (decrease) in net assets from operations	$ (27,892)	$ (847,322)	$ (1,216)	$ 5,869

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Invesco V.I. American Franchise Fund – Series I Shares
Income:
Dividends	$ -	$ 9,384	$ 12,790	$ 5,681
Expenses:
Mortality and expense fees	4,003	8,160	18,432	30,227
Administrative fees	-	-	-	-
Net investment income (loss)	(4,003)	1,224	(5,642)	(24,546)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	59,795	48,533	15,762	360,024
Realized gain distributions	152,410	77,823	51,004	592,744
Realized gain (loss)	212,205	126,356	66,766	952,768
Change in unrealized appreciation (depreciation) during the year	99,429	422,798	641,407	1,965,253
Net increase (decrease) in net assets from operations	$ 307,631	$ 550,378	$ 702,531	$ 2,893,475

	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Equity and Income Fund – Series II Shares	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Income:
Dividends	$ 15,630	$ 48,575	$ 12,381	$ 1,288
Expenses:
Mortality and expense fees	3,178	7,337	6,630	2,763
Administrative fees	-	-	-	-
Net investment income (loss)	12,452	41,238	5,751	(1,475)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	37,278	(32,483)	(71,578)	(77,424)
Realized gain distributions	269,624	100,418	350,494	49,247
Realized gain (loss)	306,902	67,935	278,916	(28,177)
Change in unrealized appreciation (depreciation) during the year	(163,396)	64,443	(156,978)	70,168
Net increase (decrease) in net assets from operations	$ 155,958	$ 173,616	$ 127,689	$ 40,516

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Income:
Dividends	$ 113,938	$ 205,361	$ 39,130	$ 48,133
Expenses:
Mortality and expense fees	10,572	49,870	14,447	13,266
Administrative fees	-	-	-	-
Net investment income (loss)	103,366	155,491	24,683	34,867
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(14,318)	(10,747)	(8,862)	(13,903)
Realized gain distributions	-	-	-	53,403
Realized gain (loss)	(14,318)	(10,747)	(8,862)	39,500
Change in unrealized appreciation (depreciation) during the year	103,385	69,053	(54,145)	164,674
Net increase (decrease) in net assets from operations	$ 192,433	$ 213,797	$ (38,324)	$ 239,041

	Morningstar Balanced ETF Asset Allocation Portfolio – Class II	Morningstar Growth ETF Asset Allocation Portfolio – Class II	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
Income:
Dividends	$ 170,615	$ 144,335	$ 39,192	$ -
Expenses:
Mortality and expense fees	35,455	35,911	9,246	4,268
Administrative fees	-	-	-	-
Net investment income (loss)	135,160	108,424	29,946	(4,268)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(174,626)	(11,118)	4,113	12,173
Realized gain distributions	109,230	206,487	22,005	49,103
Realized gain (loss)	(65,396)	195,369	26,118	61,276
Change in unrealized appreciation (depreciation) during the year	515,214	340,055	85,275	252,834
Net increase (decrease) in net assets from operations	$ 584,978	$ 643,848	$ 141,339	$ 309,842

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund
Income:
Dividends	$ 96,409	$ 20,821	$ 127,020	$ 49
Expenses:
Mortality and expense fees	9,025	5,314	22,022	58
Administrative fees	-	-	-	-
Net investment income (loss)	87,384	15,507	104,998	(9)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(28,851)	11,055	73,809	(67)
Realized gain distributions	-	-	72,087	-
Realized gain (loss)	(28,851)	11,055	145,896	(67)
Change in unrealized appreciation (depreciation) during the year	(33,250)	137,898	245,568	(4,302)
Net increase (decrease) in net assets from operations	$ 25,283	$ 164,460	$ 496,462	$ (4,378)

	Rydex VT Nova Fund	SA AB Growth Portfolio	SA Wellington Capital Appreciation Portfolio – Class 1	SA Wellington Government and Quality Bond Portfolio – Class 1
Income:
Dividends	$ 1,560	$ -	$ -	$ 7,463
Expenses:
Mortality and expense fees	1,195	7,832	12,624	741
Administrative fees	-	5,545	9,338	593
Net investment income (loss)	365	(13,377)	(21,962)	6,129
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,522	199,782	229,091	(1,025)
Realized gain distributions	18,296	256,735	522,394	436
Realized gain (loss)	19,818	456,517	751,485	(589)
Change in unrealized appreciation (depreciation) during the year	8,004	450,810	1,766,504	10,447
Net increase (decrease) in net assets from operations	$ 28,187	$ 893,950	$ 2,496,027	$ 15,987

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	SA Wellington Multi-Asset Income Portfolio Portfolio – Class 1	Templeton Developing Markets VIP Fund – Class 2	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2
Income:
Dividends	$ 12,165	$ 161,404	$ 215,934	$ 187,502
Expenses:
Mortality and expense fees	2,976	13,921	21,914	24,525
Administrative fees	2,144	-	-	-
Net investment income (loss)	7,045	147,483	194,020	162,977
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,162	68,236	(134,531)	2,304
Realized gain distributions	14,516	101,292	-	-
Realized gain (loss)	15,678	169,528	(134,531)	2,304
Change in unrealized appreciation (depreciation) during the year	167,690	261,789	(289,078)	115,892
Net increase (decrease) in net assets from operations	$ 190,413	$ 578,800	$ (229,589)	$ 281,173

	TVST Touchstone Balanced Fund	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund
Income:
Dividends	$ 22,655	$ 25,255	$ 40,817	$ 4,159
Expenses:
Mortality and expense fees	5,789	8,406	35,494	11,375
Administrative fees	-	-	-	-
Net investment income (loss)	16,866	16,849	5,323	(7,216)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(8,922)	6,748	68,121	(23,841)
Realized gain distributions	65,088	-	207,546	101,211
Realized gain (loss)	56,166	6,748	275,667	77,370
Change in unrealized appreciation (depreciation) during the year	199,459	104,928	1,141,281	403,381
Net increase (decrease) in net assets from operations	$ 272,491	$ 128,525	$ 1,422,271	$ 473,535

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	Virtus KAR Capital Growth Series – Class A Shares	Virtus KAR Enhanced Core Equity Series – Class A Shares	Virtus KAR Small-Cap Growth Series – Class A Shares
Income:
Dividends	$ 191,353	$ -	$ 747,998	$ -
Expenses:
Mortality and expense fees	69,044	784,847	146,459	192,235
Administrative fees	-	-	-	-
Net investment income (loss)	122,309	(784,847)	601,539	(192,235)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(221,904)	4,260,854	73,602	732,662
Realized gain distributions	326,947	9,348,973	10,878,251	7,465,534
Realized gain (loss)	105,043	13,609,827	10,951,853	8,198,196
Change in unrealized appreciation (depreciation) during the year	(717,180)	47,029,438	(5,425,993)	12,440,697
Net increase (decrease) in net assets from operations	$ (489,828)	$ 59,854,418	$ 6,127,399	$ 20,446,658

	Virtus KAR Small-Cap Value Series – Class A Shares	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	Virtus SGA International Growth Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares
Income:
Dividends	$ 278,154	$ 824,157	$ -	$ 249,488
Expenses:
Mortality and expense fees	104,284	101,685	162,290	204,536
Administrative fees	-	-	-	-
Net investment income (loss)	173,870	722,472	(162,290)	44,952
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	41,924	(65,895)	36,407	193,568
Realized gain distributions	1,910,698	-	464,018	1,203,597
Realized gain (loss)	1,952,622	(65,895)	500,425	1,397,165
Change in unrealized appreciation (depreciation) during the year	4,865,794	790,144	6,563,758	9,323,137
Net increase (decrease) in net assets from operations	$ 6,992,286	$ 1,446,721	$ 6,901,893	$ 10,765,254

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Wanger International	Wanger Select	Wanger USA
Income:
Dividends	$ 433,568	$ 68,395	$ -
Expenses:
Mortality and expense fees	95,102	28,176	155,532
Administrative fees	-	-	-
Net investment income (loss)	338,466	40,219	(155,532)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(19,445)	41,690	93,767
Realized gain distributions	773,816	1,015,072	4,314,504
Realized gain (loss)	754,371	1,056,762	4,408,271
Change in unrealized appreciation (depreciation) during the year	1,901,439	1,141,264	4,956,927
Net increase (decrease) in net assets from operations	$ 2,994,276	$ 2,238,245	$ 9,209,666
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
	Alger Capital Appreciation Portfolio – Class I-2 Shares		AMT Sustainable Equity Portfolio - Class S
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (27,971)	$ (24,207)	$ (8,282)	$ (4,203)
Realized gains (losses)	1,430,576	972,259	124,002	179,880
Unrealized appreciation (depreciation) during the year	1,608,975	1,113,170	446,337	106,317
Net increase (decrease) in net assets from operations	3,011,580	2,061,222	562,057	281,994
Contract transactions:
Payments received from contract owners	224,073	308,202	270,863	151,098
Transfers between Investment Options (including Guaranteed Interest Account), net	(223,100)	(114,163)	(204,170)	3,332,289
Transfers for contract benefits and terminations	(392,158)	(513,040)	(340,986)	(126,835)
Contract maintenance charges	(404,893)	(361,881)	-	(131,415)
Net increase (decrease) in net assets resulting from contract transactions	(796,078)	(680,882)	(274,293)	3,225,137
Total increase (decrease) in net assets	2,215,502	1,380,340	287,764	3,507,131
Net assets at beginning of period	7,826,137	6,445,797	3,507,131	-
Net assets at end of period	$ 10,041,639	$ 7,826,137	$ 3,794,895	$ 3,507,131

	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		DWS Equity 500 Index VIP – Class A
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 23,827	$ 22,726	$ 351,545	$ 560,020
Realized gains (losses)	205,886	238,672	2,481,389	4,017,316
Unrealized appreciation (depreciation) during the year	155,749	419,419	1,897,524	3,573,201
Net increase (decrease) in net assets from operations	385,462	680,817	4,730,458	8,150,537
Contract transactions:
Payments received from contract owners	121,089	122,206	980,076	1,361,359
Transfers between Investment Options (including Guaranteed Interest Account), net	(83,593)	115,913	(72,390)	(7,710,587)
Transfers for contract benefits and terminations	(334,193)	(146,424)	(1,398,855)	(1,086,465)
Contract maintenance charges	(160,287)	(165,131)	(1,275,620)	(1,351,818)
Net increase (decrease) in net assets resulting from contract transactions	(456,984)	(73,436)	(1,766,789)	(8,787,511)
Total increase (decrease) in net assets	(71,522)	607,381	2,963,669	(636,974)
Net assets at beginning of period	3,326,171	2,718,790	28,302,810	28,939,784
Net assets at end of period	$ 3,254,649	$ 3,326,171	$ 31,266,479	$ 28,302,810

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	DWS Small Cap Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 8,620	$ 8,583	$ 320,887	$ 282,132
Realized gains (losses)	166,226	106,841	(2,593)	(30,472)
Unrealized appreciation (depreciation) during the year	100,840	149,879	388,208	512,832
Net increase (decrease) in net assets from operations	275,686	265,303	706,502	764,492
Contract transactions:
Payments received from contract owners	41,464	45,966	1,108,106	1,019,717
Transfers between Investment Options (including Guaranteed Interest Account), net	73,242	(23,903)	1,794,140	570,388
Transfers for contract benefits and terminations	(129,583)	(59,178)	(1,830,782)	(1,020,781)
Contract maintenance charges	(42,206)	(46,087)	(974,491)	(930,203)
Net increase (decrease) in net assets resulting from contract transactions	(57,083)	(83,202)	96,973	(360,879)
Total increase (decrease) in net assets	218,603	182,101	803,475	403,613
Net assets at beginning of period	1,294,746	1,112,645	14,341,116	13,937,503
Net assets at end of period	$ 1,513,349	$ 1,294,746	$ 15,144,591	$ 14,341,116

	Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (32,711)	$ 276,470	$ 255,751	$ 287,532
Realized gains (losses)	-	-	(12,514)	(60,554)
Unrealized appreciation (depreciation) during the year	-	-	(56,828)	436,314
Net increase (decrease) in net assets from operations	(32,711)	276,470	186,409	663,292
Contract transactions:
Payments received from contract owners	2,746,701	2,505,726	272,597	301,187
Transfers between Investment Options (including Guaranteed Interest Account), net	6,465,777	8,126,741	(348,008)	(74,944)
Transfers for contract benefits and terminations	(5,417,360)	(10,449,047)	(277,772)	(564,339)
Contract maintenance charges	(2,779,898)	(2,914,883)	(338,309)	(359,943)
Net increase (decrease) in net assets resulting from contract transactions	1,015,220	(2,731,463)	(691,492)	(698,039)
Total increase (decrease) in net assets	982,509	(2,454,993)	(505,083)	(34,747)
Net assets at beginning of period	20,146,538	22,601,531	5,032,547	5,067,294
Net assets at end of period	$ 21,129,047	$ 20,146,538	$ 4,527,464	$ 5,032,547

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Fidelity ® VIP Contrafund® Portfolio – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (87,524)	$ (11,718)	$ (92,444)	$ (66,405)
Realized gains (losses)	1,325,013	4,704,413	2,045,856	1,183,899
Unrealized appreciation (depreciation) during the year	9,167,045	4,799,310	6,874,536	2,892,262
Net increase (decrease) in net assets from operations	10,404,534	9,492,005	8,827,948	4,009,756
Contract transactions:
Payments received from contract owners	1,315,007	1,429,931	862,749	620,382
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,090,319)	(1,814,678)	(581,419)	706,428
Transfers for contract benefits and terminations	(1,766,412)	(2,763,523)	(1,060,693)	(796,779)
Contract maintenance charges	(1,886,142)	(1,842,773)	(865,596)	(760,712)
Net increase (decrease) in net assets resulting from contract transactions	(3,427,866)	(4,991,043)	(1,644,959)	(230,681)
Total increase (decrease) in net assets	6,976,668	4,500,962	7,182,989	3,779,075
Net assets at beginning of period	36,920,796	32,419,834	13,935,781	10,156,706
Net assets at end of period	$ 43,897,464	$ 36,920,796	$ 21,118,770	$ 13,935,781

	Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (46,033)	$ (28,393)	$ 176,275	$ 201,945
Realized gains (losses)	2,034,070	1,091,660	20,467	32,518
Unrealized appreciation (depreciation) during the year	3,783,956	2,560,179	567,877	554,728
Net increase (decrease) in net assets from operations	5,771,993	3,623,446	764,619	789,191
Contract transactions:
Payments received from contract owners	459,260	480,198	359,615	282,798
Transfers between Investment Options (including Guaranteed Interest Account), net	264,747	(209,508)	996,534	(279,137)
Transfers for contract benefits and terminations	(1,067,825)	(709,779)	(354,774)	(314,759)
Contract maintenance charges	(724,028)	(659,878)	(533,342)	(499,062)
Net increase (decrease) in net assets resulting from contract transactions	(1,067,846)	(1,098,967)	468,033	(810,160)
Total increase (decrease) in net assets	4,704,147	2,524,479	1,232,652	(20,969)
Net assets at beginning of period	13,633,645	11,109,166	8,532,446	8,553,415
Net assets at end of period	$ 18,337,792	$ 13,633,645	$ 9,765,098	$ 8,532,446

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 195,711	$ 203,245	$ 277,370	$ 199,284
Realized gains (losses)	(33,546)	64,319	363,665	1,408,183
Unrealized appreciation (depreciation) during the year	(190,057)	308,858	(1,488,357)	1,089,101
Net increase (decrease) in net assets from operations	(27,892)	576,422	(847,322)	2,696,568
Contract transactions:
Payments received from contract owners	175,378	232,306	674,976	654,278
Transfers between Investment Options (including Guaranteed Interest Account), net	(141,703)	397,406	(153,015)	(284,751)
Transfers for contract benefits and terminations	(258,754)	(366,804)	(627,676)	(1,036,575)
Contract maintenance charges	(247,153)	(268,803)	(684,089)	(766,617)
Net increase (decrease) in net assets resulting from contract transactions	(472,232)	(5,895)	(789,804)	(1,433,665)
Total increase (decrease) in net assets	(500,124)	570,527	(1,637,126)	1,262,903
Net assets at beginning of period	4,277,298	3,706,771	14,013,957	12,751,054
Net assets at end of period	$ 3,777,174	$ 4,277,298	$ 12,376,831	$ 14,013,957

	Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market Fund		Guggenheim VT Long Short Equity Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (1,216)	$ -	$ 575	$ 200
Realized gains (losses)	-	-	1,427	5,474
Unrealized appreciation (depreciation) during the year	-	-	3,867	1,051
Net increase (decrease) in net assets from operations	(1,216)	-	5,869	6,725
Contract transactions:
Payments received from contract owners	2,729	-	11,640	7,654
Transfers between Investment Options (including Guaranteed Interest Account), net	924,070	-	(132)	(6,846)
Transfers for contract benefits and terminations	(13,799)	-	(349)	(11,550)
Contract maintenance charges	-	-	(11,815)	(12,331)
Net increase (decrease) in net assets resulting from contract transactions	913,000	-	(656)	(23,073)
Total increase (decrease) in net assets	911,784	-	5,213	(16,348)
Net assets at beginning of period	-	-	136,392	152,740
Net assets at end of period	$ 911,784	$ -	$ 141,605	$ 136,392

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Invesco Oppenheimer V.I. Capital Appreciation Fund		Invesco Oppenheimer V.I. Global Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (4,003)	$ (3,884)	$ 1,224	$ 5,419
Realized gains (losses)	212,205	130,067	126,356	317,819
Unrealized appreciation (depreciation) during the year	99,429	219,088	422,798	241,228
Net increase (decrease) in net assets from operations	307,631	345,271	550,378	564,466
Contract transactions:
Payments received from contract owners	61,591	86,823	100,882	129,321
Transfers between Investment Options (including Guaranteed Interest Account), net	(241,736)	(23,840)	(215,462)	60,785
Transfers for contract benefits and terminations	(82,295)	(75,616)	(122,998)	(165,764)
Contract maintenance charges	(98,097)	(95,186)	(102,664)	(107,380)
Net increase (decrease) in net assets resulting from contract transactions	(360,537)	(107,819)	(340,242)	(83,038)
Total increase (decrease) in net assets	(52,906)	237,452	210,136	481,428
Net assets at beginning of period	1,216,876	979,424	2,311,209	1,829,781
Net assets at end of period	$ 1,163,970	$ 1,216,876	$ 2,521,345	$ 2,311,209

	Invesco Oppenheimer V.I. Main Street Small Cap Fund®		Invesco V.I. American Franchise Fund – Series I Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (5,642)	$ (18,794)	$ (24,546)	$ (28,868)
Realized gains (losses)	66,766	304,961	952,768	1,141,517
Unrealized appreciation (depreciation) during the year	641,407	475,981	1,965,253	836,671
Net increase (decrease) in net assets from operations	702,531	762,148	2,893,475	1,949,320
Contract transactions:
Payments received from contract owners	266,791	232,904	281,420	273,349
Transfers between Investment Options (including Guaranteed Interest Account), net	26,736	37,108	(96,193)	(81,894)
Transfers for contract benefits and terminations	(121,575)	(202,295)	(281,980)	(242,227)
Contract maintenance charges	(246,826)	(262,290)	(323,355)	(298,261)
Net increase (decrease) in net assets resulting from contract transactions	(74,874)	(194,573)	(420,108)	(349,033)
Total increase (decrease) in net assets	627,657	567,575	2,473,367	1,600,287
Net assets at beginning of period	3,652,765	3,085,190	7,128,560	5,528,273
Net assets at end of period	$ 4,280,422	$ 3,652,765	$ 9,601,927	$ 7,128,560

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 12,452	$ 6,315	$ 41,238	$ 47,608
Realized gains (losses)	306,902	162,206	67,935	186,187
Unrealized appreciation (depreciation) during the year	(163,396)	113,359	64,443	185,920
Net increase (decrease) in net assets from operations	155,958	281,880	173,616	419,715
Contract transactions:
Payments received from contract owners	54,654	58,465	53,575	93,767
Transfers between Investment Options (including Guaranteed Interest Account), net	(83)	(11,527)	(188,355)	325,490
Transfers for contract benefits and terminations	(54,678)	(85,407)	(64,980)	(120,427)
Contract maintenance charges	(65,004)	(66,154)	(151,153)	(172,538)
Net increase (decrease) in net assets resulting from contract transactions	(65,111)	(104,623)	(350,913)	126,292
Total increase (decrease) in net assets	90,847	177,257	(177,297)	546,007
Net assets at beginning of period	1,203,766	1,026,509	2,603,734	2,057,727
Net assets at end of period	$ 1,294,613	$ 1,203,766	$ 2,426,437	$ 2,603,734

	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 5,751	$ 1,476	$ (1,475)	$ (3,711)
Realized gains (losses)	278,916	227,264	(28,177)	(10,519)
Unrealized appreciation (depreciation) during the year	(156,978)	215,736	70,168	227,522
Net increase (decrease) in net assets from operations	127,689	444,476	40,516	213,292
Contract transactions:
Payments received from contract owners	67,905	71,934	41,617	44,439
Transfers between Investment Options (including Guaranteed Interest Account), net	(254,221)	(17,434)	8,345	(609)
Transfers for contract benefits and terminations	(58,568)	(101,520)	(65,833)	(163,332)
Contract maintenance charges	(82,429)	(90,713)	(28,174)	(40,722)
Net increase (decrease) in net assets resulting from contract transactions	(327,313)	(137,733)	(44,045)	(160,224)
Total increase (decrease) in net assets	(199,624)	306,743	(3,529)	53,068
Net assets at beginning of period	2,152,117	1,845,374	824,271	771,203
Net assets at end of period	$ 1,952,493	$ 2,152,117	$ 820,742	$ 824,271

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 103,366	$ 108,807	$ 155,491	$ 159,038
Realized gains (losses)	(14,318)	14,996	(10,747)	991,449
Unrealized appreciation (depreciation) during the year	103,385	253,028	69,053	1,340,649
Net increase (decrease) in net assets from operations	192,433	376,831	213,797	2,491,136
Contract transactions:
Payments received from contract owners	164,421	194,056	707,424	721,529
Transfers between Investment Options (including Guaranteed Interest Account), net	42,468	64,072	(144,444)	451,566
Transfers for contract benefits and terminations	(190,112)	(220,837)	(606,860)	(587,900)
Contract maintenance charges	(228,852)	(237,332)	(700,903)	(802,502)
Net increase (decrease) in net assets resulting from contract transactions	(212,075)	(200,041)	(744,783)	(217,307)
Total increase (decrease) in net assets	(19,642)	176,790	(530,986)	2,273,829
Net assets at beginning of period	3,154,330	2,977,540	13,735,734	11,461,905
Net assets at end of period	$ 3,134,688	$ 3,154,330	$ 13,204,748	$ 13,735,734

	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 24,683	$ 21,032	$ 34,867	$ 31,421
Realized gains (losses)	(8,862)	72,465	39,500	110,012
Unrealized appreciation (depreciation) during the year	(54,145)	795,420	164,674	416,554
Net increase (decrease) in net assets from operations	(38,324)	888,917	239,041	557,987
Contract transactions:
Payments received from contract owners	170,746	214,385	250,489	259,471
Transfers between Investment Options (including Guaranteed Interest Account), net	(436,053)	(14,567)	(94,727)	(6,795)
Transfers for contract benefits and terminations	(155,523)	(212,658)	(391,319)	(73,905)
Contract maintenance charges	(247,023)	(280,111)	(167,623)	(189,076)
Net increase (decrease) in net assets resulting from contract transactions	(667,853)	(292,951)	(403,180)	(10,305)
Total increase (decrease) in net assets	(706,177)	595,966	(164,139)	547,682
Net assets at beginning of period	4,697,393	4,101,427	3,134,876	2,587,194
Net assets at end of period	$ 3,991,216	$ 4,697,393	$ 2,970,737	$ 3,134,876

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Morningstar Balanced ETF Asset Allocation Portfolio – Class II		Morningstar Growth ETF Asset Allocation Portfolio – Class II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 135,160	$ 137,610	$ 108,424	$ 91,601
Realized gains (losses)	(65,396)	206,497	195,369	374,392
Unrealized appreciation (depreciation) during the year	515,214	912,062	340,055	792,186
Net increase (decrease) in net assets from operations	584,978	1,256,169	643,848	1,258,179
Contract transactions:
Payments received from contract owners	352,899	320,539	439,029	413,775
Transfers between Investment Options (including Guaranteed Interest Account), net	(168,260)	147,891	(194,611)	(47,913)
Transfers for contract benefits and terminations	(330,163)	(277,993)	(324,434)	(270,711)
Contract maintenance charges	(427,432)	(399,206)	(318,254)	(352,655)
Net increase (decrease) in net assets resulting from contract transactions	(572,956)	(208,769)	(398,270)	(257,504)
Total increase (decrease) in net assets	12,022	1,047,400	245,578	1,000,675
Net assets at beginning of period	9,111,732	8,064,332	7,646,779	6,646,104
Net assets at end of period	$ 9,123,754	$ 9,111,732	$ 7,892,357	$ 7,646,779

	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II		Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 29,946	$ 29,697	$ (4,268)	$ (3,092)
Realized gains (losses)	26,118	42,360	61,276	50,822
Unrealized appreciation (depreciation) during the year	85,275	152,791	252,834	97,741
Net increase (decrease) in net assets from operations	141,339	224,848	309,842	145,471
Contract transactions:
Payments received from contract owners	98,431	229,686	74,282	45,745
Transfers between Investment Options (including Guaranteed Interest Account), net	(80,781)	(5,411)	129,917	184,137
Transfers for contract benefits and terminations	(155,966)	(194,066)	(57,573)	(25,850)
Contract maintenance charges	(180,059)	(211,996)	(52,684)	(40,446)
Net increase (decrease) in net assets resulting from contract transactions	(318,375)	(181,787)	93,942	163,586
Total increase (decrease) in net assets	(177,036)	43,061	403,784	309,057
Net assets at beginning of period	1,972,469	1,929,408	737,506	428,449
Net assets at end of period	$ 1,795,433	$ 1,972,469	$ 1,141,290	$ 737,506

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 87,384	$ 62,444	$ 15,507	$ 17,090
Realized gains (losses)	(28,851)	(61,579)	11,055	(1,968)
Unrealized appreciation (depreciation) during the year	(33,250)	165,902	137,898	93,467
Net increase (decrease) in net assets from operations	25,283	166,767	164,460	108,589
Contract transactions:
Payments received from contract owners	184,572	168,274	92,803	64,272
Transfers between Investment Options (including Guaranteed Interest Account), net	88,517	129,870	220,390	(36,240)
Transfers for contract benefits and terminations	(106,979)	(79,394)	(138,635)	(57,735)
Contract maintenance charges	(110,960)	(124,114)	(117,853)	(101,193)
Net increase (decrease) in net assets resulting from contract transactions	55,150	94,636	56,705	(130,896)
Total increase (decrease) in net assets	80,433	261,403	221,165	(22,307)
Net assets at beginning of period	1,787,778	1,526,375	1,402,080	1,424,387
Net assets at end of period	$ 1,868,211	$ 1,787,778	$ 1,623,245	$ 1,402,080

	PIMCO Total Return Portfolio – Advisor Class		Rydex VT Inverse Government Long Bond Strategy Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 104,998	$ 161,735	$ (9)	$ (75)
Realized gains (losses)	145,896	5,076	(67)	(766)
Unrealized appreciation (depreciation) during the year	245,568	309,135	(4,302)	(2,481)
Net increase (decrease) in net assets from operations	496,462	475,946	(4,378)	(3,322)
Contract transactions:
Payments received from contract owners	469,555	436,309	2,624	2,216
Transfers between Investment Options (including Guaranteed Interest Account), net	(20,542)	301,353	(23)	(17)
Transfers for contract benefits and terminations	(717,935)	(268,686)	(41)	(710)
Contract maintenance charges	(797,159)	(732,340)	(1,499)	(1,827)
Net increase (decrease) in net assets resulting from contract transactions	(1,066,081)	(263,364)	1,061	(338)
Total increase (decrease) in net assets	(569,619)	212,582	(3,317)	(3,660)
Net assets at beginning of period	6,447,296	6,234,714	20,528	24,188
Net assets at end of period	$ 5,877,677	$ 6,447,296	$ 17,211	$ 20,528

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Rydex VT Nova Fund		SA AB Growth Portfolio
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 365	$ 911	$ (13,377)	$ (11,343)
Realized gains (losses)	19,818	2,598	456,517	155,072
Unrealized appreciation (depreciation) during the year	8,004	62,346	450,810	568,306
Net increase (decrease) in net assets from operations	28,187	65,855	893,950	712,035
Contract transactions:
Payments received from contract owners	6,437	6,816	154,503	92,251
Transfers between Investment Options (including Guaranteed Interest Account), net	(19)	-	55,144	(1,539)
Transfers for contract benefits and terminations	(18,749)	(2,851)	(644,246)	(323,066)
Contract maintenance charges	(10,158)	(10,423)	(15,790)	(18,800)
Net increase (decrease) in net assets resulting from contract transactions	(22,489)	(6,458)	(450,389)	(251,154)
Total increase (decrease) in net assets	5,698	59,397	443,561	460,881
Net assets at beginning of period	209,347	149,950	2,749,212	2,288,331
Net assets at end of period	$ 215,045	$ 209,347	$ 3,192,773	$ 2,749,212

	SA Wellington Capital Appreciation Portfolio – Class 1		SA Wellington Government and Quality Bond Portfolio – Class 1
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (21,962)	$ (17,812)	$ 6,129	$ 6,012
Realized gains (losses)	751,485	642,316	(589)	1,578
Unrealized appreciation (depreciation) during the year	1,766,504	362,344	10,447	13,077
Net increase (decrease) in net assets from operations	2,496,027	986,848	15,987	20,667
Contract transactions:
Payments received from contract owners	2,374,522	116,740	505,717	27,851
Transfers between Investment Options (including Guaranteed Interest Account), net	(24,798)	-	1,899	-
Transfers for contract benefits and terminations	(2,953,171)	(633,313)	(516,696)	(108,561)
Contract maintenance charges	(27,792)	(26,328)	(6,936)	(7,488)
Net increase (decrease) in net assets resulting from contract transactions	(631,239)	(542,901)	(16,016)	(88,198)
Total increase (decrease) in net assets	1,864,788	443,947	(29)	(67,531)
Net assets at beginning of period	4,087,224	3,643,277	244,856	312,387
Net assets at end of period	$ 5,952,012	$ 4,087,224	$ 244,827	$ 244,856

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	SA Wellington Multi-Asset Income Portfolio – Class 1		Templeton Developing Markets VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 7,045	$ (6,114)	$ 147,483	$ 24,897
Realized gains (losses)	15,678	(26,859)	169,528	29,616
Unrealized appreciation (depreciation) during the year	167,690	313,498	261,789	887,779
Net increase (decrease) in net assets from operations	190,413	280,525	578,800	942,292
Contract transactions:
Payments received from contract owners	1,081,310	2,531	207,112	208,477
Transfers between Investment Options (including Guaranteed Interest Account), net	5,846	(871,797)	(329,821)	45,654
Transfers for contract benefits and terminations	(1,097,473)	(28,885)	(216,520)	(249,506)
Contract maintenance charges	(13,614)	(8,346)	(250,590)	(273,146)
Net increase (decrease) in net assets resulting from contract transactions	(23,931)	(906,497)	(589,819)	(268,521)
Total increase (decrease) in net assets	166,482	(625,972)	(11,019)	673,771
Net assets at beginning of period	1,087,381	1,713,353	4,353,367	3,679,596
Net assets at end of period	$ 1,253,863	$ 1,087,381	$ 4,342,348	$ 4,353,367

	Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 194,020	$ 100,205	$ 162,977	$ 161,578
Realized gains (losses)	(134,531)	68,675	2,304	1,313,255
Unrealized appreciation (depreciation) during the year	(289,078)	665,457	115,892	(516,654)
Net increase (decrease) in net assets from operations	(229,589)	834,337	281,173	958,179
Contract transactions:
Payments received from contract owners	462,318	422,854	395,180	483,210
Transfers between Investment Options (including Guaranteed Interest Account), net	(243,909)	405,282	(133,266)	(51,887)
Transfers for contract benefits and terminations	(381,801)	(366,571)	(391,244)	(635,763)
Contract maintenance charges	(403,494)	(473,404)	(428,343)	(481,143)
Net increase (decrease) in net assets resulting from contract transactions	(566,886)	(11,839)	(557,673)	(685,583)
Total increase (decrease) in net assets	(796,475)	822,498	(276,500)	272,596
Net assets at beginning of period	7,813,363	6,990,865	7,054,489	6,781,893
Net assets at end of period	$ 7,016,888	$ 7,813,363	$ 6,777,989	$ 7,054,489

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	TVST Touchstone Balanced Fund		TVST Touchstone Bond Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 16,866	$ 15,204	$ 16,849	$ 10,280
Realized gains (losses)	56,166	13,438	6,748	3,858
Unrealized appreciation (depreciation) during the year	199,459	190,188	104,928	116,685
Net increase (decrease) in net assets from operations	272,491	218,830	128,525	130,823
Contract transactions:
Payments received from contract owners	46,149	38,475	130,404	120,635
Transfers between Investment Options (including Guaranteed Interest Account), net	213,368	660,478	31,844	(16,431)
Transfers for contract benefits and terminations	(74,288)	(154,710)	(85,018)	(68,774)
Contract maintenance charges	(87,356)	(69,186)	(104,456)	(109,314)
Net increase (decrease) in net assets resulting from contract transactions	97,873	475,057	(27,226)	(73,884)
Total increase (decrease) in net assets	370,364	693,887	101,299	56,939
Net assets at beginning of period	1,534,248	840,361	1,417,769	1,360,830
Net assets at end of period	$ 1,904,612	$ 1,534,248	$ 1,519,068	$ 1,417,769

	TVST Touchstone Common Stock Fund		TVST Touchstone Small Company Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 5,323	$ 645	$ (7,216)	$ (11,952)
Realized gains (losses)	275,667	113,425	77,370	338,681
Unrealized appreciation (depreciation) during the year	1,141,281	1,383,490	403,381	221,465
Net increase (decrease) in net assets from operations	1,422,271	1,497,560	473,535	548,194
Contract transactions:
Payments received from contract owners	546,426	459,001	136,022	131,464
Transfers between Investment Options (including Guaranteed Interest Account), net	(189,937)	(255,492)	(41,479)	(110,869)
Transfers for contract benefits and terminations	(322,090)	(304,911)	(85,093)	(88,253)
Contract maintenance charges	(421,364)	(413,736)	(180,661)	(196,960)
Net increase (decrease) in net assets resulting from contract transactions	(386,965)	(515,138)	(171,211)	(264,618)
Total increase (decrease) in net assets	1,035,306	982,422	302,324	283,576
Net assets at beginning of period	6,529,905	5,547,483	2,977,382	2,693,806
Net assets at end of period	$ 7,565,211	$ 6,529,905	$ 3,279,706	$ 2,977,382

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares		Virtus KAR Capital Growth Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 122,309	$ 239,582	$ (784,847)	$ (657,132)
Realized gains (losses)	105,043	2,074,635	13,609,827	6,499,622
Unrealized appreciation (depreciation) during the year	(717,180)	2,143,340	47,029,438	32,514,189
Net increase (decrease) in net assets from operations	(489,828)	4,457,557	59,854,418	38,356,679
Contract transactions:
Payments received from contract owners	809,870	759,184	5,948,084	6,347,845
Transfers between Investment Options (including Guaranteed Interest Account), net	(499,301)	(340,786)	(2,400,519)	(1,355,270)
Transfers for contract benefits and terminations	(904,371)	(1,345,061)	(9,830,058)	(8,646,701)
Contract maintenance charges	(901,012)	(1,045,117)	(7,484,184)	(7,682,079)
Net increase (decrease) in net assets resulting from contract transactions	(1,494,814)	(1,971,780)	(13,766,677)	(11,336,205)
Total increase (decrease) in net assets	(1,984,642)	2,485,777	46,087,741	27,020,474
Net assets at beginning of period	19,509,029	17,023,252	128,214,291	101,193,817
Net assets at end of period	$ 17,524,387	$ 19,509,029	$ 174,302,032	$ 128,214,291

	Virtus KAR Enhanced Core Equity Series – Class A Shares		Virtus KAR Small-Cap Growth Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 601,539	$ 377,635	$ (192,235)	$ (177,174)
Realized gains (losses)	10,951,853	(4,727)	8,198,196	7,900,281
Unrealized appreciation (depreciation) during the year	(5,425,993)	10,517,808	12,440,697	6,609,910
Net increase (decrease) in net assets from operations	6,127,399	10,890,716	20,446,658	14,333,017
Contract transactions:
Payments received from contract owners	2,007,859	2,383,228	1,107,605	1,162,739
Transfers between Investment Options (including Guaranteed Interest Account), net	(912,809)	(994,274)	(343,999)	(919,863)
Transfers for contract benefits and terminations	(2,370,366)	(2,748,885)	(2,829,509)	(3,560,593)
Contract maintenance charges	(2,706,467)	(2,952,535)	(2,133,891)	(2,131,828)
Net increase (decrease) in net assets resulting from contract transactions	(3,981,783)	(4,312,466)	(4,199,794)	(5,449,545)
Total increase (decrease) in net assets	2,145,616	6,578,250	16,246,864	8,883,472
Net assets at beginning of period	46,818,160	40,239,910	49,114,198	40,230,726
Net assets at end of period	$ 48,963,776	$ 46,818,160	$ 65,361,062	$ 49,114,198

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Virtus KAR Small-Cap Value Series – Class A Shares		Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 173,870	$ 135,326	$ 722,472	$ 849,124
Realized gains (losses)	1,952,622	603,459	(65,895)	36,680
Unrealized appreciation (depreciation) during the year	4,865,794	4,680,538	790,144	1,621,921
Net increase (decrease) in net assets from operations	6,992,286	5,419,323	1,446,721	2,507,725
Contract transactions:
Payments received from contract owners	1,223,587	1,338,660	1,434,883	1,511,377
Transfers between Investment Options (including Guaranteed Interest Account), net	(806,199)	(280,716)	(313,001)	227,738
Transfers for contract benefits and terminations	(1,540,523)	(1,547,964)	(1,340,681)	(1,725,102)
Contract maintenance charges	(1,418,258)	(1,516,802)	(1,579,921)	(1,680,300)
Net increase (decrease) in net assets resulting from contract transactions	(2,541,393)	(2,006,822)	(1,798,720)	(1,666,287)
Total increase (decrease) in net assets	4,450,893	3,412,501	(351,999)	841,438
Net assets at beginning of period	26,493,221	23,080,720	26,373,534	25,532,096
Net assets at end of period	$ 30,944,114	$ 26,493,221	$ 26,021,535	$ 26,373,534

	Virtus SGA International Growth Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (162,290)	$ 92,505	$ 44,952	$ 217,190
Realized gains (losses)	500,425	(177,998)	1,397,165	605,855
Unrealized appreciation (depreciation) during the year	6,563,758	5,064,706	9,323,137	6,454,228
Net increase (decrease) in net assets from operations	6,901,893	4,979,213	10,765,254	7,277,273
Contract transactions:
Payments received from contract owners	2,288,192	2,191,403	1,475,573	1,487,670
Transfers between Investment Options (including Guaranteed Interest Account), net	(148,725)	(266,358)	52,436	(290,796)
Transfers for contract benefits and terminations	(1,709,539)	(2,231,985)	(1,450,704)	(2,240,892)
Contract maintenance charges	(1,937,152)	(2,057,781)	(1,998,975)	(2,022,016)
Net increase (decrease) in net assets resulting from contract transactions	(1,507,224)	(2,364,721)	(1,921,670)	(3,066,034)
Total increase (decrease) in net assets	5,394,669	2,614,492	8,843,584	4,211,239
Net assets at beginning of period	31,173,672	28,559,180	33,927,883	29,716,644
Net assets at end of period	$ 36,568,341	$ 31,173,672	$ 42,771,467	$ 33,927,883

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Wanger International		Wanger Select
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 338,466	$ 83,705	$ 40,219	$ (22,368)
Realized gains (losses)	754,371	2,030,949	1,056,762	1,193,592
Unrealized appreciation (depreciation) during the year	1,901,439	3,689,536	1,141,264	996,417
Net increase (decrease) in net assets from operations	2,994,276	5,804,190	2,238,245	2,167,641
Contract transactions:
Payments received from contract owners	987,779	1,094,509	281,185	341,433
Transfers between Investment Options (including Guaranteed Interest Account), net	(476,484)	(370,151)	(250,172)	(171,295)
Transfers for contract benefits and terminations	(1,169,119)	(1,898,885)	(247,563)	(405,785)
Contract maintenance charges	(1,002,246)	(1,163,818)	(413,182)	(422,159)
Net increase (decrease) in net assets resulting from contract transactions	(1,660,070)	(2,338,345)	(629,732)	(657,806)
Total increase (decrease) in net assets	1,334,206	3,465,845	1,608,513	1,509,835
Net assets at beginning of period	24,269,660	20,803,815	9,236,716	7,726,881
Net assets at end of period	$ 25,603,866	$ 24,269,660	$ 10,845,229	$ 9,236,716

	Wanger USA
	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (155,532)	$ (52,849)
Realized gains (losses)	4,408,271	7,357,013
Unrealized appreciation (depreciation) during the year	4,956,927	3,650,030
Net increase (decrease) in net assets from operations	9,209,666	10,954,194
Contract transactions:
Payments received from contract owners	1,318,887	1,511,549
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,288,106)	(618,432)
Transfers for contract benefits and terminations	(2,154,181)	(2,646,750)
Contract maintenance charges	(1,882,666)	(2,032,947)
Net increase (decrease) in net assets resulting from contract transactions	(4,006,066)	(3,786,580)
Total increase (decrease) in net assets	5,203,600	7,167,614
Net assets at beginning of period	44,286,916	37,119,302
Net assets at end of period	$ 49,490,516	$ 44,286,916
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
The Nassau Life Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings GP, LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a privately held, wholly-owned subsidiary of Nassau, serving as its U.S. life and annuity platform.
NNY, formerly known as Phoenix Life Insurance Company and NCNY, formerly known as The Phoenix Companies, Inc. changed their names effective October 10, 2018 and November 13, 2018, respectively. Nassau, formerly known as Nassau Reinsurance Group Holdings L.P., changed its name effective October 5, 2018. The Separate Account, formerly known as Phoenix Life Variable Universal Life Account, changed its name effective December 6, 2018.
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on June 17, 1985. The Separate Account currently consists of 59 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.
The contract owners may allocate premium payments and contract value to the following sub-accounts in the variable contract ("contract") which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):
Alger Capital Appreciation Portfolio-Class I-2 Shares
AMT Sustainable Equity Portfolio Class S
Calvert VP S&P MidCap 400 Index Portfolio-Class I Shares
DWS Equity 500 Index VIP-Class A (formerly Deutsche Equity 500 Index VIP-Class A)
DWS Small Cap Index VIP-Class A (formerly Deutsche Small Cap Index VIP-Class A)
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II
Federated Hermes High Income Bond Fund II
Fidelity ® VIP Contrafund® Portfolio-Service Class
Fidelity ® VIP Growth Opportunities Portfolio-Service Class
Fidelity ® VIP Growth Portfolio-Service Class
Fidelity ® VIP Investment Grade Bond Portfolio-Service Class
Franklin Income VIP Fund-Class 2
Franklin Mutual Shares VIP Fund-Class 2
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund
Guggenheim Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Small Cap Fund
Invesco V.I. American Franchise Fund-Series I Shares
Invesco V.I. Core Equity Fund-Series I Shares
Invesco V.I. Equity and Income Fund-Series II Shares
Invesco V.I. Mid Cap Core Equity Fund-Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio-Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio-Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio-Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio-Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio-Class II
Morningstar Balanced ETF Asset Allocation Portfolio-Class II
Morningstar Growth ETF Asset Allocation Portfolio-Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio-Class II
Neuberger Berman AMT Mid Cap Growth Portfolio-S Class
PIMCO CommodityRealReturn® Strategy Portfolio-Advisor Class

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization  (Continued)
PIMCO Real Return Portfolio-Advisor Class
PIMCO Total Return Portfolio-Advisor Class
Rydex Inverse Government Long Bond Strategy Fund
Rydex Nova Fund
SA AB Growth Portfolio
SA Wellington Capital Appreciation Portfolio
SA Wellington Government and Quality Bond Portfolio
SA Wellington Multi-Asset Income Portfolio
Templeton Developing Markets VIP Fund-Class 2
Templeton Foreign VIP Fund-Class 2
Templeton Growth VIP Fund-Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus Duff & Phelps Real Estate Securities Series-Class A Shares
Virtus KAR Capital Growth Series-Class A Shares
Virtus KAR Enhanced Core Equity Series-Class A Shares
Virtus KAR Small-Cap Growth Series-Class A Shares
Virtus KAR Small-Cap Value Series-Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares
Virtus SGA International Growth Series-Class A Shares
Virtus Strategic Allocation Series-Class A Shares
Wanger International
Wanger Select
Wanger USA
Additionally, contract owners also may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).
NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ("SEC"). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against the NNY’s general account assets.
Note 2—Significant Accounting Policies
The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:
A.     Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 2—Significant Accounting Policies (Continued)
The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2020.
B.     Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.     Income taxes: NNY is taxed as a life insurance entity under the provisions of the internal revenue code of 1986, as amended, (the “Code”) and it together with the operations of the separate accounted are included in the consolidated federal income tax return of NCNY. NCNY is no longer subject to US federal income tax examination by tax authorities for years before 2016. Under current provision of the code, NNY does not expect to incur federal income taxes on the earnings of the separate account to the extent that the enrings are credited under the contracts. Based on this expectation, no charge is being made current to the separate account for federal income taxes. NNY will periodically review the tax liability of the separate account in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.
D.     Use of estimates: The preparation of financial statements in accordance with GAAP requires NNY management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:
Investment Option	Purchases	Sales
Alger Capital Appreciation Portfolio – Class I-2 Shares	$ 1,496,838	$ 1,041,618
AMT Sustainable Equity Portfolio - Class S	401,427	549,380
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	419,686	745,534
DWS Equity 500 Index VIP – Class A	4,660,083	4,478,403
DWS Small Cap Index VIP – Class A	349,447	275,779
Federated Hermes Fund for U.S. Government Securities II	3,974,403	3,556,543
Federated Hermes Government Money Fund II - Service Shares	11,323,728	10,340,646
Federated Hermes High Income Bond Fund II – Primary Shares	646,798	1,082,539
Fidelity ® VIP Contrafund® Portfolio – Service Class	1,927,387	5,241,761
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	2,932,014	3,749,588
Fidelity ® VIP Growth Portfolio – Service Class	3,188,102	2,896,214
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	1,914,253	1,272,051
Franklin Income VIP Fund – Class 2	588,624	862,147
Franklin Mutual Shares VIP Fund – Class 2	1,686,358	1,755,739
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund	1,022,438	110,654
Guggenheim VT Long Short Equity Fund	12,890	12,971
Invesco Oppenheimer V.I. Capital Appreciation Fund	244,814	456,944
Invesco Oppenheimer V.I. Global Fund	274,312	535,506
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	457,765	487,276
Invesco V.I. American Franchise Fund – Series I Shares	1,599,660	1,451,569
Invesco V.I. Core Equity Fund – Series I Shares	453,720	236,755
Invesco V.I. Equity and Income Fund – Series II Shares	345,413	554,670
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	614,687	585,755
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	203,283	199,556
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	550,683	659,392
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	1,441,464	2,030,756
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	558,136	1,201,363
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	432,089	746,999
Morningstar Balanced ETF Asset Allocation Portfolio – Class II	1,616,674	1,945,240
Morningstar Growth ETF Asset Allocation Portfolio – Class II	793,244	876,603
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	256,485	522,909
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	361,661	222,884
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	420,247	277,713
PIMCO Real Return Portfolio – Advisor Class	477,134	404,927
PIMCO Total Return Portfolio – Advisor Class	1,283,959	2,172,936
Rydex VT Inverse Government Long Bond Strategy Fund	2,620	1,568
Rydex VT Nova Fund	26,053	29,881
SA AB Growth Portfolio	1,175,077	1,382,109
SA Wellington Capital Appreciation Portfolio – Class 1	1,706,744	1,837,552
SA Wellington Government and Quality Bond Portfolio – Class 1	396,426	405,877
SA Wellington Multi-Asset Income Portfolio – Class 1	397,926	400,298
Templeton Developing Markets VIP Fund – Class 2	777,830	1,118,873
Templeton Foreign VIP Fund – Class 2	1,031,382	1,404,248
Templeton Growth VIP Fund – Class 2	649,218	1,043,914
TVST Touchstone Balanced Fund	397,462	217,635
TVST Touchstone Bond Fund	186,804	197,181
TVST Touchstone Common Stock Fund	702,703	876,798
TVST Touchstone Small Company Fund	418,542	495,759
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	1,614,881	2,660,439
Virtus KAR Capital Growth Series – Class A Shares	12,379,824	17,561,465
Virtus KAR Enhanced Core Equity Series – Class A Shares	13,606,629	6,108,622
Virtus KAR Small-Cap Growth Series – Class A Shares	9,257,031	6,183,528

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments (Continued)
Investment Option	Purchases	Sales
Virtus KAR Small-Cap Value Series – Class A Shares	$ 3,451,371	$ 3,908,196
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	2,347,441	3,423,744
Virtus SGA International Growth Series – Class A Shares	3,017,482	4,222,978
Virtus Strategic Allocation Series – Class A Shares	2,592,582	3,268,232
Wanger International	2,114,308	2,662,095
Wanger Select	1,560,988	1,135,429
Wanger USA	5,173,533	5,016,209
	$ 113,914,763	$ 119,103,950

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2020			For the period ended December 31, 2019
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	86,616	(305,175)	(218,559)	133,403	(366,490)	(233,087)
AMT Sustainable Equity Portfolio - Class S	356,536	(634,762)	(278,226)	3,598,096	(391,822)	3,206,274
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	131,560	(282,894)	(151,334)	149,211	(178,080)	(28,869)
DWS Equity 500 Index VIP – Class A	829,749	(1,300,197)	(470,448)	908,630	(3,273,104)	(2,364,474)
DWS Small Cap Index VIP – Class A	101,255	(108,780)	(7,525)	47,245	(82,982)	(35,737)
Federated Hermes Fund for U.S. Government Securities II	2,019,654	(1,981,106)	38,548	1,168,329	(1,362,399)	(194,070)
Federated Hermes Government Money Fund II - Service Shares	12,860,517	(11,805,966)	1,054,551	12,920,597	(15,700,306)	(2,779,709)
Federated Hermes High Income Bond Fund II – Primary Shares	157,899	(403,082)	(245,183)	199,760	(453,163)	(253,403)
Fidelity ® VIP Contrafund® Portfolio – Service Class	585,065	(1,423,713)	(838,648)	688,683	(2,188,533)	(1,499,850)
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	579,946	(975,488)	(395,542)	640,970	(713,027)	(72,057)
Fidelity ® VIP Growth Portfolio – Service Class	750,988	(1,090,757)	(339,769)	481,798	(984,236)	(502,438)
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	1,065,270	(803,667)	261,603	612,560	(1,082,175)	(469,615)
Franklin Income VIP Fund – Class 2	249,869	(504,109)	(254,240)	457,418	(465,201)	(7,783)
Franklin Mutual Shares VIP Fund – Class 2	431,029	(705,533)	(274,504)	295,952	(750,307)	(454,355)
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund	1,022,521	(109,623)	912,898	-	-	-
Guggenheim VT Long Short Equity Fund	7,068	(7,615)	(547)	6,490	(18,960)	(12,470)
Invesco Oppenheimer V.I. Capital Appreciation Fund	38,819	(174,648)	(135,829)	68,833	(110,862)	(42,029)
Invesco Oppenheimer V.I. Global Fund	90,137	(228,936)	(138,799)	169,249	(207,861)	(38,612)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	238,992	(263,680)	(24,688)	154,397	(242,176)	(87,779)
Invesco V.I. American Franchise Fund – Series I Shares	398,317	(546,842)	(148,525)	355,193	(518,269)	(163,076)
Invesco V.I. Core Equity Fund – Series I Shares	83,416	(112,550)	(29,134)	106,524	(158,648)	(52,124)
Invesco V.I. Equity and Income Fund – Series II Shares	100,851	(276,772)	(175,921)	224,982	(161,061)	63,921
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	108,190	(257,309)	(149,119)	49,094	(108,363)	(59,269)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	61,676	(81,894)	(20,218)	37,261	(98,441)	(61,180)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	208,930	(305,053)	(96,123)	176,959	(265,303)	(88,344)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	766,853	(1,118,652)	(351,799)	984,023	(1,104,528)	(120,505)
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	312,547	(682,037)	(369,490)	249,811	(394,951)	(145,140)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	220,918	(440,165)	(219,247)	159,646	(164,636)	(4,990)
Morningstar Balanced ETF Asset Allocation Portfolio – Class II	960,220	(1,400,447)	(440,227)	396,706	(532,638)	(135,932)
Morningstar Growth ETF Asset Allocation Portfolio – Class II	305,726	(538,268)	(232,542)	435,609	(587,063)	(151,454)
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	145,104	(361,805)	(216,701)	279,775	(413,293)	(133,518)
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	214,228	(159,497)	54,731	192,690	(79,456)	113,234
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	807,111	(686,169)	120,942	592,874	(431,284)	161,590
PIMCO Real Return Portfolio – Advisor Class	285,191	(251,340)	33,851	76,219	(161,603)	(85,384)
PIMCO Total Return Portfolio – Advisor Class	631,380	(1,178,681)	(547,301)	575,001	(725,853)	(150,852)
Rydex VT Inverse Government Long Bond Strategy Fund	12,307	(7,145)	5,162	8,711	(10,065)	(1,354)
Rydex VT Nova Fund	1,358	(7,149)	(5,791)	3,265	(4,713)	(1,448)
SA AB Growth Portfolio	962,910	(1,279,404)	(316,494)	87,343	(352,104)	(264,761)
SA Wellington Capital Appreciation Portfolio – Class 1	6,080	(7,159)	(1,079)	294	(1,890)	(1,596)
SA Wellington Government and Quality Bond Portfolio – Class 1	9,791	(10,017)	(226)	433	(1,752)	(1,319)
SA Wellington Multi-Asset Income Portfolio – Class 1	14,927	(15,152)	(225)	28	(10,160)	(10,132)
Templeton Developing Markets VIP Fund – Class 2	143,185	(295,859)	(152,674)	127,038	(195,535)	(68,497)
Templeton Foreign VIP Fund – Class 2	560,377	(911,710)	(351,333)	626,475	(642,879)	(16,404)
Templeton Growth VIP Fund – Class 2	260,517	(488,277)	(227,760)	282,123	(550,224)	(268,101)
TVST Touchstone Balanced Fund	141,242	(106,957)	34,285	380,578	(142,235)	238,343
TVST Touchstone Bond Fund	148,962	(164,870)	(15,908)	93,828	(143,591)	(49,763)
TVST Touchstone Common Stock Fund	260,227	(407,961)	(147,734)	222,785	(438,777)	(215,992)
TVST Touchstone Small Company Fund	160,159	(236,886)	(76,727)	85,358	(190,587)	(105,229)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	170,995	(326,198)	(155,203)	131,437	(334,869)	(203,432)

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding (Continued)
	For the period ended December 31, 2020			For the period ended December 31, 2019
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus KAR Capital Growth Series – Class A Shares	559,657	(1,699,313)	(1,139,656)	756,934	(1,991,626)	(1,234,692)
Virtus KAR Enhanced Core Equity Series – Class A Shares	1,022,581	(2,395,838)	(1,373,257)	1,118,672	(2,714,364)	(1,595,692)
Virtus KAR Small-Cap Growth Series – Class A Shares	258,207	(669,067)	(410,860)	261,979	(904,945)	(642,966)
Virtus KAR Small-Cap Value Series – Class A Shares	385,368	(911,048)	(525,680)	(448,281)	-	(448,281)
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	360,609	(644,130)	(283,521)	(310,661)	-	(310,661)
Virtus SGA International Growth Series – Class A Shares	842,053	(1,225,154)	(383,101)	(594,974)	-	(594,974)
Virtus Strategic Allocation Series – Class A Shares	187,885	(383,443)	(195,558)	196,762	(551,357)	(354,595)
Wanger International	222,207	(468,528)	(246,321)	233,161	(609,125)	(375,964)
Wanger Select	93,276	(192,274)	(98,998)	113,438	(221,559)	(108,121)
Wanger USA	194,186	(695,577)	(501,391)	252,364	(740,960)	(488,596)

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2020, 2019, 2018, 2017, and 2016 follows:
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Alger Capital Appreciation Portfolio – Class I-2 Shares
2020	2,182	4.36	to	6.92	10,042	-	-	to	0.80%	40.62%	to	41.75%
2019	2,400	3.10	to	4.88	7,826	-	-	to	0.80%	32.51%	to	33.58%
2018 ‡	2,633	2.34	to	3.51	6,446	0.08%	-	to	0.80%	(0.91%)	to	(0.10%)
2017	2,926	2.29	to	3.66	7,182	0.16%	-	to	0.80%	30.04%	to	31.08%
2016	3,208	1.76	to	2.79	5,996	0.18%	-	to	0.80%	(0.30%)	to	0.50%
AMT Sustainable Equity Portfolio - Class S
2020 [1]	2,928	1.29	to	1.31	3,795	0.38%	-	to	0.80%	18.32%	to	19.28%
2019 [4]	3,206	1.09	to	1.10	3,507	0.29%	-	to	0.80%	9.24%	to	9.86%
2018	-	-	to	-	-	-	-	to	-	-	to	-
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2020	1,009	3.12	to	3.46	3,255	1.24%	-	to	0.80%	12.42%	to	13.32%
2019	1,160	2.77	to	3.05	3,326	1.17%	-	to	0.80%	24.82%	to	25.83%
2018 ‡	1,189	2.22	to	2.42	2,719	1.15%	-	to	0.80%	(12.05%)	to	(11.33%)
2017	1,409	2.53	to	2.73	3,657	0.71%	-	to	0.80%	14.97%	to	15.89%
2016 ‡	1,618	2.20	to	2.36	3,629	0.48%	-	to	0.80%	19.31%	to	20.27%
DWS Equity 500 Index VIP – Class A
2020	7,164	4.17	to	4.86	31,266	1.65%	-	to	0.80%	17.15%	to	18.10%
2019	7,635	3.56	to	4.12	28,303	2.19%	-	to	0.80%	30.14%	to	31.19%
2018	9,999	2.73	to	3.14	28,940	1.69%	-	to	0.80%	(5.42%)	to	(4.65%)
2017	10,731	2.89	to	3.29	32,546	1.78%	-	to	0.80%	20.56%	to	21.53%
2016 ‡	11,420	2.40	to	2.71	28,482	1.69%	-	to	0.80%	10.72%	to	11.61%
DWS Small Cap Index VIP – Class A
2020	480	3.02	to	3.35	1,513	1.07%	-	to	0.80%	18.48%	to	19.43%
2019	488	2.55	to	2.81	1,295	1.09%	-	to	0.80%	24.22%	to	25.22%
2018 ‡	523	2.06	to	2.24	1,113	0.96%	-	to	0.80%	(11.94%)	to	(11.23%)
2017	671	2.33	to	2.52	1,613	1.01%	-	to	0.80%	13.42%	to	14.33%
2016	873	2.06	to	2.21	1,830	1.00%	-	to	0.80%	20.06%	to	21.03%
Federated Hermes Fund for U.S. Government Securities II
2020	7,336	1.97	to	2.15	15,145	2.50%	-	to	0.80%	4.37%	to	5.21%
2019	7,297	1.89	to	2.05	14,341	2.39%	-	to	0.80%	5.05%	to	5.90%
2018	7,492	1.80	to	1.93	13,938	2.44%	-	to	0.80%	(0.35%)	to	0.45%
2017	7,717	1.80	to	1.92	14,317	2.43%	-	to	0.80%	1.11%	to	1.92%
2016	8,535	1.78	to	1.89	15,545	2.56%	-	to	0.80%	0.80%	to	1.61%
Federated Hermes Government Money Fund II - Service Shares
2020	21,323	0.95	to	1.03	21,129	0.19%	-	to	0.80%	(0.60%)	to	0.20%
2019	20,269	0.95	to	1.03	20,147	1.64%	-	to	0.80%	0.83%	to	1.64%
2018	23,048	0.95	to	1.02	22,602	1.24%	-	to	0.80%	0.43%	to	1.25%
2017	24,010	0.94	to	1.00	23,294	0.30%	-	to	0.80%	(0.48%)	to	0.31%
2016 ‡	31,462	0.95	to	1.00	30,429	0.00%*	-	to	0.80%	(0.80%)	to	-
Federated Hermes High Income Bond Fund II – Primary Shares
2020	1,412	3.01	to	3.86	4,527	6.04%	-	to	0.80%	4.74%	to	5.59%
2019	1,657	2.87	to	3.65	5,033	6.06%	-	to	0.80%	13.63%	to	14.54%
2018	1,910	2.53	to	3.19	5,067	8.10%	-	to	0.80%	(4.06%)	to	(3.29%)
2017	2,131	2.64	to	3.30	5,859	6.72%	-	to	0.80%	6.09%	to	6.94%
2016 ‡	2,327	2.48	to	3.08	5,993	6.42%	-	to	0.80%	13.90%	to	14.82%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Fidelity ® VIP Contrafund® Portfolio – Service Class
2020	9,060	4.53	to	6.45	43,897	0.15%	-	to	0.80%	29.39%	to	30.43%
2019	9,899	3.50	to	4.95	36,921	0.35%	-	to	0.80%	30.40%	to	31.45%
2018	11,399	2.69	to	3.76	32,420	0.60%	-	to	0.80%	(7.24%)	to	(6.49%)
2017	12,431	2.90	to	4.02	37,961	0.89%	-	to	0.80%	20.79%	to	21.76%
2016	13,394	2.40	to	3.30	33,626	0.68%	-	to	0.80%	7.05%	to	7.91%
Fidelity ® VIP Growth Opportunities Portfolio – Service Class
2020	3,721	5.49	to	8.41	21,119	0.01%	-	to	0.80%	67.15%	to	68.49%
2019	4,117	3.29	to	4.99	13,936	0.06%	-	to	0.80%	39.57%	to	40.70%
2018	4,189	2.36	to	3.55	10,157	0.11%	-	to	0.80%	11.44%	to	12.35%
2017	4,580	2.11	to	3.16	9,952	0.20%	-	to	0.80%	33.33%	to	34.40%
2016 ‡	5,188	1.59	to	2.35	8,439	0.23%	-	to	0.80%	(0.55%)	to	(0.25%)
Fidelity ® VIP Growth Portfolio – Service Class
2020	5,224	3.27	to	4.46	18,338	0.06%	-	to	0.80%	42.60%	to	43.75%
2019	5,564	2.29	to	3.10	13,634	0.16%	-	to	0.80%	33.11%	to	34.18%
2018	6,067	1.72	to	2.31	11,109	0.15%	-	to	0.80%	(1.08%)	to	(0.27%)
2017	6,515	1.74	to	2.32	12,019	0.12%	-	to	0.80%	33.92%	to	35.00%
2016	6,990	1.30	to	1.72	9,561	-	-	to	0.80%	(0.09%)	to	0.71%
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
2020	5,373	1.70	to	1.91	9,765	2.15%	-	to	0.80%	8.38%	to	9.26%
2019	5,112	1.57	to	1.74	8,532	2.55%	-	to	0.80%	8.70%	to	9.58%
2018 ‡	5,581	1.45	to	1.59	8,553	2.45%	-	to	0.80%	(1.43%)	to	(0.63%)
2017	5,900	1.47	to	1.60	9,114	2.39%	-	to	0.80%	3.33%	to	4.16%
2016	5,581	1.42	to	1.54	8,285	2.25%	-	to	0.80%	3.79%	to	4.63%
Franklin Income VIP Fund – Class 2
2020	1,836	1.98	to	2.23	3,777	5.83%	-	to	0.80%	(0.11%)	to	0.69%
2019	2,090	1.99	to	2.22	4,277	5.38%	-	to	0.80%	15.13%	to	16.06%
2018	2,098	1.73	to	1.91	3,707	4.78%	-	to	0.80%	(5.07%)	to	(4.30%)
2017	2,329	1.82	to	2.00	4,321	4.13%	-	to	0.80%	8.80%	to	9.67%
2016	2,475	1.67	to	1.82	4,198	4.99%	-	to	0.80%	13.11%	to	14.02%
Franklin Mutual Shares VIP Fund – Class 2
2020	3,780	3.20	to	2.96	12,377	2.80%	-	to	0.80%	(5.80%)	to	(5.04%)
2019	4,054	3.40	to	3.12	14,014	1.83%	-	to	0.80%	21.59%	to	22.57%
2018	4,509	2.79	to	2.54	12,751	2.36%	-	to	0.80%	(9.80%)	to	(9.07%)
2017	4,954	3.10	to	2.80	15,466	2.17%	-	to	0.80%	7.48%	to	8.35%
2016 ‡	5,649	2.88	to	2.58	16,309	2.00%	-	to	0.80%	15.13%	to	16.06%
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund
2020 2, ‡	913	1.00	to	1.00	912	0.29%	0.45%	to	0.60%	(0.11%)	to	(0.25%)
2019	-	-	to	-	-	-	-	to	-	-	to	-
2018	-	-	to	-	-	-	-	to	-	-	to	-
2017	-	-	to	-	-	-	-	to	-	-	to	-
2016	-	-	to	-	-	-	-	to	-	-	to	-
Guggenheim VT Long Short Equity Fund
2020	70	1.94	to	2.23	142	0.86%	-	to	0.80%	4.09%	to	4.93%
2019	71	1.86	to	2.13	136	0.57%	-	to	0.80%	4.69%	to	5.54%
2018	83	1.78	to	2.01	153	-	-	to	0.80%	(13.64%)	to	(12.94%)
2017	99	2.06	to	2.31	208	0.36%	-	to	0.80%	13.94%	to	14.85%
2016 ‡	113	1.81	to	2.01	207	-	-	to	0.80%	(0.15%)	to	0.65%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Invesco Oppenheimer V.I. Capital Appreciation Fund
2020	339	3.29	to	3.70	1,164	-	-	to	0.80%	35.15%	to	36.24%
2019	475	2.43	to	2.72	1,217	-	-	to	0.80%	34.76%	to	35.85%
2018	517	1.81	to	2.00	979	-	-	to	0.80%	(6.71%)	to	(5.96%)
2017	864	1.94	to	2.13	1,739	0.01%	-	to	0.80%	25.49%	to	26.50%
2016	949	1.54	to	1.68	1,504	0.13%	-	to	0.80%	(3.21%)	to	(2.43%)
Invesco Oppenheimer V.I. Global Fund
2020	845	2.85	to	3.21	2,521	0.43%	-	to	0.80%	26.32%	to	27.34%
2019	984	2.26	to	2.52	2,311	0.64%	-	to	0.80%	30.40%	to	31.45%
2018 ‡	1,022	1.73	to	1.92	1,830	0.75%	-	to	0.80%	(14.09%)	to	(13.39%)
2017	1,171	2.02	to	2.21	2,427	0.73%	-	to	0.80%	35.23%	to	36.32%
2016 ‡	1,087	1.49	to	1.62	1,656	0.81%	-	to	0.80%	(0.95%)	to	(0.16%)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
2020	1,476	2.82	to	3.56	4,280	0.38%	-	to	0.80%	18.68%	to	19.64%
2019	1,501	2.38	to	2.97	3,653	-	-	to	0.80%	25.12%	to	26.13%
2018	1,588	1.90	to	2.36	3,085	0.06%	-	to	0.80%	(11.26%)	to	(10.54%)
2017 ‡	1,700	2.14	to	2.64	3,708	0.64%	-	to	0.80%	13.00%	to	13.91%
2016	1,841	1.90	to	2.31	3,542	0.25%	-	to	0.80%	16.73%	to	17.67%
Invesco V.I. American Franchise Fund – Series I Shares
2020	2,583	3.58	to	3.84	9,602	0.07%	-	to	0.80%	41.22%	to	42.35%
2019	2,731	2.54	to	2.70	7,129	-	-	to	0.80%	35.66%	to	36.76%
2018	2,894	1.87	to	1.97	5,528	-	-	to	0.80%	(4.40%)	to	(3.62%)
2017	3,074	1.95	to	2.05	6,110	0.08%	-	to	0.80%	26.33%	to	27.34%
2016	3,291	1.55	to	1.61	5,152	-	-	to	0.80%	1.45%	to	2.27%
Invesco V.I. Core Equity Fund – Series I Shares
2020	475	2.57	to	2.90	1,295	1.35%	-	to	0.80%	12.94%	to	13.85%
2019	504	2.28	to	2.54	1,204	0.91%	-	to	0.80%	27.93%	to	28.96%
2018 ‡	556	1.78	to	1.97	1,027	0.80%	-	to	0.80%	(10.12%)	to	(9.39%)
2017	605	1.98	to	2.18	1,235	1.02%	-	to	0.80%	12.27%	to	13.17%
2016	657	1.76	to	1.92	1,184	0.76%	-	to	0.80%	9.38%	to	10.26%
Invesco V.I. Equity and Income Fund – Series II Shares
2020	989	2.34	to	2.63	2,426	2.23%	-	to	0.80%	8.77%	to	9.65%
2019	1,165	2.15	to	2.40	2,604	2.32%	-	to	0.80%	19.05%	to	20.01%
2018	1,101	1.81	to	2.00	2,058	1.98%	-	to	0.80%	(10.45%)	to	(9.73%)
2017	988	2.02	to	2.21	2,048	1.43%	-	to	0.80%	9.90%	to	10.78%
2016	986	1.83	to	2.00	1,846	1.58%	-	to	0.80%	13.92%	to	14.83%
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
2020	704	2.64	to	3.01	1,952	0.69%	-	to	0.80%	8.37%	to	9.25%
2019	853	2.44	to	2.75	2,152	0.50%	-	to	0.80%	24.28%	to	25.28%
2018	912	1.96	to	2.20	1,845	0.51%	-	to	0.80%	(12.06%)	to	(11.35%)
2017	951	2.23	to	2.48	2,172	0.53%	-	to	0.80%	14.00%	to	14.92%
2016 ‡	1,018	1.96	to	2.16	2,026	0.08%	-	to	0.80%	12.53%	to	13.43%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2020	268	2.93	to	3.32	821	0.20%	-	to	0.80%	5.91%	to	6.76%
2019	288	2.77	to	3.11	824	-	-	to	0.80%	28.89%	to	29.93%
2018	349	2.15	to	2.40	771	0.02%	-	to	0.80%	(13.94%)	to	(13.24%)
2017	369	2.49	to	2.76	940	0.36%	-	to	0.80%	13.04%	to	13.95%
2016 ‡	382	2.21	to	2.42	855	-	-	to	0.80%	14.86%	to	15.78%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2020	1,219	2.45	to	2.78	3,135	3.85%	-	to	0.80%	6.45%	to	7.30%
2019	1,316	2.30	to	2.59	3,154	3.81%	-	to	0.80%	12.45%	to	13.35%
2018	1,404	2.05	to	2.28	2,978	4.27%	-	to	0.80%	(4.79%)	to	(4.02%)
2017	1,531	2.15	to	2.38	3,384	4.05%	-	to	0.80%	8.34%	to	9.21%
2016	1,694	1.98	to	2.18	3,434	4.40%	-	to	0.80%	11.24%	to	12.13%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2020	5,506	2.31	to	2.62	13,205	1.73%	-	to	0.80%	1.88%	to	2.70%
2019	5,858	2.26	to	2.55	13,736	1.65%	-	to	0.80%	21.51%	to	22.49%
2018	5,978	1.86	to	2.08	11,462	1.42%	-	to	0.80%	(8.88%)	to	(8.14%)
2017	6,236	2.04	to	2.26	13,059	1.33%	-	to	0.80%	12.48%	to	13.38%
2016	6,891	1.82	to	2.00	12,762	1.49%	-	to	0.80%	16.18%	to	17.11%
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2020	1,788	2.14	to	2.42	3,991	1.09%	-	to	0.80%	1.68%	to	2.50%
2019	2,158	2.10	to	2.37	4,697	0.89%	-	to	0.80%	21.66%	to	22.64%
2018	2,303	1.73	to	1.93	4,101	0.65%	-	to	0.80%	(15.72%)	to	(15.04%)
2017	2,622	2.05	to	2.27	5,524	0.60%	-	to	0.80%	5.98%	to	6.83%
2016 ‡	2,834	1.93	to	2.12	5,598	0.50%	-	to	0.80%	15.47%	to	16.39%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
2020	1,413	2.04	to	2.21	2,971	1.75%	-	to	0.80%	9.08%	to	9.96%
2019	1,632	1.87	to	2.01	3,135	1.57%	-	to	0.80%	21.19%	to	22.17%
2018	1,637	1.54	to	1.65	2,587	1.35%	-	to	0.80%	(10.06%)	to	(9.33%)
2017 ‡	1,637	1.61	to	1.82	2,867	1.13%	-	to	0.80%	11.57%	to	19.80%
2016	1,866	1.44	to	1.52	2,739	1.29%	-	to	0.80%	10.32%	to	11.21%
Morningstar Balanced ETF Asset Allocation Portfolio – Class II
2020	5,061	1.74	to	1.89	9,124	2.05%	-	to	0.80%	8.25%	to	9.12%
2019	5,501	1.60	to	1.73	9,112	2.02%	-	to	0.80%	15.33%	to	16.26%
2018 ‡	5,637	1.39	to	1.49	8,064	2.12%	-	to	0.80%	(6.99%)	to	(6.23%)
2017	4,767	1.50	to	1.58	7,278	1.68%	-	to	0.80%	12.43%	to	13.33%
2016	4,836	1.33	to	1.40	6,532	1.73%	-	to	0.80%	7.61%	to	8.48%
Morningstar Growth ETF Asset Allocation Portfolio – Class II
2020	3,971	1.93	to	2.10	7,892	2.07%	-	to	0.80%	9.12%	to	10.01%
2019	4,203	1.77	to	1.91	7,647	1.76%	-	to	0.80%	18.81%	to	19.77%
2018	4,355	1.49	to	1.59	6,646	1.64%	-	to	0.80%	(8.78%)	to	(8.04%)
2017	4,265	1.64	to	1.73	7,101	1.41%	-	to	0.80%	16.36%	to	17.30%
2016	4,010	1.41	to	1.48	5,717	1.59%	-	to	0.80%	8.82%	to	9.69%
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
2020	1,142	1.52	to	1.65	1,795	2.05%	-	to	0.80%	7.56%	to	8.43%
2019	1,359	1.41	to	1.52	1,972	2.04%	-	to	0.80%	12.00%	to	12.90%
2018	1,493	1.26	to	1.35	1,929	1.62%	-	to	0.80%	(5.02%)	to	(4.25%)
2017	2,199	1.33	to	1.41	2,996	1.57%	-	to	0.80%	9.06%	to	9.94%
2016	3,033	1.22	to	1.28	3,745	1.62%	-	to	0.80%	5.52%	to	6.37%
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
2020	538	2.09	to	2.18	1,141	-	-	to	0.80%	38.59%	to	39.71%
2019	483	1.51	to	1.56	738	-	-	to	0.80%	31.42%	to	32.48%
2018 ‡	370	1.15	to	1.18	428	-	-	to	0.80%	(7.31%)	to	(6.56%)
2017 ‡	284	1.24	to	1.26	354	-	-	to	0.80%	23.57%	to	24.56%
2016	315	1.00	to	1.01	316	-	-	to	0.80%	3.33%	to	4.16%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2020	3,102	0.59	to	0.66	1,868	6.13%	-	to	0.80%	0.42%	to	1.23%
2019	2,981	0.59	to	0.66	1,788	4.35%	-	to	0.80%	10.46%	to	11.35%
2018 ‡	2,820	0.53	to	0.59	1,526	1.97%	-	to	0.80%	(14.89%)	to	(14.20%)
2017	3,134	0.63	to	0.69	1,990	10.90%	-	to	0.80%	1.23%	to	2.05%
2016	3,179	0.62	to	0.67	1,986	1.01%	-	to	0.80%	13.96%	to	14.87%
PIMCO Real Return Portfolio – Advisor Class
2020	918	1.69	to	1.70	1,623	1.33%	-	to	0.80%	10.71%	to	11.60%
2019	885	1.52	to	1.70	1,402	1.56%	-	to	0.80%	7.46%	to	8.33%
2018	970	1.42	to	1.57	1,424	2.29%	-	to	0.80%	(3.09%)	to	(2.31%)
2017	1,436	1.46	to	1.61	2,166	2.30%	-	to	0.80%	2.72%	to	3.55%
2016 ‡	1,185	1.42	to	1.55	1,724	2.01%	-	to	0.80%	4.25%	to	5.09%
PIMCO Total Return Portfolio – Advisor Class
2020	2,979	1.89	to	2.12	5,878	2.03%	-	to	0.80%	7.67%	to	8.54%
2019	3,526	1.75	to	1.96	6,447	2.91%	-	to	0.80%	7.38%	to	8.25%
2018	3,677	1.63	to	1.81	6,235	2.45%	-	to	0.80%	(1.43%)	to	(0.63%)
2017 ‡	3,779	1.66	to	1.82	6,459	1.92%	-	to	0.80%	3.97%	to	4.81%
2016 ‡	4,079	1.59	to	1.74	6,652	1.98%	-	to	0.80%	1.76%	to	2.57%
Rydex VT Inverse Government Long Bond Strategy Fund
2020	80	0.20	to	0.24	17	0.29%	-	to	0.80%	(21.72%)	to	(21.09%)
2019	74	0.26	to	0.30	21	-	-	to	0.80%	(13.98%)	to	(13.29%)
2018	76	0.30	to	0.34	24	-	-	to	0.80%	2.95%	to	3.79%
2017	75	0.30	to	0.33	23	-	-	to	0.80%	(9.61%)	to	(8.89%)
2016 ‡	81	0.33	to	0.36	27	-	-	to	0.80%	(3.72%)	to	(2.94%)
Rydex VT Nova Fund
2020	37	5.70	to	6.02	215	0.86%	0.25%	to	0.80%	19.07%	to	19.73%
2019	43	4.79	to	5.03	209	1.11%	0.25%	to	0.80%	43.88%	to	44.68%
2018	44	3.33	to	3.47	150	0.18%	0.25%	to	0.80%	(11.04%)	to	(10.55%)
2017	45	3.74	to	3.88	172	0.05%	0.25%	to	0.80%	30.73%	to	31.45%
2016	46	2.86	to	2.96	133	-	0.25%	to	0.80%	14.79%	to	15.43%
SA AB Growth Portfolio
2020	1,949	1.63	to	1.64	3,193	-	0.45%	to	0.60%	34.80%	to	35.01%
2019	2,265	1.21	to	1.21	2,749	-	0.45%	to	0.60%	34.07%	to	34.27%
2018 ‡, 7	2,530	0.85	to	0.99	2,288	-	0.45%	to	0.60%	(6.02%)	to	(5.99%)
SA Wellington Capital Appreciation Portfolio – Class 1
2020	9	720.50	to	687.73	5,952	-	0.45%	to	0.60%	63.55%	to	63.79%
2019	10	440.55	to	419.88	4,087	-	0.45%	to	0.60%	30.38%	to	30.58%
2018	11	337.90	to	321.55	3,643	-	0.45%	to	0.60%	(1.35%)	to	(1.20%)
2017	12	342.52	to	325.46	3,918	-	0.45%	to	0.60%	31.99%	to	32.18%
2016	12	246.21	to	259.51	2,982	-	0.45%	to	0.60%	1.37%	to	1.53%
SA Wellington Government and Quality Bond Portfolio – Class 1
2020 ‡	3	71.87	to	71.87	245	2.51%	0.45%	to	0.45%	6.63%	to	6.63%
2019	4	67.40	to	67.40	245	2.51%	0.45%	to	0.45%	6.84%	to	6.84%
2018 ‡	5	63.09	to	63.09	312	2.09%	0.45%	to	0.45%	(0.41%)	to	(0.41%)
2017	5	42.93	to	63.35	326	1.83%	0.45%	to	0.60%	2.34%	to	2.50%
2016	5	41.95	to	61.81	332	1.37%	0.45%	to	0.60%	0.86%	to	1.01%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
SA Wellington Multi-Asset Income Portfolio – Class 1
2020 ‡	11	112.81	to	109.51	1,254	1.09%	0.45%	to	0.60%	17.41%	to	17.59%
2019	12	96.08	to	93.13	1,087	0.08%	0.45%	to	0.60%	18.37%	to	18.54%
2018	22	81.17	to	78.56	1,713	1.23%	0.45%	to	0.60%	(8.04%)	to	(7.90%)
2017	22	88.28	to	85.30	1,877	0.27%	0.45%	to	0.60%	15.64%	to	15.81%
2016	22	73.66	to	76.34	1,650	1.87%	0.45%	to	0.60%	1.16%	to	1.31%
Templeton Developing Markets VIP Fund – Class 2
2020	894	4.68	to	5.15	4,342	4.24%	-	to	0.80%	16.25%	to	17.18%
2019	1,047	4.02	to	4.39	4,353	0.99%	-	to	0.80%	25.68%	to	26.70%
2018 ‡	1,115	3.20	to	3.47	3,680	0.86%	-	to	0.80%	(16.47%)	to	(15.79%)
2017	1,204	3.83	to	4.12	4,731	1.00%	-	to	0.80%	39.29%	to	40.41%
2016 ‡	1,283	2.75	to	2.93	3,596	0.83%	-	to	0.80%	16.50%	to	17.44%
Templeton Foreign VIP Fund – Class 2
2020	3,548	1.82	to	1.96	7,017	3.43%	-	to	0.80%	(1.95%)	to	(1.16%)
2019	3,900	1.86	to	1.98	7,813	1.73%	-	to	0.80%	11.63%	to	12.53%
2018	3,916	1.66	to	1.76	6,991	2.67%	-	to	0.80%	(16.12%)	to	(15.44%)
2017	4,187	1.98	to	2.08	8,859	2.61%	-	to	0.80%	15.76%	to	16.69%
2016 ‡	4,871	1.71	to	1.78	8,850	1.93%	-	to	0.80%	6.32%	to	7.17%
Templeton Growth VIP Fund – Class 2
2020	2,349	2.82	to	2.47	6,778	3.04%	-	to	0.80%	4.95%	to	5.80%
2019	2,576	2.69	to	2.33	7,054	2.76%	-	to	0.80%	14.23%	to	15.15%
2018	2,845	2.35	to	2.02	6,782	1.98%	-	to	0.80%	(15.53%)	to	(14.85%)
2017	3,040	2.79	to	2.38	8,511	1.66%	-	to	0.80%	17.56%	to	18.50%
2016	3,575	2.37	to	2.01	8,466	2.06%	-	to	0.80%	8.75%	to	9.62%
TVST Touchstone Balanced Fund
2020	769	2.38	to	2.51	1,905	1.45%	0.25%	to	0.80%	18.21%	to	18.86%
2019	734	2.01	to	2.11	1,534	1.79%	0.25%	to	0.80%	21.82%	to	22.50%
2018 ‡	496	1.65	to	1.72	840	1.17%	0.25%	to	0.80%	(6.82%)	to	(6.30%)
2017	496	1.77	to	1.84	898	-	0.25%	to	0.80%	13.15%	to	13.77%
2016	512	1.57	to	1.62	817	1.48%	0.25%	to	0.80%	6.56%	to	7.15%
TVST Touchstone Bond Fund
2020	903	1.65	to	1.83	1,519	1.73%	-	to	0.80%	8.84%	to	9.71%
2019	919	1.51	to	1.67	1,418	1.31%	-	to	0.80%	9.58%	to	10.46%
2018	969	1.38	to	1.51	1,361	2.39%	-	to	0.80%	(2.66%)	to	(1.88%)
2017	1,013	1.42	to	1.54	1,458	-	-	to	0.80%	2.84%	to	3.67%
2016	1,095	1.38	to	1.49	1,528	1.97%	-	to	0.80%	0.01%	to	0.81%
TVST Touchstone Common Stock Fund
2020	2,383	3.09	to	3.63	7,565	0.63%	-	to	0.80%	22.69%	to	23.68%
2019	2,531	2.52	to	2.93	6,530	0.56%	-	to	0.80%	27.55%	to	28.58%
2018	2,747	1.98	to	2.28	5,547	1.26%	-	to	0.80%	(8.79%)	to	(8.05%)
2017	3,279	2.17	to	2.48	7,242	0.01%	-	to	0.80%	20.53%	to	21.50%
2016 ‡	3,259	1.80	to	2.04	5,946	1.66%	-	to	0.80%	10.37%	to	11.26%
TVST Touchstone Small Company Fund
2020	1,058	2.99	to	3.65	3,280	0.16%	-	to	0.80%	17.75%	to	18.70%
2019	1,135	2.54	to	3.08	2,977	0.02%	-	to	0.80%	20.43%	to	21.40%
2018	1,240	2.11	to	2.53	2,694	-	-	to	0.80%	(8.72%)	to	(7.98%)
2017	1,413	2.31	to	2.75	3,343	0.06%	-	to	0.80%	18.17%	to	19.12%
2016	1,533	1.95	to	2.31	3,051	0.07%	-	to	0.80%	19.27%	to	20.23%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
2020	1,729	10.16	to	7.46	17,524	1.15%	-	to	0.80%	(2.34%)	to	(1.55%)
2019	1,884	10.40	to	7.58	19,509	1.66%	-	to	0.80%	26.40%	to	27.42%
2018	2,088	8.23	to	5.95	17,023	1.60%	-	to	0.80%	(7.28%)	to	(6.53%)
2017	2,336	8.87	to	6.36	20,350	1.40%	-	to	0.80%	5.12%	to	5.97%
2016	2,594	8.44	to	6.01	21,374	1.79%	-	to	0.80%	5.97%	to	6.82%
Virtus KAR Capital Growth Series – Class A Shares
2020	11,700	14.95	to	4.13	174,302	-	-	to	0.80%	49.02%	to	50.23%
2019	12,840	10.03	to	2.75	128,214	-	-	to	0.80%	38.75%	to	39.87%
2018	14,073	7.23	to	1.97	101,194	-	-	to	0.80%	(8.00%)	to	(7.25%)
2017	15,264	7.85	to	2.12	118,455	-	-	to	0.80%	34.99%	to	36.07%
2016	16,930	5.82	to	1.56	96,853	-	-	to	0.80%	(1.66%)	to	(0.86%)
Virtus KAR Enhanced Core Equity Series – Class A Shares
2020	14,172	3.21	to	3.52	48,964	1.71%	-	to	0.80%	13.99%	to	14.91%
2019	15,546	2.81	to	3.07	46,818	1.20%	-	to	0.80%	27.65%	to	28.67%
2018 ‡	17,141	2.20	to	2.38	40,240	1.02%	-	to	0.80%	(13.56%)	to	(12.86%)
2017	18,903	2.55	to	2.73	50,994	1.58%	-	to	0.80%	21.98%	to	22.96%
2016	21,002	2.09	to	2.22	46,089	1.29%	-	to	0.80%	8.54%	to	9.41%
Virtus KAR Small-Cap Growth Series – Class A Shares
2020	4,895	12.78	to	14.81	65,361	-	-	to	0.80%	43.49%	to	44.64%
2019	5,306	8.91	to	10.24	49,114	-	-	to	0.80%	36.21%	to	37.31%
2018	5,949	6.54	to	7.46	40,231	-	-	to	0.80%	10.77%	to	11.66%
2017	6,585	5.90	to	6.68	39,981	-	-	to	0.80%	39.73%	to	40.85%
2016	7,191	4.22	to	4.74	31,047	-	-	to	0.80%	24.92%	to	25.92%
Virtus KAR Small-Cap Value Series – Class A Shares
2020	4,967	5.70	to	6.24	30,944	1.09%	-	to	0.80%	28.61%	to	29.65%
2019	5,492	4.43	to	4.81	26,493	0.95%	-	to	0.80%	23.64%	to	24.63%
2018	5,940	3.58	to	3.86	23,081	0.88%	-	to	0.80%	(16.55%)	to	(15.88%)
2017	6,676	4.29	to	4.59	30,890	0.65%	-	to	0.80%	19.20%	to	20.16%
2016 ‡	7,721	3.60	to	3.82	29,780	1.98%	-	to	0.80%	25.53%	to	26.54%
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
2020	3,805	7.08	to	3.48	26,022	3.28%	-	to	0.80%	5.68%	to	6.53%
2019	4,088	6.70	to	3.27	26,374	3.62%	-	to	0.80%	9.59%	to	10.47%
2018	4,399	6.12	to	2.96	25,532	3.92%	-	to	0.80%	(3.45%)	to	(2.66%)
2017	4,805	6.33	to	3.04	28,881	4.27%	-	to	0.80%	5.87%	to	6.72%
2016	5,239	5.98	to	2.85	29,656	4.44%	-	to	0.80%	8.42%	to	9.29%
Virtus SGA International Growth Series – Class A Shares
2020	7,041	5.23	to	2.57	36,568	-	-	to	0.80%	22.65%	to	23.64%
2019	7,425	4.26	to	2.08	31,174	0.83%	-	to	0.80%	17.59%	to	18.54%
2018	8,020	3.62	to	1.75	28,559	2.86%	-	to	0.80%	(17.34%)	to	(16.67%)
2017	8,768	4.38	to	2.10	37,580	1.57%	-	to	0.80%	15.02%	to	15.95%
2016 ‡	9,432	3.81	to	1.81	35,078	0.75%	-	to	0.80%	(2.39%)	to	(1.61%)
Virtus Strategic Allocation Series – Class A Shares
2020	3,498	12.26	to	3.94	42,771	0.69%	-	to	0.80%	32.89%	to	33.96%
2019	3,694	9.22	to	2.94	33,928	1.23%	-	to	0.80%	25.04%	to	26.05%
2018 ‡	4,049	7.38	to	2.33	29,717	1.33%	-	to	0.80%	(6.65%)	to	(5.89%)
2017	4,583	7.90	to	2.48	35,974	1.88%	-	to	0.80%	18.02%	to	18.97%
2016	5,104	6.70	to	2.08	33,879	1.66%	-	to	0.80%	0.02%	to	0.82%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Wanger International
2020	3,157	8.02	to	5.50	25,604	2.01%	-	to	0.80%	13.45%	to	14.36%
2019	3,404	7.07	to	4.81	24,270	0.82%	-	to	0.80%	28.95%	to	29.99%
2018	3,780	5.48	to	3.70	20,804	2.03%	-	to	0.80%	(18.36%)	to	(17.70%)
2017	4,186	6.72	to	4.49	28,118	1.20%	-	to	0.80%	31.85%	to	32.91%
2016 ‡	4,818	5.10	to	3.07	24,355	1.15%	-	to	0.80%	(2.19%)	to	(1.41%)
Wanger Select
2020	1,375	6.92	to	7.06	10,845	0.76%	-	to	0.80%	25.64%	to	26.65%
2019	1,474	5.51	to	5.57	9,237	0.07%	-	to	0.80%	28.27%	to	29.30%
2018	1,582	4.29	to	4.31	7,727	0.17%	-	to	0.80%	(13.12%)	to	(12.41%)
2017	1,697	4.94	to	4.92	9,464	0.18%	-	to	0.80%	25.66%	to	26.67%
2016	1,805	3.93	to	3.89	8,024	0.17%	-	to	0.80%	12.45%	to	13.36%
Wanger USA
2020	4,691	10.24	to	7.85	49,491	-	-	to	0.80%	23.23%	to	24.23%
2019	5,193	8.30	to	6.32	44,287	0.26%	-	to	0.80%	30.05%	to	31.10%
2018 ‡	5,681	6.38	to	4.82	37,119	0.09%	-	to	0.80%	(2.25%)	to	(1.46%)
2017	6,235	6.53	to	4.89	41,434	-	-	to	0.80%	18.63%	to	19.58%
2016	7,029	5.51	to	4.09	39,114	-	-	to	0.80%	12.78%	to	13.69%

‡For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.
*Amount is less than 500 units, $500 in net assets, .0005% of total return, or 0.005% of investment income ratio.
[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of expenses of the underlying Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The unit value and total returns labeled ‘highest’ correspond with the product with the lowest expense ratio. The unit value and total return labeled ‘lowest’ correspond with the product with the highest expense ratio. There may be times that a product and/ or Fund are not active throughout the entire period indicated, in which case, those unit values and/or total returns may fall outside the range presented. Also, there may be times where the product with the lowest expense ratio has a lower unit value and/or total return shown than the product with the highest expense ratio. This can be caused by product and fund offerings starting at different unit values and at different points in time.

[4]From inception April 30, 2019 to December 31, 2019.	[7]From inception October 19, 2018 to December 31, 2018.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions
Related Party Transactions
NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Charges and Deductions
NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NNY for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – In accordance with terms of the contracts, NNY makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for the various plans offered by NNY:

Plan	Admin Charge
Corporate Edge	$10
Estate Edge	$20 (face amounts up to $400,000)
$0.05 per $1000 of face amount (face amounts of $400,001 to $1,600,000)
$80 (face amounts of greater than $1,600,000)
Estate Strategies	$7.50 plus $0.02 per $1,000 of face amount
Executive Benefit VUL	$10
ICAP+* (Policy years 1-8)	.55% of the daily net asset value of the sub-account on annual basis
ICAP+* (Policy years 8+)	.20% of the daily net asset value of the sub-account on annual basis
Joint Edge	$10
Phoenix Benefit Choice VUL	$7
Phoenix Executive VUL (08XVUL)	$20
Phoenix Executive VUL (V614)	$10
Flex Edge Success	$10
Flex Edge	$10
Individual Edge	$10
Phoenix Joint Edge VUL	$10
RSVP Variable Life	$5
The Phoenix Edge	$10
The Phoenix Edge SPVL	None
* ICAP maximum is on an annual basis

Contract Surrender Charge – In accordance with terms of the contracts, NCNY charges a deduction for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary. Below is a table that summarizes the surrender charge schedule for the various plans offered by NNY:

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions (Continued)
Plan	Surrender Charge
Corporate Edge	None
Estate Edge	9 year schedule – level for 6 years then decreasing to zero by year 10
Estate Strategies	5 year schedule – decreasing to zero by year 6
Executive Benefit VUL	None
ICAP +	Contingent Deferred Sales Charge - 8 year period, decreasing to zero in year 9
Joint Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Benefit Choice VUL	10 year schedule for base policy, 15 year schedule for level term rider
Phoenix Executive VUL (08XVUL)	None
Phoenix Executive VUL (V614)	None
Flex Edge Success	10 year schedule – level for 5 years then decreasing to zero by year 11
Flex Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Individual Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Joint Edge VUL	10 year schedule
RSVP Variable Life	10 year period, level for 6 years and decreasing to zero by year 11
The Phoenix Edge	None, other than any unpaid policy charges in years 1-10
The Phoenix Edge SPVL	9 years, decreasing %, decreases to 0% in year 10

Cost of Insurance Charge – In accordance with terms of the contracts, NNY makes monthly deductions for costs of insurance to cover NNY's anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary.
Monthly Mortality and Expense Risk Charge (“M&E” Fees) – The mortality and expense risk charge is typically deducted daily from contract value allocated to the variable sub-accounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, Nassau will make either monthly or daily deductions.
All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2020 and 2019 were $40,784,378 and $42,553,508, respectively.
B.    Optional Rider and Benefit Charges
NNY may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.
C.    Daily M&E and Administrative Fees
As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable sub-accounts. These expenses are included in separate line items “Mortality and Expense Fees” and “Administrative Fees” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values. The total aggregate expense for the period ended December 31, 2020 was $3,176,006.
Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for the various plans offered by NNY:

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Corporate Edge and Phoenix Executive VUL		0.90%
Estate Edge (Years 1-15)	0.80%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions (Continued)
	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Estate Edge (Years 16+)	0.25%
Estate Strategies	0.40%
Executive Benefit VUL		0.90%
Flex Edge (Years 1-15)	0.80%
Flex Edge (Years 16+)	0.25%
Flex Edge Success (Years 1-15)	0.80%
Flex Edge Success (Years 16+)	0.25%
ICAP+ (Years 1-8)	0.60%
ICAP+ (Years 8+)	0.25%
Individual Edge (Year 1-15)	0.80%
Individual Edge (Years 16+)	0.25%
Joint Edge (Years 1 -15)	0.80%
Joint Edge (Years 16+)	0.25%
Phoenix Benefit Choice VUL (Years 1-20)		0.50%
Phoenix Benefit Choice VUL (Years 21+)		0.25%
Phoenix Express VUL	0.48%
Phoenix Joint Edge VUL (Years 1-20)		0.50%
Phoenix Joint Edge VUL (Years 21+)		0.25%
RSVP Variable Life	0.60%
The Phoenix Edge	0.50%
The Phoenix Edge - SPVL		0.80%
D.    Other Charges
NNY may deduct other charges depending on the policy terms.
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
NNY intends that each of the investment options shall comply with the diversification requirements.
Regulatory Matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of NCNY and NNY and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. It is believed that the outcome of any current known regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Separate Account beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.
Note 9—Mergers, Liquidations, and Name Changes
A.    Mergers
On January 20, 2020 the SA BlackRock Multi-Asset Income Portfolio –Class 1 Fund merged into Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund.
On April 30, 2019, Neuberger Berman AMT Guardian Portfolio Class S merged into AMT Sustainable Equity Portfolio Class S.
B.    Liquidations
There were no liquidations in 2019 or 2020.
C.    Name Changes
Effective February 14, 2020, the Virtus Duff & Phelps International Series A Fund was renamed the Virtus SGA International Growth Series A Fund.
Effective May 1, 2020, the Federated Fund for U.S. Government Securities II Fund was renamed the Federated Hermes Fund for U.S. Government Securities II Fund.
Effective May 1, 2020, the Federated Government Money Fund II Fund was renamed the Federated Hermes Government Money Fund II Fund.
Effective May 1, 2020, the Federated High Income Bond Fund II Fund was renamed the Federated Hermes High Income Bond Fund II Fund.
Effective September 1, 2020, the Virtus Rampart Enhanced Core Equity Series A Fund was renamed the Virtus KAR Enhanced Core Equity Series A Fund.
Effective May 28, 2019, the Oppenheimer Capital Appreciation Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Capital Appreciation Fund.
Effective May 28, 2019, the Oppenheimer Global Fund/VA - Service Shares - Service Shares was renamed the Invesco Oppenheimer V.I. Global Fund.
Effective May 28, 2019, the Oppenheimer Main Street Small Cap Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Main Street Small Cap Fund.
Note 10—Covid
The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. These conditions directly and indirectly affect the companies in which Nassau Life Insurance Company’s underlying Funds invests, which has impacted the valuation of the Fund. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 10—Covid  (Continued)
available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on Separate Account A at this time, although it could be material. To date Fund shares continue to be redeemed in the normal course of business at the current NAV.
Note 11—Subsequent Events
We have evaluated events subsequent to December 31, 2020 and through the financial statement issuance date. There were no subsequent events requiring disclosure.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nassau Life Insurance Company
and Contract Owners of Nassau Life Variable Universal Life Account:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise Nassau Life Variable Universal Life Account (the Separate Account) as of December 31, 2020, the related statements of operations for the year or period then ended (as described in the Appendix), the statements of changes in net assets for each of the years or periods (as described in theAppendix) in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2020, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.
Hartford, Connecticut
April 23, 2021

Appendix
Unless noted otherwise, statements of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period ended December 31, 2020.
Alger Capital Appreciation Portfolio – Class I-2 Shares
AMT Sustainable Equity Portfolio – Class S (2)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
DWS Equity 500 Index VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Hermes Fund for U.S. Government Securities II (1)
Federated Hermes Government Money Fund II – Service Shares (1)
Federated Hermes High Income Bond Fund II – Primary Shares (1)
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund (3)
Guggenheim VT Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund (1)
Invesco Oppenheimer V.I. Global Fund (1)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®(1)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Equity and Income Fund – Series II Shares
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Morningstar Balanced ETF Asset Allocation Portfolio – Class II
Morningstar Growth ETF Asset Allocation Portfolio – Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Nova Fund
SA AB Growth Portfolio
SA Wellington Capital Appreciation Portfolio – Class 1
SA Wellington Government and Quality Bond Portfolio – Class 1
SA Wellington Multi-Asset Income Portfolio – Class 1
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
Templeton Growth VIP Fund – Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus SGA International Growth Series – Class A Shares (1)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Virtus KAR Capital Growth Series – Class A Shares
Virtus KAR Small-Cap Growth Series – Class A Shares
Virtus KAR Small-Cap Value Series – Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
Virtus KAR Enhanced Core Equity Series – Class A Shares (1)
Virtus Strategic Allocation Series – Class A Shares
Wanger International
Wanger Select
Wanger USA

(1) See Note 9 to the financial statements for the former name of the sub-account.
(2) Statement of changes in net assets for the year ended December 31, 2020 and for the period from April 30, 2019 (commencement of operations) to December 31, 2019.
(3) Statement of operations for the period from January 20, 2020 to December 31, 2020 and statement of changes in net assets for the period from January 20, 2020 to December 31, 2020.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
Nassau Life Insurance Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
KPMG LLP
1 Financial Plaza 755 Main Street, 11th Floor
Hartford, CT 06103

Nassau Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
Nassau Life Insurance Company
A member of The Nassau Companies of New York
www.nfg.com
OL4262 © 2020 The Nassau Companies of New York	12-20

Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2020, 2019 and 2018

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

We have audited the accompanying financial statements of Nassau Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by Nassau Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

1

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Nassau Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of Nassau Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Emphasis of Matter

As discussed in Note 1 and Note 20 to the financial statements, the financial statements give retroactive effect to the merger of Foresters Life Insurance and Annuity Company into Nassau Life Insurance Company on July 8, 2020 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 16, 2021

2

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2020	2019 [1]
Assets:
Bonds	$7,394,807	$8,089,866
Contract loans	2,472,236	2,441,726
Real estate, at depreciated cost	31,540	30,859
Preferred stock	66,459	95,933
Common stock	54,829	57,218
Mortgage loans	498,963	400,498
Cash, cash equivalents and short-term investments	151,011	117,696
Other invested assets	421,933	344,563
Receivables for securities	22,086	2,628
Total cash and invested assets	11,113,864	11,580,987
Deferred and uncollected premiums	62,806	68,103
Due and accrued investment income	148,894	158,448
Reinsurance recoverables	8,197	8,979
Deferred tax asset	38,523	59,272
Receivables from affiliates	4,166	10,789
Other assets	29,139	11,576
Separate account assets	2,616,179	2,560,760
Total assets	$14,021,768	$14,458,914

Liabilities:
Reserves for future policy benefits	9,833,238	10,084,027
Policyholders’ funds	448,168	452,988
Dividends to policyholders	105,907	127,878
Policy benefits in course of settlement	193,607	133,523
Amounts payable on reinsurance	19,429	16,570
Accrued expenses and general liabilities	87,404	72,549
Current federal and foreign income tax	—	26,128
Reinsurance funds withheld liability	208,043	223,290
Interest maintenance reserve (“IMR”)	108,703	100,226
Transfers to (from) separate account due and accrued	(33,517)	(34,029)
Asset valuation reserve (“AVR”)	139,269	160,684
Purchase price payable and merger adjustments	—	205,858
Separate account liabilities	2,616,179	2,560,760
Total liabilities	13,726,430	14,130,452

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	254,832	254,832
Surplus notes	126,339	126,313
Special surplus funds	2,500	2,500
Unassigned surplus	(98,333)	(65,183)
Total surplus	295,338	328,462
Total liabilities, capital and surplus	$14,021,768	$14,458,914
———————
[1]Amounts for 2019 have been restated for the merger of Nassau Life Insurance Company with Foresters Life and Annuity Company.

The accompanying notes are an integral part of these financial statements.

3

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended December 31,
	2020	2019 [1]	2018 [1]
Income:
Premium and annuity considerations	$305,951	$369,123	$529,986
Net investment income	573,404	601,375	630,123
Commissions and expense allowances on reinsurance ceded	13,795	13,239	13,191
Reserve adjustments on reinsurance ceded	(218,559)	(220,371)	(254,682)
Fees associated with separate account and other miscellaneous income	84,030	92,291	104,725
Total income	758,621	855,657	1,023,343

Current and future benefits:
Death benefits	533,380	476,843	453,083
Disability and health benefits	2,323	3,502	4,345
Annuity benefits and matured endowments	23,224	19,761	17,762
Surrender benefits	401,083	454,892	368,946
Interest on policy or contract funds	10,090	13,821	13,888
Settlement option payments	10,225	10,141	10,032
Net transfers to (from) separate accounts, net of reinsurance	(159,521)	(165,927)	(75,720)
Change in reserves for future policy benefits and policyholders’ funds	(250,251)	(212,939)	(80,353)
Total current and future benefits	570,553	600,094	711,983

Operating expenses:
Direct commissions	4,773	8,788	14,165
Commissions and expense allowances on reinsurance assumed	2,023	4,366	11,432
Premium, payroll and miscellaneous taxes	9,306	8,535	11,466
Other operating expenses	120,802	125,463	93,766
Total operating expenses	136,904	147,152	130,829
Net gain (loss) from operations before dividends and federal income taxes	51,164	108,411	180,531
Dividends to policyholders	60,967	87,430	78,308
Net gain from operations after dividends and before federal income taxes	(9,803)	20,981	102,223
Federal and foreign income tax expense (benefit)	(38,902)	14,854	776
Net gain from operations before realized capital gains (losses)	29,099	6,127	101,447
Realized capital gains (losses), net of income taxes and IMR	(40,813)	(6,580)	(992)
Net income (loss)	(11,714)	(453)	100,455

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(6,621)	14,950	24,872
Change in deferred income taxes	(7,851)	14,838	(16,024)
Change in non-admitted assets	(10,484)	(10,782)	21,583
Change in asset valuation reserve	21,414	1,294	4,128
Change in surplus notes	26	26	26
Dividends to stockholder	—	(60,000)	(65,000)
Other surplus changes, net	(13,796)	(11,157)	(3,761)
Merger adjustments	(4,098)	(32,328)	(120,451)
Capital contribution	—	17,000	—
Net increase (decrease) in capital and surplus	(33,124)	(66,612)	(54,172)
Capital and surplus, beginning of year	328,462	395,074	449,246
Capital and surplus, end of year	$295,338	$328,462	$395,074
———————
[1]Amounts for 2019 and 2018 have been restated for the merger of Nassau Life Insurance Company with Foresters Life and Annuity Company.

The accompanying notes are an integral part of these financial statements.

4

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the Years Ended December 31,
	2020	2019 [1]	2018 [1]
Cash provided by (used for) operations:
Premiums	$386,925	$450,593	$609,853
Investment and other income	615,274	635,718	638,225
Claims and benefits	(1,133,784)	(1,206,933)	(1,060,120)
Dividends paid	(123,147)	(117,317)	(122,812)
Commissions and other expenses	(116,323)	(137,648)	(173,825)
Net transfers from separate accounts	159,392	161,516	76,812
Federal income taxes recovered (paid)	(9,343)	(484)	(40,063)
Net cash provided by (used for) operations	(221,006)	(214,555)	(71,930)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	1,767,322	1,142,164	1,435,323
Proceeds from sales, maturities and repayments of stocks	61,027	95,822	42,467
Proceeds from sales, maturities and repayments of other invested assets	32,377	450,797	100,771
Proceeds from sales, maturities and repayments of other investments	21,281	9,934	2,197
Cost of bonds acquired	(1,160,128)	(1,051,817)	(1,422,986)
Cost of stocks acquired	(241,290)	(59,117)	(42,257)
Cost of mortgage loans acquired	(106,217)	(136,520)	(181,174)
Cost of other invested assets acquired	(72,653)	(170,339)	(80,027)
Cost of other investments acquired	(3,252)	(2,969)	(1,775)
Net decrease (increase) in contract loans	(30,510)	(9,356)	7,396
Net cash provided by (used for) investments	267,957	268,599	(140,065)

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	—	17,000	—
Net deposits (withdrawals) of deposit-type contracts	(11,916)	(29,770)	(10,903)
Dividends to stockholder	—	(60,000)	(65,000)
Other cash provided (applied)	(1,720)	24,201	(4,779)
Net cash provided by (used for) financing and miscellaneous uses	(13,636)	(48,569)	(80,682)
Net increase (decrease) in cash and short-term investments	33,315	5,475	(292,677)
Cash and short-term investments, beginning of year	117,696	112,221	404,898
Cash and short-term investments, end of year	$151,011	$117,696	$112,221
———————
[1]Amounts for 2019 and 2018 have been restated for the merger of Nassau Life Insurance Company with Foresters Life and Annuity Company.

The accompanying notes are an integral part of these financial statements.

5

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Phoenix Mutual Life Insurance Company was organized in Connecticut in 1851. In 1992, in connection with its merger with Home Life Insurance Company, the Company re-domiciled to New York and changed its name to Phoenix Home Life Mutual Insurance Company, or Phoenix Home Life. On June 25, 2001, the effective date of its demutualization, Phoenix Home Life converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. (“Phoenix”), a publicly owned holding company traded on the New York Stock Exchange, and changed its name to Phoenix Life Insurance Company (“PLIC”). As a result of this conversion, PLIC stopped writing traditional participating life insurance business. PLIC also established a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business to protect the future dividends of these policyholders.

On June 20, 2016, Nassau Insurance Group Holdings L.P. (“Nassau” or “Nassau Re”) completed its acquisition of the Nassau Companies of New York (“NCNY” or the “Parent”) after receipt of insurance regulatory approvals from the Connecticut Insurance Department and the New York Department of Financial Services (“NYDFS” or the “Department”). Founded in April 2015, Nassau Re is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. Effective March 31, 2019, Nassau Insurance Group Holdings, L.P. (formerly known as Nassau Reinsurance Group Holdings L.P.) contributed NCNY to The Nassau Companies.

Effective October 10, 2018, PLIC changed its name to Nassau Life Insurance Company (“NNY” or the “Company”). Effective November 13, 2018, the Company’s Parent, The Phoenix Companies, Inc. (“Phoenix”), changed its name to The Nassau Companies of New York. The financial statements of NNY are presented on the basis of accounting practices prescribed or permitted by the NYDFS.

On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of Foresters Life Insurance and Annuity Company (“FLIAC” or “Foresters”) and Foresters Financial Holding Company, Inc. from The Independent Order of Foresters, after receipt of insurance regulatory approval by the NYDFS. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for FLIAC were retained, and the accounts of NNY were restated to include the accounts of FLIAC. FLIAC is a provider of life insurance and annuity products with more than 100,000 policyholders throughout the United States and over $2.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to the demutualization and are part of the Closed Block. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

As is customary in the life insurance industry, the reinsurance program is designed to protect against adverse mortality experience generally and to reduce the potential loss from a death claim on any one life. Risk is ceded to other insurers under various agreements that cover life insurance policies. The amount of risk ceded depends on an evaluation of the specific risk and applicable retention limits.

6

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. The Company has seen COVID-19 impacts on mortality in its life business as well as the investment portfolio, including lower net investment income and impairment losses on certain fixed maturity investments. However, it is still too early for the Company to fully assess the impact of the pandemic on long-term policyholder behavior and underwriting risks and the long-term impact on the Company’s investments. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on its operations and financial statements at this time, although it could be material.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements are prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.

7

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and
•acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

Pursuant to Interpretation of the Statutory Principles Working Group (INT) 20-10, non-conforming credit tenant loans (“CTLs”) that are filed with the NAIC Securities Valuation Office (“SVO”) by February 15, 2021 are permitted to be reported as long-term bonds for the year ended December 31, 2020. As these permitted practices are promulgated by the NAIC, they are not NYDFS permitted practices. However, per INT 20-10, any such non-conforming CTLs shall be disclosed as a permitted practice with two separate entries that detail non-conforming CTLs that were reported as long-term bonds on one line, and non-conforming CTLs that were not reported as other invested assets on a separate line within the table detailing practices prescribed and permitted.

For the year ended December 31, 2020, the Company had 44 non-conforming CTLs reported as long-term bonds in accordance with the limited time exception provided in INT 20-10. As the SVO-issued designations have not yet been received, these CTLs were reported with credit provider ratings that reflected equivalent NAIC-1 designations for 42 of these securities with two reported with NAIC-2 designations. The net impact of this provision to statutory surplus is zero as shown in the table below:

Surplus	SSAP #	2020

NNY state basis		$295,338
NAIC permitted practice:
Bonds	43R	79,505
Other invested assets	21R	(79,505)
NAIC SAP		$295,338

8

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates. Significant estimates and assumptions are made in the determination of insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32 Preferred Stock and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. The revisions are effective January 1, 2021 and the Company is assessing the potential impact of the pronouncement.

The Company did not adopt any accounting standards during 2020 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report RBC under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

NCNY committed to its insurance regulator to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through 2023. As of December 31, 2020, RBC was in excess of 300%, but the surplus to policyholder reserves ratio was 3.19%. A lower surplus to policyholder reserves ratio was expected, and is primarily due to the acquisition of FLIAC. The difference in surplus between the current ratio and a 3.5% ratio is approximately $30 million.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements.

9

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $25.3 million in 2021. During the year ended December 31, 2020, NNY did not declare or pay any dividends to its Parent.

NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future. As a result of Nassau’s acquisition of the Company, Nassau committed to the NYDFS that it would seek prior approval for any dividends paid by NNY for a period of seven years.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable and non-redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost. Those with a designation of 4-6 are carried at the lower of amortized cost or fair value.

Common stock is carried at fair value.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries.

10

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

11

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

The Company values qualified hedges at cost and changes in the value of these hedges are reflected directly through net investment income. For interest rate swaps used to hedge the cash flow variability or reinvestment risks associated with asset purchases, the impact is reflected through net investment income as the difference between income between bond coupons and swap payments.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transaction.

The Company had no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $1.2 million and $0.9 million due and accrued investment income non-admitted at December 31, 2020 and 2019, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2020 and 2019 were $74.9 million and $64.4 million, respectively. Changes for the years ended December 31, 2020, 2019 and 2018 increased (decreased) surplus by $10.5 million, $(10.8) million and $21.6 million, respectively.

12

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with Valuation Method 21 (“VM-21”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and NYDFS Insurance Regulation 213 (“Reg 213”) to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (SSA) and theVM-21 reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2020, the Company calculated its reserves for variable annuity products under Reg 213 with the SSA exceeding the VM-21 reserve. As of December 31, 2019, the Company calculated its reserves for variable annuity products under the SSA of AG43, which exceeded the Conditional Tail Expectation Amount (CTE) scenario.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

13

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Premium income and related expenses

Generally, premium income and annuity consideration for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from the separate accounts.

Stockholder dividends

During 2020, 2019 and 2018, the Company paid cash dividends of $0, $60.0 million and $65.0 million, respectively, to its Parent. 2018 included $5.0 million of dividends paid by FLIAC to its former parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of NCNY and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $7.2 million, $5.7 million and $8.4 million for 2020, 2019 and 2018, respectively.

14

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Nassau Re employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $1.0 million, $1.1 million and $0.8 million for 2020, 2019 and 2018, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0.2 million and $18.6 million for 2020, 2019 and 2018, respectively. 2018 included the impact from a curtailment of benefits.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains (losses) was $7.4 million, $56.9 million and $97.8 million as of December 31, 2020, 2019 and 2018, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, in accordance with the change in control discussed in Footnote 1, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2020, 2019 and 2018:

•$68.2 million, $82.7 million and $79.7 million of non-cash investment exchanges as of December 31, 2020, 2019 and 2018, respectively.

15

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business.

Foresters acquisition and merger

After NNY completed its acquisition of FLIAC, FLIAC was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for the three years presented. Refer below to Note 20 – “The Merger” for further details regarding the merger and restatement. All prior year amounts in the Notes to the Statutory Financial Statements have also been restated to reflect the statutory merger, unless otherwise indicated.

16

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2020 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$302,360	$2,193	$(10,059)	$294,494
All other governments	69,891	12,073	(279)	81,685
States, territories and possessions	30,490	6,660	—	37,150
Political subdivisions of states, territories and possessions	82,150	14,268	(22)	96,396
Special revenue	474,939	59,360	(84)	534,215
Industrial and miscellaneous (unaffiliated)	3,826,516	613,775	(8,619)	4,431,672
Parent, subsidiaries and affiliates	16,502	140	(3,049)	13,593
Hybrid securities	137,620	11,246	(2,166)	146,700
Mortgage-backed and asset-backed securities	2,454,339	219,989	(46,349)	2,627,979
Total bonds	$7,394,807	$939,704	$(70,627)	$8,263,884

Preferred stock	$66,459	$7,256	$(3)	$73,712
Common stock	$54,829	$—	$—	$54,829

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2019 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,009	$17,676	$(755)	$256,930
All other governments	58,433	8,323	—	66,756
States, territories and possessions	305,808	23,320	(10)	329,118
Political subdivisions of states, territories and possessions	61,380	7,985	(68)	69,297
Special revenue	461,712	46,866	(277)	508,301
Industrial and miscellaneous (unaffiliated)	4,763,470	428,430	(8,924)	5,182,976
Parent, subsidiaries and affiliates	15,300	217	(2,063)	13,454
Hybrid securities	243,211	15,232	(2,716)	255,727
Mortgage-backed and asset-backed securities	1,940,543	57,040	(16,904)	1,980,679
Total bonds	$8,089,866	$605,089	$(31,717)	$8,663,238

Preferred stock	$95,933	$9,050	$—	$104,983
Common stock	$57,218	$—	$—	$57,218

17

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2020 and 2019.

The aging of temporarily impaired general account debt securities and preferred stock as of December 31, 2020 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$109,417	$(10,059)	$—	$—	$109,417	$(10,059)
All other governments	5,135	(279)	—	—	5,135	(279)
Political subdivisions	1,007	(22)	—	—	1,007	(22)
Special revenue	11,519	(84)	—	—	11,519	(84)
Industrial and miscellaneous (unaffiliated)	86,194	(8,607)	9,561	(12)	95,755	(8,619)
Parent, subsidiaries and affiliates	7,139	(1,478)	4,909	(1,571)	12,048	(3,049)
Hybrid securities	6,242	(63)	22,290	(2,103)	28,532	(2,166)
Mortgage-backed and asset-backed securities	509,488	(25,829)	137,178	(20,520)	646,666	(46,349)
Total bonds	$736,141	$(46,421)	$173,938	$(24,206)	$910,079	$(70,627)
Number of positions at unrealized loss		256		67		323

Preferred stock	$7	$(3)	$—	$—	$7	$(3)

The Company reported $25.6 million and $21.5 million of gross unrealized gains and $0.5 million and $1.0 million of gross unrealized losses related to common stock for the periods ended December 31, 2020 and 2019, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2020, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0.9 million with unrealized losses of $0.2 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $2.2 million with unrealized losses of $0.3 million.

At December 31, 2020, there are 8 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $2.0 million. Securities in an unrealized loss position for over 12 months consisted of 67 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

18

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The aging of temporarily impaired general account debt securities as of December 31, 2019 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$5,496	$(751)	$1,384	$(3)	$6,880	$(754)
Political subdivisions	3,635	(20)	2,660	(58)	6,295	(78)
Special revenue	2,189	(30)	7,003	(247)	9,192	(277)
Industrial and miscellaneous (unaffiliated)	58,407	(2,975)	97,263	(5,949)	155,670	(8,924)
Parents, subsidiaries and affiliates	9,298	(1,476)	2,805	(587)	12,103	(2,063)
Hybrid securities	3,319	(7)	32,168	(2,709)	35,487	(2,716)
Mortgage-backed and asset-backed securities	180,628	(2,065)	351,703	(14,839)	532,331	(16,904)
Total bonds	$262,972	$(7,324)	$494,986	$(24,392)	$757,958	$(31,716)
Number of positions at unrealized loss		128		180		308

For the period ended December 31, 2019, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0.7 million with unrealized losses of $0.7 million. The Company had $3.9 million common stock securities in a continuous unrealized loss position for greater than 12 months with unrealized losses of $0.3 million.

For the period ended December 31, 2019, there are 11 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months, and below investment grade unrealized losses greater than 12 months are $2.8 million.

As of December 31, 2019, securities in an unrealized loss position for over 12 months consisted of 180 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2020 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$235,011	$237,019
Due after one year through five years	1,639,606	1,723,888
Due after five years through ten years	2,420,463	2,643,536
Due after ten years	3,099,727	3,659,441
Total	$7,394,807	$8,263,884

19

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of securities other-than-temporarily impaired during the year were $14.8 million and $14.8 million as of December 31, 2020 and 2019, respectively. OTTIs were $33.2 million, $19.1 million and $11.4 million in 2020, 2019 and 2018, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2020, 2019 and 2018, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate and mortgage loans

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2020	2019

Real estate	$31,540	$30,859
Total real estate	$31,540	$30,859

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2020 and 2019, the Company had $499.0 million and $400.5 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2020 and 2019 were $1.5 million and 0.8 million, respectively.

20

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2020	2019
	(in millions)

Industrial	$50.9	$21.2
Multifamily	102.0	63.8
Office	103.3	72.0
Retail	130.3	132.6
Self-storage	22.8	19.0
Warehouse	52.7	53.0
Other	38.5	39.7
Total mortgage loans	500.5	401.3
Less: Allowance for loan losses	1.5	0.8
Net mortgage loans	$499.0	$400.5

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2020	2019
	(in millions)

East North Central	$64.6	$39.8
Middle Atlantic	26.9	21.1
Mountain	69.6	54.4
New England	3.1	3.1
Pacific	133.5	113.9
South Atlantic	102.1	89.2
West North Central	24.4	6.2
West South Central	76.3	73.6
Total mortgage loans	500.5	401.3
Less: Allowance for loan losses	1.5	0.8
Net mortgage loans	$499.0	$400.5

21

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2020
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$96.3	$—	$18.3	$26.8	$—	$—	$141.4
50% - 60%	78.9	6.2	61.3	30.5	11.6	—	188.6
60% - 70%	16.5	6.8	56.1	—	6.2	—	85.6
70% - 80%	6.2	19.0	43.3	—	—	—	68.4
80% and greater	—	—	—	8.2	6.7	—	15.0
Total	$197.8	$32.0	$179.1	$65.5	$24.5	$—	$499.0

	December 31, 2019
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$115.0	$6.4	$5.4	$—	$—	$—	$126.7
50% - 60%	25.1	16.7	71.6	24.3	—	8.4	146.1
60% - 70%	6.7	20.4	42.7	16.4	—	—	86.2
70% - 80%	—	6.2	6.3	5.8	7.0	—	25.3
80% and greater	16.1	—	—	—	—	—	16.1
Total	$163.0	$49.8	$126.0	$46.5	$7.0	$8.4	$400.5

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $373.5 million CM1 loans, $104.5 million CM2 loans, and $22.5 million CM3 loans as of December 31, 2020. The Company held $366.7 million CM1 loans and $34.6 million CM2 loans as of December 31, 2019. As of December 31, 2020, all loans were current.

During 2020, the minimum and maximum lending rates for mortgage loans were 3.4% and 12.0% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2020, 2019 and 2018.

22

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2020	2019

Private equity	$59,932	$53,982
Mezzanine partnerships	12,302	9,852
Infrastructure funds	7,613	10,946
Hedge funds	7,697	6,811
Collateralized fund obligation	97,481	97,400
Mortgage and real estate	119	871
Direct equity	126,361	129,534
Credit funds	31,589	22,105
Other alternative assets	78,839	13,062
Total other invested assets	$421,933	$344,563

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $103.7 million and $80.2 million as of December 31, 2020 and 2019, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2020	2019
Swaps:
Notional amount	$250,000	$75,000
Fair value	$(1,150)	$6,843

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $6.1 million and $9.5 million as of December 31, 2020 and 2019, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

23

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company is a member of the Federal Home Loan Bank (“FHLB”) of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $691.6 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411. Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent. During 2020, the Company had maximum collateral pledged with fair value of $0 and carrying value of $0. The amount borrowed at the time of maximum collateral was $0. As of December 31, 2020, the Company had no outstanding borrowings with the FHLB and no amounts pledged. The Company owned $2.6 million and $2.3 million of FHLB capital stock as of December 31, 2020 and 2019, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	7	11	$4,188	$8,661	$3,790	$8,818
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	1	—	—	—	40
(4) Preferred Stock - Fair Value	—	1	—	12	—	12
(5) Total (1+2+3+4)	7	13	$4,188	$8,673	$3,790	$8,870

Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2020, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were HP Communities LLC., Prudential Financial Inc., Anheuser Busch Company, Wells Fargo & Company and West Virginia University. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

24

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2020	2019	2018

Bonds	$344,089	$369,301	$384,268
Contract loans	191,145	189,004	181,713
Cash and short-term investments	1,253	5,173	1,116
Real estate, net of expenses	5,075	4,996	1,312
Preferred stock	3,397	6,260	7,496
Common stock	120	2,881	18
Mortgage loans	20,447	13,886	8,714
Other invested assets	25,037	26,030	59,449
Derivative instruments	851	443	423
Miscellaneous income	93	1,473	1,968
Amortization of IMR	12,987	12,889	14,445
Less:
Interest expense	9,086	9,912	9,773
Other investment expenses	22,004	21,049	21,026
Net investment income	$573,404	$601,375	$630,123

For the year ended December 31, 2020, the Company had 40 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.4 million. For the year ended December 31, 2019, the Company had 13 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $1.6 million. For the year ended December 31, 2018, the Company had 34 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $4.8 million.

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

25

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	Realized			Change in Unrealized
	2020	2019	2018	2020	2019	2018

Bonds	$(26,634)	$(7,752)	$2,054	$(4,453)	$1,373	$(1,252)
Preferred stock	(7,725)	(2,202)	364	44	2,332	(2,474)
Common stock	(7,525)	2,207	(235)	4,584	2,936	8,413
Mortgage loans	(668)	(258)	(540)	—	—	—
Other invested assets	547	341	(63)	(8,558)	12,275	26,851
Derivative instruments	14,340	(255)	—	(191)	—	—
Foreign exchange	1	(23)	(370)	193	8	(54)
Miscellaneous	11	223	(640)	—	—	—
	(27,653)	(7,719)	570	(8,381)	18,924	31,484
Income tax benefit (expense)	(13,160)	1,139	(1,562)	1,760	(3,974)	(6,612)
Net capital gains (losses)	$(40,813)	$(6,580)	$(992)	$(6,621)	$14,950	$24,872

Realized losses for 2020 include other-than-temporary impairments of $33.2 million, including impairments on bonds of $17.8 million, common stock of $7.6 million and preferred stock of $7.8 million. Realized losses for 2019 include impairments of $19.1 million, including impairments on bonds of $14.2 million, common stock of $1.8 million and preferred stock of $3.1 million. Realized losses for 2018 include impairments of $11.4 million, including impairments on bonds of $5.8 million, common stock of $5.6 million, preferred stock of $0 and other invested assets of $0.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2020	2019	2018

Proceeds from sales	$1,822,763	$1,317,147	$1,556,684
Gross gains on sales	92,417	35,144	22,204
Gross losses on sales	97,664	30,457	26,609

5.    Investments in Affiliates

The Company has an investment subsidiary, Nassau 2019 CFO LLC and uses the “look through” process, per Paragraph 26 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to admit the underlying assets of that subsidiary. The Company’s other subsidiary, PM Holdings, has no underlying value ascribed to it. There was no subsidiary equity that was non-admitted as of December 31, 2020 and 2019.

6.    Reserves for Future Policy Benefits

The balances for NNY’s major categories of reserves for future policy benefits and claims and settlements as of December 31 are summarized below:

26

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2020	2019
	(in thousands)

Life insurance	$9,032,753	$9,269,812
Health insurance	56,192	63,217
Total life and health insurance	9,088,945	9,333,029

Annuities	972,113	1,015,113

Subtotal	10,061,058	10,348,142
Supplementary contracts with life contingencies	85,107	84,624
All other	22,099	5,051
Total before reinsurance ceded	10,168,264	10,437,817
Less: Reinsurance ceded	335,026	353,790
Reserves for future policy benefits	$9,833,238	$10,084,027

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

The amount of individual insurance in force as of December 31, 2020 and 2019 for which the net premium exceeded the gross premium was $0.9 billion and $1.0 billion, respectively. As of December 31, 2020 and 2019, the Company carried an associated premium deficiency reserve of $4.8 million and $5.8 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

27

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$15,899	$6,611	$—	$22,510	1%
- at book value less surrender charge of 5% or more	32,171	—	—	32,171	2%
- at market value	—	—	860,648	860,648	46%
Total with market value adjustment or at fair value	48,070	6,611	860,648	915,329	49%
- at book value (minimal or no charge or adjustment)	653,530	—	—	653,530	34%
Not subject to discretionary withdrawal	308,084	—	3,457	311,541	17%
Total individual annuity actuarial reserves	1,009,684	6,611	864,105	1,880,400	100%
Less: Reinsurance ceded	8,276	—	—	8,276
Total individual annuity actuarial reserves, net of reinsurance	$1,001,408	$6,611	$864,105	$1,872,124

	2019
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$14,928	$6,930	$—	$21,858	1%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	910,676	910,676	46%
Total with market value adjustment or at fair value	14,928	6,930	910,676	932,534	47%
- at book value (minimal or no charge or adjustment)	722,467	—	—	722,467	37%
Not subject to discretionary withdrawal	304,832	—	3,166	307,998	16%
Total individual annuity actuarial reserves	1,042,227	6,930	913,842	1,962,999	100%
Less: Reinsurance ceded	8,814	—	—	8,814
Total individual annuity actuarial reserves, net of reinsurance	$1,033,413	$6,930	$913,842	$1,954,185

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,736	1,736	4%
Total with market value adjustment or at fair value	—	—	1,736	1,736	4%
- at book value (minimal or no charge or adjustment)	21,518	—	—	21,518	44%
Not subject to discretionary withdrawal	26,017	—	—	26,017	52%
Total group annuity actuarial reserves	47,535	—	1,736	49,271	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$47,535	$—	$1,736	$49,271

28

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,454	1,454	3%
Total with market value adjustment or at fair value	—	—	1,454	1,454	3%
- at book value (minimal or no charge or adjustment)	23,822	—	—	23,822	44%
Not subject to discretionary withdrawal	28,513	1	—	28,514	53%
Total group annuity actuarial reserves	52,335	1	1,454	53,790	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$52,335	$1	$1,454	$53,790

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	976	976	—%
Total with market value adjustment or at fair value	—	—	976	976	—%
- at book value (minimal or no charge or adjustment)	436,392	—	—	436,392	97%
Not subject to discretionary withdrawal	11,855	—	—	11,855	3%
Total deposit fund liabilities	448,247	—	976	449,223	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$448,247	$—	$976	$449,223

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,149	1,149	—%
Total with market value adjustment or at fair value	—	—	1,149	1,149	—%
- at book value (minimal or no charge or adjustment)	441,710	—	—	441,710	97%
Not subject to discretionary withdrawal	11,278	—	—	11,278	3%
Total deposit fund liabilities	452,988	—	1,149	454,137	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$452,988	$—	$1,149	$454,137

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2020:

29

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$963,836
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	85,107
Exhibit 7, Deposit-type contracts, line 14, column 1	448,247
Subtotal	1,497,190

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	869,726
Exhibit 3, Line 0399999, column 2	2,726
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	976
Subtotal	873,428
Combined total	$2,370,618

30

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY on a merged basis with FLIAC as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,332	$1,332	$8,512	$—	$—	$—
- Universal life	730,260	699,345	745,294	—	—	—
- Universal life with secondary guarantees	21,244	19,671	73,549	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,550,192	7,543,646	7,899,704	—	—	—
- Variable life	89,664	89,696	99,912	829,189	822,676	822,997
- Variable universal life	87,068	86,981	87,139	902,804	882,859	886,555
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	118,641	XXX	XXX	—
- Accidental death benefits	XXX	XXX	610	XXX	XXX	—
- Disability-active lives	XXX	XXX	8,421	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	21,313	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,101	XXX	XXX	—

Total (gross: direct + assumed)	8,479,760	8,440,671	9,085,196	1,731,993	1,705,535	1,709,552
Less: Reinsurance ceded	198,226	198,226	300,971	—	—	—
Total, net	$8,281,534	$8,242,445	$8,784,225	$1,731,993	$1,705,535	$1,709,552

31

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY on a stand-alone basis, excluding FLIAC, as of December 31, 2019 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,058	$1,058	$7,814	$—	$—	$—
- Universal life	664,324	653,032	756,376	—	—	—
- Universal life with secondary guarantees	21,967	19,979	69,448	—	—	—
- Indexed universal life	17	15	15	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,562,874	7,562,874	7,933,315	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	87,943	84,935	88,411	733,948	708,844	734,130
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	62,240	XXX	XXX	—
- Accidental death benefits	XXX	XXX	523	XXX	XXX	—
- Disability-active lives	XXX	XXX	4,993	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	22,835	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	4,527	XXX	XXX	—

Total (gross: direct + assumed)	8,338,183	8,321,893	8,950,497	733,948	708,844	734,130
Less: Reinsurance ceded	—	—	297,263	—	—	—
Total, net	$8,338,183	$8,321,893	$8,653,234	$733,948	$708,844	$734,130

Reconciliation of total life insurance and deposit fund liabilities for the year ended December 31, 2020:

Amount

Exhibit 5, Life insurance section, total (net)	$8,652,547
Exhibit 5, Accidental death benefits section, total (net)	596
Exhibit 5, Disability active lives section, total (net)	7,758
Exhibit 5, Disability disabled lives section, total (net)	17,317
Exhibit 5, Miscellaneous reserves section, total (net)	106,007
Subtotal	8,784,225

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,709,551
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,709,551
Combined total	$10,493,776

32

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $11.7 million and $5.7 million as of December 31, 2020 and 2019, respectively, and are included in accrued expenses and general liabilities.

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $73.3 million and $74.6 million at December 31, 2020 and 2019, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company will retrocede, and PHL will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.1 billion and $1.1 billion as of December 31, 2020 and 2019, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
33

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2020	2019	2018

Direct premiums and annuity considerations	$397,013	$486,745	$652,796
Reinsurance assumed - non-affiliate	8,260	8,774	8,848
Reinsurance assumed - affiliate	23,260	21,353	23,037
Reinsurance ceded - non-affiliate	(116,744)	(141,544)	(148,403)
Reinsurance ceded - affiliate	(5,838)	(6,205)	(6,292)
Net premiums and annuity considerations	$305,951	$369,123	$529,986

Direct commissions and expense allowance	$4,773	$8,788	$14,165
Reinsurance assumed - non-affiliate	301	244	324
Reinsurance assumed - affiliate	1,722	4,123	11,108
Reinsurance ceded - non-affiliate	(5,296)	(5,337)	(5,791)
Reinsurance ceded - affiliate	(8,399)	(7,903)	(7,400)
Net commissions and expense allowance	$(6,899)	$(85)	$12,406

Direct policy and contract claims incurred	$756,698	$684,718	$672,203
Reinsurance assumed - non-affiliate	49,865	36,408	81,154
Reinsurance assumed - affiliate	17,903	28,960	14,551
Reinsurance ceded - non affiliate	(230,480)	(223,694)	(233,389)
Reinsurance ceded - affiliate	(35,060)	(26,286)	(59,329)
Net policy and contract claims incurred	$558,926	$500,106	$475,190

Direct policy and contract claims payable	$149,775	$127,832
Reinsurance assumed - non-affiliate	62,705	20,522
Reinsurance assumed - affiliate	895	607
Reinsurance ceded - non-affiliate	(19,768)	(15,438)
Net policy and contract claims payable	$193,607	$133,523

Direct life insurance in force	$35,394,728	$37,815,845
Reinsurance assumed	2,989,602	2,955,890
Reinsurance ceded	(14,995,504)	(16,175,714)
Net insurance in force	$23,388,826	$24,596,021

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $23.7 million, $16.3 million and $17.0 million for the years ended December 31, 2020, 2019 and 2018, respectively.

34

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $21.7 million as of December 31, 2017. As of December 31, 2018, $4.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $19.1 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.4 million of unfavorable prior year development since December 31, 2017. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $19.1 million as of December 31, 2018. As of December 31, 2019, $2.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $18.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.9 million of unfavorable prior year development since December 31, 2018. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $18.0 million as of December 31, 2019. As of December 31, 2020, $2.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $15.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.2 million of favorable prior year development since December 31, 2019. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

7.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.8 million, $1.0 million and $1.3 million in 2020, 2019 and 2018, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $1.9 million as of December 31, 2020, payable as follows: 2021 - $0.6 million; 2022 - $0.5 million; 2023 - $0.5 million; 2024 - $0.3 million and 2025 - $0.

8.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2020 and 2019 was $34.2 million and $34.5 million, respectively. EDP accumulated depreciation as of December 31, 2020 and 2019 was $32.3 million and $30.2 million, respectively. Depreciation for the year ended December 31, 2020, 2019 and 2018 was $2.1 million. $3.0 million and $3.7 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $1.9 million and $4.3 million as of December 31, 2020 and 2019, respectively.

9.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2020 and 2019 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2020 and 2019 was $4.7 million and $4.6 million, respectively. Depreciation for the years ended December 31, 2020, 2019 and 2018 was $0.1 million, $0.2 million and $0.2 million, respectively. Non-admitted furniture and equipment totaled $0.3 million and $0.4 million as of December 31, 2020 and 2019, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

35

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
10.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$518	$518
Ordinary renewal	$63,051	$62,288
Total	$63,569	$62,806

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 were as follows:

Type of Business	Gross	Net of Loading

Ordinary renewal	$66,198	$68,103
Total	$66,198	$68,103

11.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2020 and 2019, the Company’s separate account statement included legally insulated assets of $2,616.2 million and $2,560.8 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2020, the general account of the Company had a maximum guarantee for separate account liabilities of $2.4 million. To compensate the general account for the risk taken, the separate account paid risk charges of $0.2 million, $0.2 million, $0.6 million, $0.6 million and $0.7 million for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively. The general account paid $0.5 million, $0.2 million, $0.6 million, $0.6 million and $1.1 million relating to separate account guarantees for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,582.0 million and $2,526.9 million as of December 31, 2020 and 2019, respectively. Separate account premiums and other considerations received were $56.2 million, $77.7 million and $115.2 million for the years ended December 31, 2020 and 2019, and 2018 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $177.5 million, $186.0 million and $134.2 million for the years ended December 31, 2020, 2019 and 2018, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

36

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds in the Statements of Income and Changes in Capital and Surplus were as follows:

	2020	2019	2018

Transfers to separate accounts	$56,232	$77,727	$115,248
Transfers from separate accounts	(215,831)	(243,367)	(190,850)
Other	78	(287)	(118)
Net transfers from separate account	(159,521)	(165,927)	(75,720)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(159,521)	$(165,927)	$(75,720)

12.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$165,585	$8,173	$173,758	$178,256	$6,235	$184,491	$(12,671)	$1,938	$(10,733)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	165,585	8,173	173,758	178,256	6,235	184,491	(12,671)	1,938	(10,733)
Less: Deferred tax assets non-admitted	57,250	8,068	65,318	48,948	—	48,948	8,302	8,068	16,370
Subtotal net admitted deferred tax assets	108,335	105	108,440	129,308	6,235	135,543	(20,973)	(6,130)	(27,103)
Less: Deferred tax liabilities	69,812	105	69,917	75,952	319	76,271	(6,140)	(214)	(6,354)
Net deferred tax assets	$38,523	$—	$38,523	$53,356	$5,916	$59,272	$(14,833)	$(5,916)	$(20,749)

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	38,523	—	38,523	53,356	5,916	59,272	(14,833)	(5,916)	(20,749)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	38,523	—	38,523	53,356	5,916	59,272	(14,833)	(5,916)	(20,749)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	51,606	XXX	XXX	58,789	XXX	XXX	(7,183)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	69,812	105	69,917	75,952	319	76,271	(6,140)	(214)	(6,354)
Deferred tax assets admitted as the result of application of SSAP 101	$108,335	$105	$108,440	$129,308	$6,235	$135,543	$(20,973)	$(6,130)	$(27,103)

2020

Ratio percentage used to determine recovery period and threshold limitation amount	661%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$256,817

37

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
For the year ended December 31, 2019, the ratio percentage and amount of adjusted capital and surplus for NNY and FLIAC on a separate-company basis are shown in the below table:

	NNY	FLIAC

Ratio percentage used to determine recovery period and threshold limitation amount	930%	963%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$391,929	$83,120

	December 31, 2020		December 31, 2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$165,585	$8,173	$178,256	$6,235	$(12,671)	$1,938
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$108,335	$105	$129,308	$6,235	$(20,973)	$(6,130)
%of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that NNY will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

38

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2020 and 2019 were as follows:

	2020	2019	Change
Current income tax:
Federal	$(38,902)	$14,854	$(53,756)
Subtotal	(38,902)	14,854	(53,756)
Federal income tax on net capital gains	13,160	(1,139)	14,299
Federal and foreign income tax expense (benefit) incurred	$(25,742)	$13,715	$(39,457)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$48,375	$52,666	$(4,291)
Investments	54,586	56,169	(1,583)
Deferred acquisition costs	29,354	31,565	(2,211)
Policyholder dividends accrual	22,061	26,473	(4,412)
Compensation and benefits accrual	3,841	3,653	188
Tax credit carryforward	—	1,136	(1,136)
Other (including items <5% of total ordinary tax assets)	7,368	6,594	774
Subtotal	165,585	178,256	(12,671)
Non-admitted	57,250	48,948	8,302
Admitted ordinary deferred tax assets	$108,335	$129,308	$(20,973)

Capital:
Investments	$5,889	$3,701	$2,188
Other (including items <5% of total capital tax assets)	2,284	2,534	(250)
Subtotal	8,173	6,235	1,938
Admitted capital deferred tax assets	105	6,235	(6,130)
Admitted deferred tax assets	$108,440	$135,543	$(27,103)

Deferred tax liabilities:
Ordinary:
Investments	$40,035	$42,360	$(2,325)
Fixed assets	2,663	2,265	398
Policyholder reserves	21,444	25,784	(4,340)
Other (including items <5% of total ordinary tax liabilities)	5,670	5,543	127
Subtotal	69,812	75,952	(6,140)

Capital:
Investments	—	237	(237)
Other (including items <5% of total ordinary tax liabilities)	105	82	23
Subtotal	105	319	(214)
Deferred tax liabilities	69,917	76,271	(6,354)
Net admitted deferred tax assets (liabilities)	$38,523	$59,272	$(20,749)
39

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(37,454)	$(7,865)	21.0%
Interest maintenance reserve	9,644	2,025	(5.4%)
Dividends received deduction	(10,092)	(2,119)	5.7%
NOL carryback	(46,201)	(9,702)	25.9%
Change in non-admitted assets	(1,157)	(243)	0.6%
Other, including prior year true-up	63	13	—%
Total statutory income tax	$(85,197)	$(17,891)	47.8%

Federal income taxes incurred		$(38,902)	103.9%
Tax on capital gains/(losses)		13,160	(35.1%)
Change in net deferred income tax expense/(benefit)		7,851	(21.0%)
Total statutory income tax		$(17,891)	47.8%

	December 31, 2019
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$13,263	$2,785	21.0%
Interest maintenance reserve	105	22	0.2%
Dividends received deduction	(12,655)	(2,658)	(20.0%)
Change in non-admitted assets	(4,293)	(902)	(6.8%)
Other, including prior year true-up	(1,767)	(371)	(2.8%)
Total statutory income tax	$(5,347)	$(1,123)	(8.5%)

Federal income taxes incurred		$17,437	131.5%
Tax on capital gains/(losses)		(1,139)	(8.6%)
Prior year overaccrual/(underaccrual)		(2,583)	(19.5%)
Change in net deferred income tax expense/(benefit)		(14,838)	(111.9%)
Total statutory income tax		$(1,123)	(8.5%)

40

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2018
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$102,792	$21,586	21.0%
Interest maintenance reserve	(15,028)	(3,156)	(3.1%)
Dividends received deduction	(7,924)	(1,664)	(1.6%)
Return to provision	6,449	1,354	1.3%
Change in non-admitted assets	4,413	927	0.9%
Rate change	(7,388)	(1,551)	(1.5%)
Other, including prior year true-up	4,123	865	0.8%
Total statutory income tax	$87,437	$18,361	17.9%

Federal income taxes incurred		$3,300	3.2%
Tax on capital gains/(losses)		1,561	1.5%
Prior year overaccrual/(underaccrual)		(2,524)	(2.5%)
Change in net deferred income tax expense/(benefit)		16,024	15.6%
Total statutory income tax		$18,361	17.9%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2020	2019

The Company had net operating losses of	$—	$—
The Company had capital loss carryforwards of	—	—
The Company had alternative minimum tax credit carryforwards of	—	1,136

As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed and the related AMT credits were fully refunded in 2020. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The company has no recoupment benefit available for 2018, 2019 or 2020 tax years.

The Company had no net operating losses as of December 31, 2020.

The Company has no income tax expense for 2020, 2019 and 2018 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2020 or 2019.

The Company is subject to U.S. federal income tax examinations by tax authorities for years 2016 and after. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

41

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2020 and 2019. As of December 31, 2020, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

On July 1, 2020, The Company completed its acquisition of FLIAC. Effective July 8, 2020, FLIAC merged into the Company pursuant to a merger agreement. See Note 1 to these financial statements for additional information regarding the acquisition.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2020:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The TCJA provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is eligible to join as members of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2020 and 2019. Accordingly, the BEAT liability was $0 for the years ended December 31, 2020 and 2019.

	2020	2019
Gross AMT credit recognized as:
Current year recoverable	$1,135,752	$1,135,752
Deferred tax asset	—	1,135,752
Beginning balance of AMT credit carryforward	1,135,752	2,271,504
Amounts recovered	1,135,752	1,135,752
Ending balance of AMT credit	$—	$1,135,752
Reporting entity ending balance	$—	$1,135,752

13.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $97.9 million, $93.1 million and $88.1 million for the years ended December 31, 2020, 2019 and 2018, respectively. The amounts payable to NCNY were $3.9 million and $5.2 million as of December 31, 2020 and 2019, respectively.

42

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
1851 Securities, Inc. (“1851”), a wholly owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.9 million, $3.3 million and $3.7 million for the years ended December 31, 2020, 2019 and 2018, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2020 and 2019.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.3 million, $44.6 million and $54.0 million for the years ended December 31, 2020, 2019 and 2018, respectively. Commissions paid by the Company on behalf of NLA were $74.9 million, $28.2 million and $0 for the years ended December 31, 2020, 2019 and 2018. The Company had amounts receivable from PHL and NLA of $0.2 million and $3.3 million as of December 31, 2020, respectively. The Company had amounts receivable from PHL and NLA of $1.1 million and $3.7 million as of December 31, 2019, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $17.8 million, $17.2 million and $17.5 million as of December 31, 2020, 2019 and 2018, respectively. Amounts receivable from NAMCO were $0 and $0.1 million for the years ended December 31, 2020 and 2019, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., and Nassau 2020-I Ltd. (the “Nassau CLOs”) totaling $114.3 million par with a fair value of $63.2 million and $87.0 million par with a fair value of $54.7 million at December 31, 2020 and 2019, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC, an affiliate of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $23.3 million and $21.1 million at December 31, 2020 and 2019, respectively, and a fair value of $13.6 million and $13.5 million at December 31, 2020 and 2019, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $13.1 million and $14.9 million at December 31, 2020 and 2019, respectively, and a fair value of $13.4 million and $14.9 million at December 31, 2020 and 2019, respectively, and recognized $1.1 million and $0.4 million of net investment income for the years ended December 31, 2020 and 2019, respectively. The Company’s equity investment in Nassau CFO was $97.0 million and $97.4 million at December 31, 2020 and 2019, respectively, and the Company recorded net investment income from Nassau CFO of $20.1 million and $17.0 million for the years ended December 31, 2020 and 2019, respectively.

PHL provides premium processing services for the Company, wherein PHL receives payments on the Company’s annuity contracts and forwards those payments to the Company. In connection with these services, the Company had amounts receivable from PHL of $0 and $5.2 million as of December 31, 2020 and 2019, respectively. PHL did not charge any fees for this service.

Prior to the merger, FLIAC and certain former affiliates of FLIAC, under various cost sharing allocation agreements, shared office space, data processing and other facilities and management personnel. Charges for these services were based upon FLIAC’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2019 and 2018, FLIAC incurred approximately $4.5 million and $4.2 million, respectively, for these services. FLIAC paid a former affiliate $7.4 million and $20.8 million during 2019 and 2018, respectively for commissions relating to the sale of its products. In addition, FLIAC incurred $4.3 million in 2019 and $0.5 million in 2018 for management fees paid to its former parent.

See Note 6 for additional information on reinsurance agreements with affiliates.

43

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2020, no amounts were overdue.

14.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.
The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

44

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

45

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$624	$6,891	$7,515
Preferred stock	—	—	14,265	14,265
Common stock [1]	2,731	—	52,098	54,829
Subtotal	2,731	624	73,254	76,609

Derivative assets	—	390	—	390
Separate account assets	2,611,254	4,925	—	2,616,179
Total assets at fair value	$2,613,985	$5,939	$73,254	$2,693,178

Liabilities at fair value:
Derivative liabilities	$—	$1,540	$—	$1,540
Total liabilities at fair value	$—	$1,540	$—	$1,540
———————
[1]Includes $2,648 Class A Membership FHLB common stock.

	2019
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$18,925	$4,611	$23,536
Preferred stock	—	—	9,370	9,370
Common stock [1]	96	2,297	54,825	57,218
Subtotal	96	21,222	68,806	90,124

Derivative assets	—	6,843	—	6,843
Separate account assets	2,553,576	7,184	—	2,560,760
Total assets at fair value	$2,553,672	$35,249	$68,806	$2,657,727
———————
[1]Includes $2,297 Class A Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

46

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2020	2019
Level 3 Assets:
Balance, beginning of period	$68,806	$70,097
Purchases	15,653	12,905
Sales	(22,148)	(3,977)
Settlements	(4,192)	—
Transfers into Level 3	23,719	5,862
Transfers out of Level 3	(7,609)	(16,957)
Realized gains (losses)	(2,915)	(3,561)
Unrealized gains (losses)	1,940	4,437
Balance, end of period	$73,254	$68,806

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2020 and 2019 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2020 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2019 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2020 and 2019.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$8,263,884	$7,394,807	$—	$5,794,387	$2,469,497	$—
Preferred stock	73,712	66,459	—	40,363	33,349	—
Common stock	54,829	54,829	2,730	—	52,099	—
Mortgage loans	519,631	498,963	—	—	519,631	—
Surplus debentures & capcos	92,892	78,839	—	81,860	11,032	—
Cash, cash equivalents & short terms	151,041	151,011	144,554	6	6,481	—
Derivatives	390	—	—	390	—	—
Separate account assets	2,616,179	2,616,179	2,611,254	4,925	—	—
Total financial instruments	$11,772,558	$10,861,087	$2,758,538	$5,921,931	$3,092,089	$—

As of December 31, 2020, the Company had no investments where it is not practicable to estimate fair value.

47

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2019 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$8,663,238	$8,089,866	$—	$6,232,721	$2,430,517	$—
Preferred stock	104,983	95,933	—	65,203	39,780	—
Common stock	57,218	57,218	96	2,297	54,825	—
Mortgage loans	406,978	400,498	—	—	406,978	—
Surplus debentures & capcos	15,000	13,062	—	3,872	11,128	—
Cash, cash equivalents & short terms	117,696	117,696	117,696	—	—	—
Derivatives	6,843	—	—	6,843	—	—
Separate account assets	2,560,760	2,560,760	2,553,576	7,184	—	—
Total financial instruments	$11,932,716	$11,335,033	$2,671,368	$6,318,120	$2,943,228	$—

As of December 31, 2019, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2020 and 2019, Level 3 bonds were primarily private placement debt securities priced using our internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

15.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2020 and 2019 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. No affiliate holds any portion of the notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.3	$126.3	$—
Total			$175.0		$126.3	$126.3	$—

48

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$162.6	N/A	$—	$48.3	12/15/2034
Total	$9.1	$162.6		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

16.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

49

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
17.    Other Commitments

The Company has an outstanding commitment to purchase $50.0 million in investment grade rated infrastructure bonds through an outside investment advisor. The commitment currently expires on January 5, 2022. The arrangement may be terminated prior to funding the committed amount at the discretion of the Company subject to certain standard provisions for notice and immaterial fees. As of December 31, 2020, $46.2 million has been funded.

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2020, the Company had unfunded commitments of $103.7 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2020, the Company had open commitments of $36.4 million.

18.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2020 and 2019, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2020	2019	2020	2019

Swaps	$250,000	$75,000	$—	$—
Total	$250,000	$75,000	$—	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2020, the Company held $13.7 million of collateral.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

19.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2020 and 2019 were $2.5 million.

50

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)

20.    The Merger

On July 1, 2020, NNY completed its acquisition of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company from The Independent Order of Foresters, for a purchase price of $207.8 million after receipt of insurance regulatory approval by the NYDFS on June 17, 2020. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of FLIAC was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2020 (the date of the last quarterly filings for NNY and FLIAC) were as follows (in millions):

	NNY	FLIAC

Revenue	$340.4	$54.6
Net income (loss)	$(14.1)	$3.8
Other surplus adjustments	$(13.3)	$—

The Statement of Admitted Assets, Liabilities, Capital and Surplus previously reported for the year ended December 31, 2019 and the Statements of Income and Changes in Capital and Surplus and the Statements of Cash Flows as of and for all years ended December 31, 2019 and December 31, 2018 have been restated for the Merger in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors.

The statutory merger adjustment of $120.5 million reported as a change to capital and surplus in 2018 includes an amount of $207.8 million that represents the agreed purchase price for FLIAC, net of FLIAC’s statutory surplus as of January 1, 2018 (the earliest period presented) and net of FLIAC’s net income and surplus changes (primarily capital contributions received from FLIAC’s former parent) reported in these financial statements through the acquisition date of July 1, 2020. For 2020 and 2019, the merger adjustments line includes $4.1 million and $32.3 million, respectively, as reductions to capital and surplus related to FLIAC’s net income and other surplus changes in each of those years. In addition to the historical balances of FLIAC that have been combined in the merger restatement, the December 31, 2019 Statement of Admitted Assets, Liabilities, Capital and Surplus includes a liability for the purchase price paid on July 1, 2020, adjusted for the 2020 pre-acquisition net income and surplus changes discussed above.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2020 and through April 16, 2021, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

51

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$302,316	$294,494	$302,360
States, municipalities and political subdivisions	30,490	37,150	30,490
Foreign governments	69,891	81,685	69,891
All other corporate bonds [1]	6,893,255	7,760,449	6,890,997
Redeemable preferred stock	—	—	—
Total fixed maturities	7,295,952	8,173,778	7,293,738
Equity securities:
Common stock:
Industrial, miscellaneous and all other	29,668	54,829	54,829
Nonredeemable preferred stock	66,968	73,712	66,459
Total equity securities	96,636	128,541	121,288
Mortgage loans	498,963	518,133	498,963
Real estate, at depreciated cost	31,540	XXX	31,540
Contract loans	2,472,236	XXX	2,472,236
Other invested assets [2]	425,704	439,757	421,933
Cash and short-term investments	151,011	151,040	151,011
Receivables for securities	22,085	XXX	22,085
Total cash and invested assets	$10,994,127		$11,012,794
———————
[1] Amortized cost and fair value amounts exclude $103,699 and $90,105, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $3,770 of non-admitted other invested assets.

See accompanying independent auditors’ report.

52

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2019    (continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$285,249	$303,620	$285,249
States, municipalities and political subdivisions	1,201,516	1,288,412	1,201,516
Foreign governments	58,433	66,756	58,433
All other corporate bonds [1]	6,529,368	6,990,994	6,544,668
Redeemable preferred stock	997	3,225	997
Total fixed maturities	8,075,563	8,653,007	8,090,863
Equity securities:
Common stock:
Industrial, miscellaneous and all other	57,218	57,218	57,218
Nonredeemable preferred stock	94,936	101,758	94,936
Total equity securities	152,154	158,976	152,154
Mortgage loans	400,498	406,978	400,498
Real estate, at depreciated cost	30,859	XXX	30,859
Contract loans	2,441,726	XXX	2,441,726
Other invested assets [2]	349,537	351,476	344,563
Cash and short-term investments	117,696	117,696	117,696
Receivables for securities	2,628	XXX	2,628
Total cash and invested assets	$11,570,661		$11,580,987
———————
[1] Amortized cost and fair value amounts exclude $15,300 and $13,455, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,974 of non-admitted other invested assets.

See accompanying independent auditors’ report.

53

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2020 and 2019
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2020:
Insurance Segment	$10,387,313	$193,607	$305,951	$573,404	$570,553	$136,904

2019:
Insurance Segment	$10,664,893	$133,523	369,123	$601,375	$600,094	$147,152

2018:
Insurance Segment			$529,986	$630,123	$711,983	$130,829

See accompanying independent auditors’ report.

54

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2020, 2019 and 2018
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2020	$35,394,728	$14,995,504	$2,989,602	$23,388,826	13%
2019	37,815,845	16,175,714	2,955,890	24,596,021	12%
2018	40,349,451	19,739,025	2,927,687	23,538,113	12%

Life insurance premiums:
2020	$397,013	$122,582	$31,520	$305,951	10%
2019	486,745	147,749	30,127	369,123	8%
2018	652,796	154,696	31,885	529,985	6%

See accompanying independent auditors’ report.

55

Part C

Other Information

Item 30.	Exhibits

(a)	Board of Directors Resolution

Resolution of the Board of Directors of Phoenix Life Insurance Company establishing the Phoenix Mutual Variable Universal Life Account is incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 1998.

(b)	Custodian Agreements

Not applicable.

(c)	Underwriting Contracts

(1)

Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000, is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 033-06793), filed via EDGAR on April 30, 2004.

(2)

Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of policies is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

(3)

Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (Phoenix) and Phoenix Equity Planning Corporation (“PEPCO”), dated February 5, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4)

Amended and Restated Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (“Phoenix”) and 1851 Securities, Inc. (“1851”), dated January 1, 2012, is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(d)	Contracts

Version
Depositor Form Number	Contract or Rider	A	B	C

2667	Flex Edge – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

UR72	LifePlan Options Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.			X

V601	Joint Edge® – Flexible Premium Joint Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

V603	Flex Edge Success® – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

V603 (PIE)	Individual Edge® – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.			X

3

Version
Depositor Form Number	Contract or Rider	A	B	C

VR01	Amendment Permitting Face Amount Increases is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

VR02	Death Benefit Protection Rider, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X

VR03	Survivor Insurance Purchase Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR04	Variable Joint Life Policy Exchange Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR05	Disability Benefit to Age 65 Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR06	Term Insurance Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR08	Whole Life Exchange Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR11	Cash Value Accumulation Test Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X	X

XVR130	Temporary Money Market Allocation Amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR147	Accidental Death Benefit Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR148	Disability Payment of Specified Annual Premium Amount Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X

VR149	Death Benefit Options – Policy Amendment is incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

VR150	Purchase Protector Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR162	Living Benefit Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR23	Death Benefit Option – Policy Amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

4

Version
Depositor Form Number	Contract or Rider	A	B	C

VR24	Death Benefit Protection Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR27	Family Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.		X	X

VR28	Business Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.		X

VR29	Child Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.		X	X

VR33	Individual Term Rider is filed herewith.			X

VR39	Age 100+ Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.			X

(e)	Applications

Version A:

(1)	Form of application for Flex Edge is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

Version B:

(1)	Form of application for Joint Edge ® is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

(2)	Form of application for Flex Edge Success® is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

Version C:

(1)	Form of application for Individual Edge® is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.

(f)	Depositor’s Certificate of Incorporation and Bylaws

(1)	Amended and Restated Charter of Nassau Life Insurance Company, dated October 9, 2018. FILED HEREWITH.

(2)	Amended and Restated By-Laws of Nassau Life Insurance Company, effective February 2, 2018. FILED HEREWITH.

(g)	Reinsurance Contracts

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on November 7, 2007.

(2)	Amendment No. 6 to the Automatic Coinsurance Agreement 3027 effective March 3, 2000 among Phoenix Life Insurance Company, PHL Variable Insurance Company and XL Life, Ltd. [FILED HEREWITH]

(3)

Pool Reinsurance Agreement No. 3118, effective July 1, 2006, among Phoenix Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, and RGA Reinsurance Company; and Amendment to Pool Reinsurance Agreement No. 3118, effective July 1, 2006, among Phoenix Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, and RGA Reinsurance Company. [FILED HEREWITH]

(4)	Novation Agreement, dated December 31, 2002, among Annuity and Life Reassurance, Ltd., XL Life Ltd., and Phoenix Life Insurance Company. [FILED HEREWITH]

(5)

Pool Reinsurance Agreement No. 3008, effective January 1, 2000, among Phoenix Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, and RGA Reinsurance Company; and Amendment No. 3 to Pool Reinsurance Agreement No. 3008, effective July 1, 2006, among Phoenix Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, and RGA Reinsurance Company. [FILED HEREWITH]

(6)

Automatic Reinsurance Agreement No. 2846, effective October 1, 1998 among Phoenix Life Insurance Company, PHL Variable Life Insurance Company, Phoenix Life and Annuity Company, and Annuity and Life Reassurance Ltd. and Amendments 1-8 thereto - FILED HEREWITH

5

(h)	Participation Agreements

(1) (a)

Participation Agreement dated May 1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)

Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)

Amendment dated May 3, 2004 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. dated May 1, 2000 is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

(d)

Amendment No. 3 to Participation Agreement as of May 1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. Phoenix Life Insurance Company and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(e)

Amendment No.  4 to Participation Agreement as of May  1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

(f)

Amendment No.  5 to Participation Agreement as of March  1, 2008 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, Phoenix Life and Annuity Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(g)

Amendment No.  6 to Participation Agreement as of September  20, 2010 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company (“PHLVIC”), Phoenix Life Insurance Company (“PLIC”), Phoenix Life and Annuity Company (“PLAC”), and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(2) (a)

Amended and Restated Fund Participation Agreement dated May 6, 2008 among Phoenix Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management LLP and Columbia Management Distributors, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149636), filed via EDGAR on July 11, 2008.

(b)

Consent to Assignment of Participation Agreement dated March 29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and Phoenix Life Insurance Company to RiverSource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(3) (a)

Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

6

(b)

Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(c)

First Addendum to Fund Participation Agreement dated January 19, 2010 by and between Phoenix Life Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4) (a)

Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)

Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)

Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(d)

Amendment No.  3 dated February 1, 2008 to the Fund Participation Agreement dated July  19, 1999 among Phoenix Life Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(5)

Participation Agreement dated May 1, 2006 among The Universal Institutional Funds Inc., Morgan Stanley Distribution Inc., Morgan Stanley Investment Management Inc., and Phoenix Life Insurance Company, is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File Number 333-123035), filed via EDGAR on December 19, 2006.

(6)

Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(7) (a)

Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Phoenix Life Insurance Company, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(b)

First Amendment to Amended and Restated Participation Agreement by and among Phoenix Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”), and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products V, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(8) (a)

Participation Agreement dated March 29, 2001 among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

7

(b)

Amendment No.  1 effective April 30, 2010 to Participation Agreement dated as of March  29, 2001, by and among AIM Variable Insurance Funds (“AVIF”), AIM Distributors, Inc., Phoenix Home Life Mutual Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(c)

Amendment No.  2 effective September 20, 2010 to Participation Agreement dated March  29, 2001 by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc., Phoenix Home Life Mutual Insurance Company and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(9)

Participation Agreement dated May 30, 2003 among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 on Form N-6 (File No. 033-23251), filed via EDGAR on May 30, 2003.

(10)

Fund Participation Agreement dated April 25, 2005 among Phoenix Life Insurance Company, Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(11)

Participation Agreement dated April 14, 2005 among Phoenix Life Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(12)

Participation Agreement as of November 5, 2010 among Virtus Variable Insurance Trust, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and 1851 Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(13) (a)

Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(b)

Novation of and Amendment No. 1, dated August 25, 2011, to Participation Agreement by and among Allianz Global Investors Distributors LLC (“AGID”), PIMCO Investments LLC (“PI”), PIMCO Variable Insurance Trust (the “Trust”) and Phoenix Life Insurance Company (the “Company”) is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(14)

Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(15)

Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc., is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(16)

Participation Agreement dated September 7, 2007 among Phoenix Life Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(17) (a)

Participation Agreement dated February 1, 2008 among Phoenix Life Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

8

(b)

Consent to Assignment of Participation Agreement effective February 1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

(c)

Amendment as of September 20, 2010 to Participation Agreement dated February 1, 2008, by and among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation, as amended by a consent to assignment dated December 12, 2008 from Ameritas Investment corp. to Calvert Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(18)

Amended and Restated Participation Agreement of November 19, 2010 by and among Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”), (together “Phoenix”), Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(19)	Fund Participation Agreement, dated April 8, 2021, among Calvert Variable Products, Inc., PHL Variable Insurance Company et al. - FILED HEREWITH

(i)	Administrative Contracts

(1) (a)

Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between Phoenix Life Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(b)

Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement by and between Phoenix Life Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(c)

Amendment dated January 1, 2008 to Amended and Restated Administration and Accounting Services Agreement by and between Phoenix Life Insurance Company (“PLIC”) and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(j)	Other Material Contracts

(1)

Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, The Alger American Fund, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, The Rydex Trust, Wanger Advisors Trust; and The Universal Institutional Funds are incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

(2)

Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2, between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

(3)

Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company , Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

9

(4)

Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(5)

Rule 22c-2 Shareholder Information Agreement as of November  5, 2010 by and among VP Distributors, Inc. (“Fund Agent”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (together “Insurance Company”), and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(6) (a)

Distribution and Administrative Services Agreement as of November 5, 2010 among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, Inc. (“VPD”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(b)

Amendment to Distribution and Administrative Services Agreement by and among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, LLC (formerly known as VP Distributors, Inc.), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. dated January 1, 2013 is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(7)

Investment Performance Calculation Agreement as of November 5, 2010 by and among The Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, (collectively, “Phoenix”) and Virtus Partners, Inc. (“Virtus”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(8)	BNY Mellon Administrative Agreements.

(a)	Checking and Financial Recordkeeping Services Agreement between Phoenix Life Insurance Company and PFPC Inc., dated March 24, 2006 FILED HEREWITH

(b)	Amendment No 1 to Checking and Financial Recordkeeping Services Agreement, dated August 1, 2009 FILED HEREWITH

(c)	Letter dated January 11, 2011 re renewal of Checking and Financial Services Agreement FILED HEREWITH

(d)	Letter dated January 28, 2014 re renewal of Checking and Financial Services Agreement FILED HEREWITH

(e)	Amendment No 2. to Checking and Financial Services Agreement, dated May 3, 2016. FILED HEREWITH.

(k)	Legal Opinion

Opinion and Consent of Counsel filed herewith.

(l)	Actuarial Opinion

Not applicable.

(m)	Calculation

Not applicable.

(n)	Other Opinions

(1)	Consents of Independent Registered Public Accounting Firm - Filed Herewith

(2)	Powers of attorney, allowing signing of registration statement by the POA. FILED HEREWITH

(o)	Omitted Financial Statements

Not applicable.

(p)	Initial Capital Agreements

Not applicable.

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(q)	Redeemability Exemption

SEC Rule 6e-3 (T) administrative procedures memo is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

(r)	Form of Initial Summary Prospectuses.

Not applicable.

Item 31.	Directors and Officers of the Depositor.

The principal business address of each individual listed below is One American Row, Hartford, Connecticut 06102-5056 (except for Susan A. Zophy, whose principal business address is 15 Tech Valley Drive, Suite 201, East Greenbush, NY 12061-4142).

Name and Principal Business Address	Positions and Offices with Depositor
Phillip J. Gass	Director and Chairperson; President and Chief Executive Officer
Leanne M. Bell	Director
Kostas Cheliotis	Director; Vice President, General Counsel, and Secretary
Kevin J. Gregson	Director
Leland C. Launer	Director
Thomas M. Buckingham	Director; Vice President and Chief Product and Service Officer
Thomas A. Williams	Director
Diana Piquette	Vice President, Chief Financial Officer, and Treasurer
Jacqueline Bamman	Vice President and Chief People Officer
Justin Banulski	Vice President, Investment Accounting
Dana Battiston	Vice President and Actuary
Jan Buchsbaum	Vice President, Life and Annuity Product Development
Olga Buland	Vice President
Sam S.F. Caligiuri	Vice President and Assistant Secretary
David Czerniecki	Vice President, Chief Investment Officer
Michael Donovan	Vice President and Actuary
George Esposito	Vice President
David Monroe	Vice President and Chief Accounting Officer
John Murphy	Vice President and Corporate Auditor
Vernon Young	Vice President and Group Chief Risk Officer
Susan A. Zophy	Vice President, Life and Annuity Operations
William B. Moorcroft	Chief Compliance Officer and Anti-Money Laundering Officer
Justin Mosbo	Vice President and Chief Actuary

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Paul Tyler	Chief Marketing Officer
Susan L. Guazzelli	Assistant Treasurer
Barry Stopler	Assistant Treasurer

Item 32.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of Nassau Life, a stock life insurance company incorporated under the laws of the State of New York. Nassau Life is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group L.P. (Cayman) (Individuals) [Contract]
Nassau Financial Group L.P. (Cayman) [Contract]
Nassau Asset Management LLC (Delaware) [100%]
Nassau CorAmerica LLC (Delaware) [100%]
Nassau CorAmerica Loan Company LLC (Delaware) [100%]
Nassau CorAmerica Advisors LLC (Delaware) [100%]
Nassau Corporate Credit LLC (Delaware) [100%]
NCC CLO Manager LLC (Delaware) [100%]
NCC Management LLC (Delaware) [100%]
Nassau Private Credit LLC (Delaware) [100%]
Nassau Private Credit GP LLC (Delaware) [100%]
Nassau Private Credit Onshore Fund LP (Delaware) [Contract]
Nassau Private Credit Master Fund LP (Kentucky) [Contract]
Nassau Private Credit Offshore Fund LP (Kentucky) [Contract]
NPC SGP LLC (Delaware) [100%]
Nassau NCC Blocker (UK) Ltd. (Cayman) [100%]
NCC Management (UK) Ltd. (Great Britain) [100%]
Nassau Corporate Credit (UK) LLP (Great Britain0 [99%]
Nassau Alternative Investments LLC (Delaware) [100%]
NAMCO Services LLC (Delaware) [100%]
NSRE Saybrus Holdings, LLC (Delaware) [100%]
Saybrus Partners, LLC (Delaware) [86.2%]
Dedicated Distribution Partners, LLC (Delaware) [100%]
Saybrus Management Holding Company Inc. (Delaware) [Contract]
Saybrus Holdings, LLC (Delaware) [100%]
Saybrus Equity Services, LLC (Delaware) [100%]
Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]
Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]
Nassau Re/Imagine LLC
The Nassau Companies (Delaware) [100%]
Nassau Life and Annuity Company (Connecticut) [100%]
Lynbrook Re, Inc. (Vermont) [100%]
Nassau Life Insurance Company of Kansas (Kansas) [100%]
Sunrise Re, Inc. (Vermont) [100%]
The Nassau Companies of New York (Delaware) [100%]
Nassau CLO SPV-I LLC (Delaware) [56%] (2)
Nassau CLO SPV-II LLC (Delaware) [54.34%] (3)
Nassau Employee Co-Invest Fund I LLC (Delaware) [51%] (4)
Nassau Life Insurance Company [100%]
PM Holdings, Inc. (Connecticut) [100%]
Phoenix Founders, Inc. (Connecticut) [100%]
Nassau 2019 CFO LLC (Delaware) [76.73%] (5)
Nassau 2019 CFO Fund LLC (Delaware) [100%]
Foresters Financial Holding Company, Inc.(DE) [100%]
PHL Delaware LLC (Delaware) [100%]
DSM Sands LLC (Delaware) [100%]
PHL Variable Insurance Company (Connecticut) [100%]
Concord Re, Inc. (Connecticut) [100%]
Westgate Delaware LLC (Delaware) [100%]
Magni Re (Cayman) Ltd.
Nassau Reinsurance LLC (Delaware) [100%]
NSRE BD Holdco LLC (Delaware) [100%]
1851 Securities, Inc. (Delaware) [100%]
Nassau Cayman Brac Holding Company (Delaware). [100%]

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Item 33.	Indemnification

Section 6.1 of the By-laws of Nassau Life provides as follows:

To the full extent permitted by the laws of the State of New York, Nassau Life shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between Nassau Life and 1851 Securities, Inc., Nassau Life will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, Nassau Life shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

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Item 34.	Principal Underwriter.

1.	1851 Securities, Inc. (“1851 Securities”)

(a)

1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; and Nassau Life and Annuity Variable Universal Life Account. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	Directors and Executive Officers of 1851 Securities.

The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06102.

Name	Position
Thomas M. Buckingham	Director and Board Chairperson
Susan Guazzelli	Director, Second Vice President, and Treasurer
Haley Maldonado	Director, Secretary
William B. Moorcroft	Director, President & CEO, Chief Compliance Officer & Anti-Money Laundering Officer

1851 Securities received no compensation from the Registrant during the last fiscal year for sales of the contract.

(c)	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	1851 Securities	0	0	0	0

Item 35.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by Nassau Life at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 36.	Management Services.

All management contracts are discussed in Part A and Part B of this Registration Statement.

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Item 37.	Fee Representation.

Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, Nassau Life Insurance Company represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Nassau Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Nassau Life Variable Universal Life Account certifies that it meets all the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, in the City of Hartford and State of Connecticut on this 30th day of April, 2021.

Nassau Life Variable Universal Life Account

By: /s/ Phillip J. Gass
*Phillip J. Gass, President and Chief Executive Officer, Nassau Life Insurance Company

Nassau Life Insurance Company

By: /s/ Phillip J. Gass
*Phillip J. Gass, President and Chief Executive Officer

*	Signed by Kostas Cheliotis, as Attorney-in-Fact pursuant to power of attorney

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-Effective Amendment to Registration Statement No. 033-23251 on April 30, 2021.

Signature	Title

*Phillip J. Gass	Director

*Leanne M. Bell	Director

/s/ Kostas Cheliotis Kostas Cheliotis	Director

*Kevin J. Gregson	Director

*Leland C. Launer	Director

*Thomas M. Buckingham	Director

*Thomas A. Williams	Director

*Diana Piquette	Chief Financial Officer and Treasurer

*David Monroe	Chief Accounting Officer

/s/ Kostas Cheliotis *Kostas Cheliotis

*	As Attorney-in-Fact pursuant to Powers of Attorney

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Exhibit Index

Exhibit 30(f)	Depositor’s Charter and Bylaws - filed herewith

Exhibit 30(g)	Various Reinsurance Agreements (information deemed not material and likely to cause competitive harm has been redacted)

Exhibit 30(j)	BNY Mellon Administrative Agreements - filed herewith

Exhibit 30(k)	Opinion and Consent of Counsel filed herewith

Exhibit 30(n)(1)	Consents of Independent Registered Public Accounting Firm Filed Herewith

Exhibit 30(n)(2)	Powers of Attorney - filed herewith

Exhibit 30(d)	Individual Term Rider - filed herewith

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